[LOOMIS SAYLES LOGO APPEARS HERE]

 ONE FINANCIAL CENTER . BOSTON, MASSACHUSETTS 02111 . (888) 353-6885

THE LOOMIS SAYLES FUNDS

  LOOMIS SAYLES HIGH YIELD FUND

     INSTITUTIONAL CLASS

  LOOMIS SAYLES MUNICIPAL BOND FUND
     INSTITUTIONAL CLASS

  LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND
     INSTITUTIONAL CLASS

               DESIGNED FOR USE BY INVESTMENT PROFESSIONALS

PROSPECTUS                                                      JANUARY 1, 1999

LOOMIS SAYLES HIGH YIELD FUND

LOOMIS SAYLES MUNICIPAL BOND FUND
LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND

  Loomis Sayles High Yield Fund, Loomis Sayles Municipal Bond Fund and Loomis Sayles U.S. Government Securities Fund (the "Funds" and each a "Fund"), each a series of Loomis Sayles Funds, are separately managed, no-load mutual funds, each of which has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each Fund.

  This Prospectus concisely describes the information that an investor should know before investing in the Institutional Class shares of each Fund. Please read it carefully and keep it for future reference. A Statement of Additional Information (SAI) dated January 1, 1999, as revised from time to time, is available free of charge; write to Loomis Sayles Distributors, L.P. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111 or telephone 888 353-6885. The SAI, which contains more detailed information about the Funds, has been filed with the Securities and Exchange Commission (the "SEC") and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the Prospectus).

  For information about:                    For all other information about
   .Establishing an account                 the Funds:
   .Account procedures and status
   .Exchanges                               CALL 888 353-6885
   .Shareholder services
  CALL 800-626-9390

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  THE LOOMIS SAYLES HIGH YIELD FUND WILL NORMALLY INVEST AT LEAST 65% OF ITS TOTAL ASSETS IN LOWER-RATED SECURITIES, COMMONLY KNOWN AS "JUNK BONDS" AND MAY INVEST SUBSTANTIALLY ALL OF ITS ASSETS IN SUCH SECURITIES. INVESTMENTS OF THIS TYPE ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND NON-PAYMENT OF INTEREST. INVESTORS SHOULD ASSESS CAREFULLY THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE LOOMIS SAYLES HIGH YIELD FUND. SEE "MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISK CONSIDERATIONS--LOWER RATED FIXED INCOME SECURITIES" AND "APPENDIX A."

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
SUMMARY OF EXPENSES.......................................................   3
FINANCIAL HIGHLIGHTS......................................................   4
THE TRUST.................................................................   7
INVESTMENT OBJECTIVES AND POLICIES........................................   7
MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISK CONSIDERATIONS.....   9
THE FUNDS' INVESTMENT ADVISER.............................................  19
FUND EXPENSES.............................................................  20
PORTFOLIO TRANSACTIONS....................................................  21
HOW TO PURCHASE SHARES....................................................  21
SHAREHOLDER SERVICES......................................................  23
HOW TO REDEEM SHARES......................................................  24
CALCULATION OF PERFORMANCE INFORMATION....................................  26
DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES...........................  27
APPENDIX A
  DESCRIPTION OF BOND RATINGS.............................................  29

                              SUMMARY OF EXPENSES
           (FOR AN INSTITUTIONAL CLASS SHARE OF EACH INDICATED FUND)

  The following information is provided as an aid in understanding the various expenses that an investor in a Fund will bear indirectly. The information below is based on expenses for the Funds' most recent fiscal year, and should not be considered a representation of past or future expenses, as actual expenses may be greater or less than those shown. Also, the 5% annual return assumed in the Example should not be considered a representation of investment performance, as actual performance will vary.

                                                                          U.S.
                                                 HIGH      MUNICIPAL   GOVERNMENT
                                                 YIELD       BOND      SECURITIES
                                                 FUND        FUND         FUND
                                                 -----     ---------   ----------
 Shareholder Transaction Expenses:
 Maximum Sales Load Imposed on Purchases
  (as % of offering price).....................  none        none         none
 Maximum Sales Load Imposed on Reinvested
  Dividends
  (as % of offering price).....................  none        none         none
 Maximum Deferred Sales Load
  (as % of original purchase price or
  redemption proceeds).........................  none        none         none
 Redemption Fees/1........................../..  2.00%       none         none
 Exchange Fees.................................  none        none         none
 Annual Fund Operating Expenses (as a
  percentage of average net assets):
 Management Fees...............................   .60%        .40%         .30%
 12b-1 Fees....................................  none        none         none
 Other Operating Expenses (after expense
  reimbursements where indicated)..............   .15%/2/     .20%/2/      .20%/2/
 Total Fund Operating Expenses (after expense
  reimbursements where indicated)..............   .75%/2/     .60%/2/      .50%/2/
 Example:
 An investor would pay the following expenses
  on a $1,000 investment assuming a 5% annual
  return (with or without a redemption at the
  end of each time period):
 One Year......................................  $  8        $  6         $  5
 Three Years...................................  $ 24        $ 19         $ 16
 Five Years....................................  $ 42        $ 33         $ 28
 Ten Years.....................................  $ 93        $ 75         $ 63

-----------
/1/A $5 charge applies to any wire transfer of redemption proceeds from each Fund. A 2.00% redemption fee applies with respect to shares of the High Yield Fund redeemed within one (1) year of purchase. Loomis Sayles may, in its discretion, waive redemption fees on shares of the High Yield Fund as set forth under the heading "How to Redeem Shares" if it determines that there are minimal brokerage and transaction costs incurred in connection with the redemption.

/2/Loomis Sayles has voluntarily agreed, for an indefinite period, to limit the Funds' Total Operating Expenses to the percentages of net assets shown in the table. Without this agreement, Other Operating Expenses and Total Operating Expenses would have been 1.82% and 2.42%, respectively, for the High Yield Fund, 1.30% and 1.70%, respectively, for the Municipal Bond Fund, and 0.67% and 0.97%, respectively, for the U.S. Government Securities Fund.

                             FINANCIAL HIGHLIGHTS
           (FOR AN INSTITUTIONAL CLASS SHARE OF EACH INDICATED FUND
                 OUTSTANDING THROUGHOUT THE INDICATED PERIODS)

  The financial highlights tables that follow have been audited by PricewaterhouseCoopers LLP, independent accountants. The following information should be read in conjunction with the financial highlights, financial statements and the notes thereto contained in the Funds' 1998 Annual Report, which is incorporated by reference in this Prospectus and the Statement of Additional Information.

                                              HIGH YIELD FUND--INSTITUTIONAL
                                                           CLASS
                                             ---------------------------------
                                                 NINE                SEP. 11**
                                             MONTHS ENDED YEAR ENDED    TO
                                              SEPT. 30*,   DEC. 31,  DEC. 31,
                                                 1998        1997      1996
                                             ------------ ---------- ---------
Net asset value, beginning of period.......     $10.12      $10.11    $10.00
                                                ------      ------    ------
Income from investment operations--
 Net investment income (loss)..............       0.78 +      0.83      0.20
 Net realized and unrealized gain (loss) on
  investments..............................      (2.28)       0.27      0.11
                                                ------      ------    ------
 Total from investment operations..........      (1.50)       1.10      0.31
                                                ------      ------    ------
Less distributions--
 Dividends from net investment income......      (0.46)      (0.86)    (0.20)
 Distributions from net realized capital
  gains....................................       0.00       (0.26)     0.00
                                                ------      ------    ------
 Total distributions.......................      (0.46)      (1.12)    (0.20)
                                                ------      ------    ------
 Redemption Fees...........................       0.01        0.03      0.00
                                                ------      ------    ------
Net asset value, end of period.............     $ 8.17      $10.12    $10.11
                                                ======      ======    ======
Total return (%)***........................      (15.6)++     11.4       3.1++
Net assets, end of period (000)............     $6,624      $5,266    $1,939
Ratio of operating expenses to average net
 assets (%)****............................       0.75+++     0.75      0.75+++
Ratio of net investment income to average
 net assets (%)............................      10.54+++     8.96      8.85+++
Portfolio turnover rate (%)................         33++        68         0++
Without giving effect to voluntary expense
 limitations:
 The ratio of operating expenses to average
  net assets would have been (%)...........       2.42+++     3.81     12.06+++
 Net investment income per share would have
  been.....................................     $ 0.65+     $ 0.54    $(0.05)

-----------
   * The Fund's fiscal year-end changed to September 30 from December 31. ** Commencement of investment operations.
 *** Total returns would have been lower had the adviser not reduced its advisory fee and/or borne other operating expenses.
**** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.

   + Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  ++ Periods less than one year are not annualized.

 +++ Computed on an annualized basis.

                                    MUNICIPAL BOND FUND--INSTITUTIONAL CLASS
                          -------------------------------------------------------------------
                            NINE
                           MONTHS                                                    MAY 29**
                            ENDED               YEAR ENDED DEC. 31,                     TO
                          SEPT. 30*  ----------------------------------------------  DEC. 31,
                            1998      1997    1996    1995    1994    1993    1992     1991
                          ---------  ------  ------  ------  ------  ------  ------  --------
Net asset value,
 beginning of period....   $ 11.70   $11.29  $11.53  $10.41  $11.54  $10.95  $10.55   $10.00
                           -------   ------  ------  ------  ------  ------  ------   ------
Income from investment
 operations--
 Net investment income
  (loss)................      0.40     0.56    0.52    0.52    0.52    0.51    0.51     0.24
 Net realized and
  unrealized gain (loss)
  on investments........      0.27     0.51   (0.15)   1.16   (1.13)   0.74    0.46     0.56
                           -------   ------  ------  ------  ------  ------  ------   ------
 Total from investment
  operations............      0.67     1.07    0.37    1.68   (0.61)   1.25    0.97     0.80
                           -------   ------  ------  ------  ------  ------  ------   ------
Less distributions--
 Dividends from net
  investment income.....     (0.40)   (0.56)  (0.52)  (0.52)  (0.52)  (0.51)  (0.51)   (0.23)
 Distributions from net
  realized capital
  gains.................     (0.01)   (0.10)  (0.09)  (0.04)   0.00   (0.15)  (0.06)   (0.02)
                           -------   ------  ------  ------  ------  ------  ------   ------
 Total distributions....     (0.41)   (0.66)  (0.61)  (0.56)  (0.52)  (0.66)  (0.57)   (0.25)
                           -------   ------  ------  ------  ------  ------  ------   ------
Net asset value, end of
 period.................   $ 11.96   $11.70  $11.29  $11.53  $10.41  $11.54  $10.95   $10.55
                           =======   ======  ======  ======  ======  ======  ======   ======
Total return (%)***.....       5.9+     9.8     3.3    16.5    (5.4)   11.6     9.4      8.1+
Net assets, end of
 period (000)...........   $10,056   $8,752  $8,701  $7,961  $7,270  $5,160  $2,200   $  706
Ratio of operating
 expenses to average net
 assets (%)****.........      0.60++   0.60    1.00    1.00    1.00    1.00    1.00     1.00++
Ratio of net investment
 income to average net
 assets (%).............      4.62++   4.90    4.61    4.72    4.79    4.50    4.81     5.03++
Portfolio turnover rate
 (%)....................        30+      50      38      41      28      36      32       26+
Without giving effect to
 voluntary expense
 limitations:
 The ratio of operating
  expenses to average
  net assets would have
  been (%)..............      1.70++   1.80    2.31    2.02    2.37    3.22    7.65    21.58++
 Net investment income
  per share would have
  been..................   $  0.31   $ 0.42  $ 0.37  $ 0.41  $ 0.37  $ 0.26  $(0.19)  $(0.74)

-----------
   * The Fund's fiscal year-end changed to September 30 from December 31. ** Commencement of investment operations.
 *** Total returns would have been lower had the adviser not reduced its advisory fee and/or borne other operating expenses.
**** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.

   + Periods less than one year are not annualized.

  ++ Computed on an annualized basis.

                                 U.S. GOVERNMENT SECURITIES FUND--INSTITUTIONAL CLASS
                          --------------------------------------------------------------------------
                             NINE
                            MONTHS                                                          MAY 21**
                            ENDED                   YEAR ENDED DEC. 31,                        TO
                          SEPT. 30*,  ----------------------------------------------------  DEC. 31,
                             1998      1997     1996     1995     1994     1993     1992      1991
                          ----------  -------  -------  -------  -------  -------  -------  --------
Net asset value,
 beginning of period....   $ 10.70    $ 10.08  $ 10.64  $  9.22  $ 10.53  $ 10.45  $ 10.77   $10.00
                           -------    -------  -------  -------  -------  -------  -------   ------
Income from investment
 operations--
 Net investment income..      0.43       0.63     0.68     0.66     0.64     0.64     0.64     0.40
 Net realized and
  unrealized gain (loss)
  on investments........      0.58       0.61    (0.57)    1.42    (1.30)    1.00     0.27     1.11
                           -------    -------  -------  -------  -------  -------  -------   ------
 Total from investment
  operations............      1.01       1.24     0.11     2.08    (0.66)    1.64     0.91     1.51
                           -------    -------  -------  -------  -------  -------  -------   ------
Less distributions--
 Dividends from net
  investment income.....     (0.30)     (0.62)   (0.67)   (0.66)   (0.65)   (0.65)   (0.59)   (0.40)
 Distributions from net
  realized capital
  gains.................      0.00       0.00     0.00     0.00     0.00    (0.91)   (0.64)   (0.34)
                           -------    -------  -------  -------  -------  -------  -------   ------
 Total distributions....     (0.30)     (0.62)   (0.67)   (0.66)   (0.65)   (1.56)   (1.23)   (0.74)
                           -------    -------  -------  -------  -------  -------  -------   ------
Net asset value, end of
 period.................   $ 11.41    $ 10.70  $ 10.08  $ 10.64  $  9.22  $ 10.53  $ 10.45   $10.77
                           =======    =======  =======  =======  =======  =======  =======   ======
Total return (%)***.....       9.6+      12.7      1.3     23.0     (6.3)    15.7      8.8     15.3+
Net assets, end of
 period (000)...........   $29,246    $17,668  $14,192  $19,499  $17,341  $18,317  $10,899   $6,248
Ratio of operating
 expenses to average net
 assets (%)****.........      0.60++     0.60     1.00     1.00     1.00     1.00     1.00     1.00++
Ratio of net investment
 income to average net
 assets (%).............      5.61++     6.29     6.23     6.47     6.60     5.95     6.54     7.01++
Portfolio turnover rate
 (%)....................        84+       156      137      169      242      277      344      273+
Without giving effect to
 voluntary expense
 limitations:
 The ratio of operating
  expenses to average
  net assets would have
  been (%)..............      0.97++     1.23     1.19     1.22     1.22     1.29     2.01     2.39++
 Net investment income
  per share would have
  been..................   $  0.40    $  0.57  $  0.66  $  0.64  $  0.62  $  0.61  $  0.54   $ 0.32

-----------
   * The Fund's fiscal year-end changed to September 30 from December 31. ** Commencement of operations.
 *** Total returns would have been lower had the adviser not reduced its advisory fee and/or borne other operating expenses.
**** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.

   + Periods less than one year are not annualized.

  ++ Computed on an annualized basis.

NOTE: Further information about each Fund's performance is contained in the Funds' annual report to shareholders, which may be obtained without charge.

                                   THE TRUST

  Each Fund is a series of Loomis Sayles Funds (the "Trust"). The Trust is a diversified open-end management investment company organized as a Massachusetts business trust on February 20, 1991. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. Shares are freely transferable and entitle shareholders to receive dividends as determined by the Trust's board of trustees and to cast a vote for each share held at shareholder meetings. The Trust does not generally hold shareholder meetings and will do so only when required by law. Shareholders may call meetings to consider removal of the Trust's trustees.

                      INVESTMENT OBJECTIVES AND POLICIES

LOOMIS SAYLES HIGH YIELD FUND

  The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

  The Fund seeks to achieve its objective by normally investing substantially all of its assets in fixed income securities, although up to 20% of its total assets may be invested in preferred stocks and up to 10% of its total assets may be invested in common stocks. The fixed income securities in which the Fund may invest include corporate securities, securities issued or guaranteed by the U.S. Government or its authorities or instrumentalities ("U.S. Government Securities"), commercial paper, zero coupon securities, mortgage-backed securities, CMOs, asset-backed securities, when-issued securities, real estate investment trusts ("REITs"), Rule 144A securities, repurchase agreements and convertible securities. The Fund may engage in options and futures transactions, repurchase transactions, foreign currency hedging transactions and swap transactions. The Fund may invest any portion of its assets in securities of Canadian issuers and up to 50% of its total assets in the securities of other foreign issuers.

  The Fund will normally invest at least 65% of its total assets in fixed income securities of below investment grade quality (commonly referred to as "junk bonds").

  The percentages of the Fund's assets invested as of September 30, 1998 in securities assigned to the various rating categories by Standard & Poor's and Moody's Investors Service, Inc. ("Moody's") at the time of purchase or, if unrated, determined by Loomis Sayles to be of comparable quality, were as follows:

                                             STANDARD
                                             & POOR'S UNRATED* MOODY'S UNRATED**
                                             -------- -------- ------- ---------
   AAA/Aaa..................................    --       --       --       --
   AA/Aa....................................    --       --       --       --
   A/A......................................   4.17%     --      4.14%     --
   BBB/Baa..................................   3.57%    0.22%    3.10%     --
   BB/Ba....................................  36.07%   16.88%   23.30%   16.29%
   B/B......................................  23.81%     --     40.32%     --
   CCC/Caa..................................  13.45%     --     10.42%     --
   CC/Ca....................................   0.93%     --      2.44%     --
   C/C......................................   0.92%     --       --       --
   D........................................    --       --       --       --

-----------

*Unrated by Standard & Poor's but determined to be of comparable quality by Loomis Sayles.

**Unrated by Moody's but determined to be of comparable quality by Loomis
    Sayles.

LOOMIS SAYLES MUNICIPAL BOND FUND

  The Fund's investment objective is as high a level of current income exempt from federal income tax as is consistent with the preservation of capital.

  The Fund seeks to achieve its objective by normally investing substantially all of its assets in securities the income from which is, in the opinion of issuer's counsel at the time of issuance, exempt from federal income tax ("tax exempt securities"). It is a fundamental policy of the Fund that, during periods of normal market conditions, at least 80% of its net assets will be invested in tax exempt securities. Normally, substantially all of its market value will be invested in fixed income securities of investment grade quality (i.e., securities rated at the time of purchase by at least one of the major rating agencies in its top four categories) or in unrated securities determined by Loomis Sayles to be of comparable quality, and at least 65% of the Fund's total assets will be invested in bonds. The Fund may engage in options and futures transactions.

  The Fund may invest in "private activity bonds," which pay interest that, although exempt from ordinary federal income taxes, may be subject to federal or state alternative minimum taxes. The Fund's investments in private activity bonds normally will not exceed 20% of its net assets.

LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND

  The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

  The Fund seeks to achieve its objective by investing substantially all its assets in U.S. Government Securities and in certificates representing undivided interests in the interest or principal of U.S. Treasury securities. At least 65% of the Fund's total assets will normally be invested in U.S. Government Securities.

ALL FUNDS

  For temporary defensive purposes, each Fund may invest any portion of its assets in fixed income securities, cash or any other securities deemed appropriate by Loomis Sayles.

  Except for each Fund's investment objective, and any investment policies that are identified as "fundamental," all of the investment policies of each Fund may be changed without a vote of Fund shareholders.

                 MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS
                            AND RISK CONSIDERATIONS

DEBT AND OTHER FIXED INCOME SECURITIES

  Each of the Funds may invest in fixed income securities of any maturity. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private issuers. Because interest rates vary, it is impossible to predict the income of a Fund that invests in fixed income securities for any particular period. The net asset value of such a Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

  Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest.

U.S. GOVERNMENT SECURITIES

  U.S. Government Securities have different kinds of government support. For example, some U.S. Government Securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government Securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States.

  Although U.S. Government Securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government Securities do go up and down as interest rates change. Thus, for example, the value of an investment in a Fund that holds U.S. Government Securities may fall during times of rising interest rates. Yields on

U.S. Government Securities tend to be lower than those on corporate securities of comparable maturities.

  Some U.S. Government Securities, such as Government National Mortgage Association Certificates ("GNMA"), are known as "mortgage-backed" securities. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government Securities are passed through to the holders of the security. If a Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities.

  In addition to investing directly in U.S. Government Securities, the Funds may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government Securities. These investment instruments may be highly volatile.

TAX EXEMPT SECURITIES

  Issuers of tax exempt securities may make interest and principal payments from money raised through a variety of sources, including (1) the issuer's general taxing power, (2) a specific type of tax, such as a property tax, or
(3) a particular facility or project, such as a highway. The ability of an issuer of tax exempt bonds to make these payments could be affected by litigation, legislation or other political events, or the bankruptcy of the issuer. The interest on tax exempt securities issued after August 15, 1986 is retroactively taxable from the date of issuance if the issuer does not comply with certain requirements concerning the use of bond proceeds and the application of earnings on bond proceeds.

LOWER RATED FIXED INCOME SECURITIES

  The High Yield Fund may invest a portion of its assets in securities rated below investment grade (commonly referred to as "junk bonds"). The Fund will normally invest at least 65% of its total assets in such securities. For purposes of the foregoing percentages, a security will be treated as being of investment grade quality if at the time a Fund acquires it at least one major rating agency has rated the security in its top four rating categories (even if another such agency has issued a lower rating), or if the security is unrated but Loomis Sayles determines it to be of investment grade quality. Lower rated fixed income securities generally provide higher yields, but are subject to greater credit and market risk, than higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a Fund investing in lower rated fixed income securities may be more dependent on Loomis Sayles' own credit analysis than is the case with higher quality bonds. The market for lower rated fixed income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Securities in the lowest rating categories may be in poor standing or in default. Securities in the lowest investment grade category (BBB or Baa) have some speculative characteristics.

  For more information about the ratings services' descriptions of the various rating categories, see Appendix A.

COMMON STOCKS AND OTHER EQUITY SECURITIES

  Common stocks and similar equity securities, such as warrants and convertibles, are volatile and more risky than some other forms of investment. The value of an investment in a Fund that invests in equity securities may sometimes decrease. Equity securities of companies with relatively small market capitalization may be more volatile than the securities of larger, more established companies and than the broad equity market indexes.

ZERO COUPON SECURITIES

  Each Fund may invest in "zero coupon" fixed income securities. These securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. A Fund investing in zero coupon securities is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus the Fund may have to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity.

MORTGAGE-BACKED SECURITIES

  Each Fund (except the Municipal Bond Fund) may invest in mortgage-backed securities, such as GNMA or Fannie Mae certificates, which differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If a Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

STRIPPED MORTGAGE-BACKED SECURITIES

  Each Fund may invest in interest-only and principal-only classes of mortgage-backed securities ("IOs" and "POs"). The yield to maturity on an IO or PO is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

  The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund's ability to buy or sell those securities at any particular time.

COLLATERALIZED MORTGAGE OBLIGATIONS

  Each Fund (except the Municipal Bond Fund) may invest in CMOs. A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, the early retirement of a particular class or series of CMOs held by a Fund could involve the loss of any premium the Fund paid when it acquired the investment and could result in the Fund's reinvesting the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

ASSET-BACKED SECURITIES

  The High Yield Fund may invest in asset-backed securities. Through the use of trusts and special purpose corporations, automobile and credit card receivables are securitized in pass-through structures similar to mortgage pass-through structures or in a pass-through structure similar to the CMO structure. Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

WHEN-ISSUED SECURITIES

  Each Fund may purchase securities on a "when-issued" basis. This means that the Fund will enter into a commitment to buy the security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If a Fund has outstanding obligations to buy when-issued securities, it will maintain liquid assets in a segregated account at its custodian bank in an amount sufficient to satisfy these obligations.

CONVERTIBLE SECURITIES

  The High Yield Fund may invest in convertible securities. Convertible securities include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity security, however, so that when the price of the underlying equity security falls, the decline in the price of the convertible security may sometimes be less substantial than that of the underlying equity security. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. The Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. Because conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

REAL ESTATE INVESTMENT TRUSTS

  The High Yield Fund may invest in REITs. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, risks of default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and failing to maintain their exemptions from registration under the Investment Company Act of 1940 (the "1940 Act").

  Investment in REITs involves risk similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger securities.

RULE 144A SECURITIES

  Each Fund may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid.

FOREIGN SECURITIES

  The High Yield Fund may invest in securities of issuers organized or headquartered outside the United States ("foreign securities"). The Fund may invest any portion of its assets in securities of Canadian issuers and up to 50% of its total assets in the securities of other foreign issuers.

  Although investing in foreign securities may increase the Fund's diversification and reduce portfolio volatility, foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

  The Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

  Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund investing in these securities may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations or foreign withholding taxes. Changes in the value relative to the U.S. dollar of a foreign currency in which the Fund's holdings are denominated will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

  In addition, although part of the Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

  In determining whether to invest assets of the Funds in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce a Fund's net income available for distribution to shareholders.

FOREIGN CURRENCY HEDGING TRANSACTIONS

  The High Yield Fund may engage in foreign currency exchange transactions to protect the value of specific portfolio positions or in anticipation of changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. For example, to protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (that is, cash) basis at the prevailing spot rate. If conditions warrant, the Funds may also enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Funds might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options, and will be treated as illiquid assets. The Funds may not be able to dispose of over-the-counter options readily.

  Foreign currency transactions involve costs and may result in losses.

SWAP TRANSACTIONS

  The High Yield Fund may enter into interest rate or currency swaps. The Fund will enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. The Fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty were to default on its obligations.

OPTIONS AND FUTURES TRANSACTIONS

  The Funds (except the U.S. Government Securities Fund) may buy, sell or write options on securities, securities indexes, currencies or futures contracts and may buy and sell futures contracts on securities, securities indexes or currencies. The Funds may engage in these transactions either for the purpose of enhancing investment return, or to hedge against changes in the value of other assets that the Funds own or intend to acquire. Options and futures fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

  Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If a Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option.

  A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by a Fund exceeds (or is less than) the price of the offsetting purchase, the Fund will realize a gain (or loss).

  The value of options purchased by a Fund and futures contracts held by a Fund may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in a Fund's portfolio. All transactions in options and futures involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. When a Fund writes a call option or sells a futures contract without holding the underlying securities, currencies or futures contracts, its potential loss is unlimited. The Fund will be required, however, to set aside with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options and futures contracts.

  The successful use of options and futures will usually depend on Loomis Sayles' ability to forecast stock market, currency or other financial market movements correctly. The Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange traded options also depends on the availability of a liquid secondary market to enable a Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of options that are not traded on an exchange ("over-the-counter" options), a Fund is at risk that the other party to the transaction will default on its obligations, or will not permit a Fund to terminate the transaction before its scheduled maturity. As a result of these characteristics, each Fund will treat most over-the-counter options (and the assets it segregates to cover its obligations thereunder) as illiquid.

  The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than are the U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" above.

REPURCHASE AGREEMENTS

  Each Fund may invest in repurchase agreements. In repurchase agreements, a Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for a Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.

YEAR 2000

  Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000. Should any of the computer systems employed by the Funds' major service providers fail to process this type of information properly, that could have a negative impact on the Funds' operations and the services that are provided to the Funds' shareholders. Loomis Sayles and the Distributor have each advised the Funds that they are reviewing all of their computer systems with the goal of modifying or replacing such systems prior to January 1, 2000, to the extent necessary to foreclose any such negative impact. In addition, Loomis Sayles has been advised by the Funds' custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this prospectus, the Funds and Loomis Sayles have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the portfolio securities held by the Funds may be adversely affected by the inability of the securities' issuers or of third parties to process this type of information properly.

                         THE FUNDS' INVESTMENT ADVISER

  The Funds' investment adviser is Loomis Sayles, One Financial Center, Boston, Massachusetts 02111. Founded in 1926, Loomis Sayles is one of the country's oldest and largest investment firms. The general partner of Loomis Sayles is a special purpose corporation that is an indirect wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies' managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("Met Life"), a mutual life insurance company. Nvest Companies' advising general partner, Nvest, L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest L.P.

  In addition to selecting and reviewing the Funds' investments, Loomis Sayles provides executive and other personnel for the management of the Funds. The Funds' board of trustees supervises Loomis Sayles' conduct of the affairs of the Funds.

  As of October 31, 1998, Charles Schwab & Co. Inc. owned 38% of the High Yield Fund. As of October 31, 1998, Charles Schwab & Co. Inc. owned 68% of the U.S. Government Securities Fund. Shareholders holding more than 25% of a Fund's shares may be deemed to control the relevant Fund.

  Daniel J. Fuss, President of the Trust and Executive Vice President of Loomis Sayles, has served as the portfolio manager of the High Yield Fund since its commencement of investment operations in 1996. Kathleen C. Gaffney, Vice President of the Trust and Loomis Sayles, has served as associate portfolio manager of the High Yield Fund since its commencement of investment operations in 1996. Martha F. Hodgman, Vice President of the Trust and of Loomis Sayles, has served as portfolio manager of the Municipal Bond Fund since May 1993. Kent P. Newmark, Vice President of the Trust and of Loomis Sayles, has served as the portfolio manager of the U.S. Government Securities Fund since its commencement of investment operations in 1991. Each of the foregoing has been employed by Loomis Sayles for at least five years.

                                 FUND EXPENSES

  Each Fund pays Loomis Sayles a monthly investment advisory fee at the following annual percentage rates of the Fund's average daily net assets:

   FUND                                                                     RATE
   ----                                                                     ----
   High Yield.............................................................. .60%
   Municipal Bond.......................................................... .40%
   U.S. Government Securities.............................................. .30%

  In addition to the investment advisory fee, each Fund pays all expenses not expressly assumed by Loomis Sayles, including taxes, brokerage commissions, fees and expenses of the registering or qualifying the Fund's shares under federal and state securities laws, fees of the Fund's custodian, transfer agent, independent accountants and legal counsel, expenses of shareholders' and trustees' meetings, expenses of preparing, printing and mailing prospectuses to shareholders and fees of trustees who are not directors, officers or employees of Loomis Sayles or its affiliated companies.

  Loomis Sayles has voluntarily agreed, for an indefinite period, to reduce its advisory fees and/or bear other Fund expenses to the extent necessary to limit Fund total annual operating expenses of the Institutional Class shares of each

Fund to the following annual percentage rate of the Fund's average daily net assets:

   FUND                                                                     RATE
   ----                                                                     ----
   High Yield.............................................................. .75%
   Municipal Bond.......................................................... .60%
   U.S. Government Securities.............................................. .50%

  Loomis Sayles may change or terminate these voluntary arrangements at any time, but the Funds' Prospectus would be supplemented to describe the change.

  Loomis Sayles may pay certain broker-dealers and financial intermediaries whose customers own shares of the Funds a continuing fee in an amount of up to
 .25% annually of the value of Fund shares held for those customers' accounts. These fees are paid by Loomis Sayles out of its own assets and are not assessed against the Funds.

  THE INSTITUTIONAL CLASS OF SHARES OF EACH FUND ARE DESIGNED FOR USE BY INVESTMENT PROFESSIONALS, INCLUDING BUT NOT LIMITED TO, INVESTMENT ADVISORS AND BROKER DEALERS. ACCORDINGLY, PURCHASES OF FUND SHARES ARE SUBJECT TO APPROVAL BY LOOMIS SAYLES.

                            PORTFOLIO TRANSACTIONS

  Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the Funds' assets. The Funds anticipate that their portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may involve higher costs and higher levels of taxable gains.

                            HOW TO PURCHASE SHARES

  An investor may make an initial purchase of shares of any Fund by submitting a completed application form and payment to:

      Boston Financial Data Services
      P.O. Box 8314
      Boston, Massachusetts 02266-8314
      Attn: Loomis Sayles Funds

  The minimum initial investment for the Institutional Class of shares of each Fund is $25,000. The minimum investment for Institutional Class shares may be waived in whole or in part by Loomis Sayles in its sole discretion. Subsequent investments must be at least $50.

  Shares of each Fund may be purchased by (i) cash, (ii) exchanging Institutional Class shares of any fund that is a series of the trust for Institutional Class shares of each Fund and, provided the value of the shares exchanged meets the investment minimum of the Institutional Class of shares of the Fund into which the exchange is made and Loomis Sayles has approved the exchange of the shares, (iii) exchanging securities on deposit with a custodian acceptable to Loomis Sayles or (iv) a combination of such securities and cash. Loomis Sayles will not approve the acceptance of securities in exchange for shares of any Fund unless (1) Loomis Sayles, in its sole discretion, believes the securities are appropriate investments for the Fund;
(2) the investor represents and agrees that all securities offered to the Fund can be resold by the Fund without restriction under the Securities Act of 1933, as amended (the "Securities Act") or otherwise; and (3) the securities are eligible to be acquired under the Fund's investment policies and restrictions. No investor owning 5% or more of a Fund's shares may purchase additional shares of that Fund by exchange of securities.

  In all cases Loomis Sayles reserves the right to reject any securities that are proposed for exchange. Securities accepted by Loomis Sayles in exchange for Fund shares will be valued in the same manner as the Fund's assets as described below as of the time of the Fund's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. An investor who wishes to purchase shares by exchanging securities should obtain instructions by calling 888-353-6885.

  All purchases made by check should be in U.S. dollars and made payable to State Street Bank and Trust Company. Third party checks will not be accepted. When purchases are made by check or periodic account investment, redemption will not be allowed until the investment being redeemed has been in the account for 15 calendar days.

  Upon acceptance of an investor's order, BFDS opens an account, applies the payment to the purchase of full and fractional Fund shares and mails a statement of the account confirming the transaction.

  After an account has been established, an investor may send subsequent investments at any time directly to BFDS at the above address. The remittance must be accompanied by either the account identification slip detached from a statement of account or a note containing sufficient information to identify the account, i.e., the Fund name and the investor's account number or name and social security number.

  Subsequent investments can also be made by federal funds wire. Investors should instruct their banks to wire federal funds to State Street Bank and Trust Company, ABA #011000028. The text of the wire should read as follows:
"$    amount, STATE STREET BOS ATTN Mutual Funds. Credit Fund (Fund Name and
Class, Institutional or Retail), DDA #9904-622-9, Account Name, Account Number." A bank may charge a fee for transmitting funds by wire.

  Each Fund and the Distributor reserve the right to reject any purchase order, including orders in connection with exchanges, for any reason which the Fund or the Distributor in its sole discretion deems appropriate. Although the Funds do not presently anticipate that they will do so, each Fund reserves the right to suspend or change the terms of the offering of its shares.

  The price an investor pays will be the per share net asset value next calculated after a proper investment order is received by the Trust's transfer or other agent or subagent. Shares of each Fund are sold with no sales charge. The net asset value of each Fund's shares is calculated once daily as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading, by dividing the Fund's net assets by the number of shares outstanding. Portfolio securities are valued at their market value as more fully described in the Statement of Additional Information.

  The Distributor may accept telephone orders from broker-dealers who have been previously approved by the Distributor. It is the responsibility of such broker-dealers to promptly forward purchase or redemption orders to the Distributor. Although there is no sales charge imposed by the Fund or the Distributor, broker-dealers may charge the investor a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealer and not remitted to the Fund.

                             SHAREHOLDER SERVICES

  The Funds offer the following shareholder services, which are more fully described in the Statement of Additional Information. Explanations and forms are available from BFDS. Telephone redemption and exchange privileges will be established automatically when an investor opens an account unless an investor elects on the application to decline the privileges. Other privileges must be specifically elected. A signature guarantee will be required to establish a privilege after an account is opened.

  FREE EXCHANGE PRIVILEGE. The Institutional Class shares of any Fund may be exchanged for Institutional Class shares, of any fund that is a series of Loomis Sayles Funds and that offers Institutional Class shares or for shares of certain money market funds advised by New England Funds Management, L.P., an affiliate of Loomis Sayles, provided the value of the shares exchanged meets the investment minimum of the Institutional Class of shares of that fund. Exchanges may be made by written instructions or by telephone, unless an investor elected on the application to decline telephone exchange privileges. The exchange privilege should not be viewed as a means for taking advantage of short-term swings in the market, and the Funds reserve the right to terminate or limit the privilege of any shareholder who makes more than four exchanges in any calendar year. The Funds may terminate or change the terms of the exchange privilege at any time, upon 60 days' notice to shareholders. Exchanges of shares of the High Yield Fund purchased within one year before such exchanges will be subject to a redemption fee of 2.00% of the amount exchanged. For purposes of determining whether a redemption fee is payable with respect to shares of the High Yield Fund purchased by exchange of shares of another Fund, the one-year period shall be deemed to begin on the date of such purchase by exchange. An exchange is a taxable event for federal income tax purposes in which a gain or loss would be realized by an investor that is subject to federal income taxation.

  RETIREMENT PLANS. The Funds' shares may be purchased by all types of tax-deferred retirement plans. Loomis Sayles makes available retirement plan forms for IRAs.

                             HOW TO REDEEM SHARES

  An investor can redeem shares by sending a written request to Boston Financial Data Services, Inc., P.O. Box 8314, Boston, Massachusetts 02266. Proceeds from a written request may be sent to the investor in the form of a check. As described below, an investor may also redeem shares by calling BFDS at 800-626-9390. Proceeds resulting from a written or telephone redemption request can be wired to an investor's bank account or sent by check in the name of the registered owners to their record address.

  The written request must include the name of the Fund, the account number, the exact name(s) in which the shares are registered, and the number of shares or the dollar amount to be redeemed. All owners of the shares must sign the request in the exact names in which the shares are registered (this appears on an investor's confirmation statement) and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity). Investors requesting that redemption proceeds be wired to their bank accounts must provide specific wire instructions.

  If (1) an investor is redeeming shares worth more than $50,000, (2) an investor is requesting that the proceeds check be made out to someone other than the registered owners or be sent to an address other than the record address, (3) the account registration has changed within the last 30 days or
(4) an investor is instructing us to wire the proceeds to a bank account not designated on the application, the investor must have his or her signature guaranteed by an eligible guarantor. This requirement may be waived by Loomis Sayles in its sole discretion. Eligible guarantors include commercial banks, trust companies, savings associations, credit unions and brokerage firms that are members of domestic securities exchanges. Before submitting the redemption request, an investor should verify with the guarantor institution that it is an eligible guarantor. Signature guarantees by notaries public are not acceptable.

  When an investor telephones a redemption request, the proceeds are wired to the bank account previously chosen by the investor. A wire fee (currently $5) will be deducted from the proceeds. A telephonic redemption request must be received by BFDS prior to the close of regular trading on the New York Stock Exchange. If an investor telephones a request to BFDS after the Exchange closes or on a day when the Exchange is not open for business, BFDS cannot accept the request and a new one will be necessary.

  If an investor decides to change the bank account to which proceeds are to be wired, the investor must send in this change in writing with a signature guarantee. Telephonic redemptions may only be made if the investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. Unless an investor indicates otherwise on the account application, BFDS will be authorized to act upon redemption and exchange instructions received by telephone from the investor or any person claiming to act as the investor's representative who can provide BFDS with the investor's account registration and address as it appears on the records of State Street Bank. BFDS will employ these or other reasonable procedures to confirm that instructions communicated by telephone are genuine; the Fund, State Street Bank, BFDS, the Distributor and Loomis Sayles will not be liable for any losses due to unauthorized or fraudulent instructions if these or other reasonable procedures are followed. For information, consult BFDS. In times of heavy market activity, an investor who encounters difficulty in placing a redemption or exchange order by telephone may wish to place the order by mail as described above.

  The redemption price will be the net asset value per share next determined after the redemption request and any necessary special documentation are received by BFDS in proper form, less, in the case of the High Yield Fund, a redemption fee of 2.00% of the amount redeemed with respect to shares of that Fund purchased within one (1) year of such redemption. Loomis Sayles, in its discretion, may waive the 2.00% redemption fee with respect to shares of the High Yield Fund.

  Proceeds resulting from a written redemption request will normally be mailed to an investor within seven days after receipt of the investor's request in good order. Telephonic redemption proceeds will normally be wired to an investor's bank on the first business day following receipt of a proper redemption request. If an investor purchased shares by check and the check was deposited less than 15 days prior to the redemption request, the Fund may withhold redemption proceeds until the check has cleared.

  The Fund may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

                    CALCULATION OF PERFORMANCE INFORMATION

  The Funds' investment performance may from time to time be included in advertisements about the Funds. "Yield" for each class of shares is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of the class on the last day of that period.

  For purposes of calculating yield, net investment income is calculated in accordance with SEC regulations and may differ from net investment income as determined for financial reporting purposes. SEC regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed income securities. The current dividend rate is based on net investment income as determined for tax purposes, which may not reflect amortization in the same manner.

  Yield is based on the price of the shares but does not reflect any redemption fee in the case of the High Yield Fund.

  "Total return" for the one-, five- and ten-year periods (or for the life of a class, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in a Fund. Total return may also be presented for other periods.

                DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

  The High Yield and U.S. Government Securities Funds declare and pay dividends quarterly and the Municipal Bond Fund declares dividends daily and makes payments monthly. Each Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any capital gain distributions are normally made annually, but may, to the extent permitted by law, be made more frequently as deemed advisable by the trustees of the Trust. The Trust's trustees may change the frequency with which the Funds declare or pay dividends.

  Dividends and capital gain distributions will automatically be reinvested in additional shares of the same Fund unless an investor has elected to receive cash.

  Each Fund intends to qualify as a regulated investment company under the Code. As such, so long as a Fund distributes substantially all its net investment income and net capital gains to its shareholders, the Fund itself does not pay any federal income tax to the extent such income and gains are so distributed.

  Except in the case of income dividends from tax exempt bond interest paid by the Municipal Bond Fund (see below), an investor's income dividends and short-term capital gain distributions are taxable as ordinary income whether distributed in cash or additional shares. Distributions designated by a Fund as deriving from net gains on securities held for more than one year will be taxable as such (generally at a 20% rate for noncorporate shareholders) whether distributed in cash or additional shares and regardless of how long an investor has owned shares of the Fund.

  A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution of net capital gains, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

  Each Fund (except the Municipal Bond Fund in the case of designated exempt-interest dividends, as described below) is required to withhold 31% of any redemption proceeds (including the value of shares exchanged) and all income dividends and capital gain distributions it pays (1) if an investor does not provide a correct, certified taxpayer identification number, (2) if the Fund is notified that an investor has underreported income in the past, or (3) if an investor fails to certify to the Fund that he or she is not subject to such withholding.

  Dividends derived from interest on U.S. Government Securities may be exempt from state and local taxes.

  State Street Bank will send investors and the IRS an annual statement detailing federal tax information, including information about dividends and distributions paid during the preceding year. An investor should keep this statement as a permanent record. A fee may be charged for any duplicate information requested.

MUNICIPAL BOND FUND

  Certain designated dividends paid by the Municipal Bond Fund that are derived from interest on tax exempt bonds ("exempt-interest dividends") may be excluded from gross income on federal tax returns. However, if an investor receives social security or railroad retirement benefits, the investor may be taxed on a portion of those benefits as a result of receiving tax exempt income. Also, tax exempt income may be taken into account for the federal alternative minimum tax.

  An investor's income dividends and short-term capital gain distributions (that is, net gains from securities held for not more than a year) are taxable as ordinary income whether distributed in cash or additional shares. Distributions designated by a Fund as deriving from net gains on securities held for more than one year will be taxable as such whether distributed in cash or additional shares and regardless of how long an investor has owned shares of the Fund.

  If at least 95% of the Fund's dividends are designated as exempt-interest dividends, federal back-up withholding rules do not apply with respect to such dividends.

  The federal exemption for exempt-interest dividends does not result in exemption from state and local taxes. Distributions of exempt-interest dividends may be exempt from local and state taxation to the extent they are derived from the state or locality in which the investor resides. The Fund will report annually on a state-by-state basis the source of income the Fund received on tax exempt bonds that was paid out as dividends during the preceding year.

NOTE: The foregoing summarizes certain tax consequences of investing in the Funds. Before investing, an investor should consult his or her own tax adviser for more information concerning the federal, foreign, state and local tax consequences of investing in, redeeming or exchanging Fund shares.

                                                                     APPENDIX A

                    DESCRIPTION OF BOND RATINGS ASSIGNED BY
                             STANDARD & POOR'S AND
                        MOODY'S INVESTORS SERVICE, INC.

STANDARD & POOR'S

                                      AAA

  This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                                      AA

  Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                                       A

  Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                      BBB

  Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

                                BB, B, CCC, CC

  Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       C

  The rating C is reserved for income bonds on which no interest is being paid.

                                       D

  Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

                                       R

  This symbol is attached to the ratings of instruments with significant noncredit risks such as risks to principal or volatility of expected returns.

  Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.

                                      AAA

  Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      AA

  Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

                                       A

  Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

                                      BAA

  Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

                                      BA

  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       B

  Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      CAA

  Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                      CA

  Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                       C

  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Should no rating be assigned by Moody's, the reason may be one of the following:

 1. An application for rating was not received or accepted.

 2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

 3. There is a lack of essential data pertaining to the issue or issuer.

 4. The issue was privately placed in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

INVESTMENT ADVISER
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02111

DISTRIBUTOR
Loomis Sayles Distributors, L.P.
One Financial Center
Boston, Massachusetts 02111

TRANSFER AND DIVIDEND PAYING AGENT
AND CUSTODIAN OF ASSETS
State Street Bank and Trust Company
Boston, Massachusetts 02102

SHAREHOLDER SERVICING AGENT FOR
STATE STREET BANK AND TRUST COMPANY
Boston Financial Data Services, Inc.
P.O. Box 8314
Boston, Massachusetts 02266

LEGAL COUNSEL
Ropes & Gray
One International Place
Boston, Massachusetts 02110

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
One Post Office Square
Boston, Massachusetts 02109

[LOGO OF LOOMIS SAYLES FUNDS APPEARS HERE]

 ONE FINANCIAL CENTER . BOSTON, MASSACHUSETTS 02111 . (800) 633-3330

THE LOOMIS SAYLES FUNDS

 LOOMIS SAYLES GROWTH FUND

 INSTITUTIONAL CLASS

 RETAIL CLASS

PROSPECTUS                                                      JANUARY 1, 1999

LOOMIS SAYLES GROWTH FUND
  Loomis Sayles Growth Fund (the "Fund") is a series of Loomis Sayles Funds (the "Trust"), a registered open-end management investment company, and is a no-load mutual fund. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of the Fund.

  The Fund offers two classes of shares: an Institutional Class, which generally has a higher minimum investment and bears lower expenses, and a Retail Class, which has a lower investment minimum and bears higher expenses. Each Class of the Fund has a common investment objective and investment portfolio. The performance of one class of shares may be different from the performance of the other Class of shares because of different sales charges and class expenses. This Prospectus concisely describes the information that an investor should know before investing in either the Institutional Class shares or Retail Class shares of the Fund. Please read it carefully and keep it for future reference. A Statement of Additional Information (SAI) dated January 1, 1999, as revised from time to time, is available free of charge; write to Loomis Sayles Distributors, L.P. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111 or telephone 800-633-3330. The SAI, which contains more detailed information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is available along with other related materials on the SEC's Internet Website (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the Prospectus).

  For information about:                    For all other information about
   .Establishing an account                 the Funds:
   .Account procedures and status           CALL 800-633-3330
   .Exchanges
   .Shareholder services
  CALL 800-626-9390

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
SUMMARY OF EXPENSES.......................................................   3
FINANCIAL HIGHLIGHTS......................................................   4
THE TRUST.................................................................   6
INVESTMENT OBJECTIVES AND POLICIES........................................   6
MORE INFORMATION ABOUT THE FUND'S INVESTMENTS AND RISK CONSIDERATIONS.....   6
THE FUND'S INVESTMENT ADVISER.............................................  10
FUND EXPENSES.............................................................  10
PORTFOLIO TRANSACTIONS....................................................  11
HOW TO PURCHASE SHARES....................................................  11
SHAREHOLDER SERVICES......................................................  14
HOW TO REDEEM SHARES......................................................  15
CALCULATION OF PERFORMANCE INFORMATION....................................  16
DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES...........................  17
APPENDIX A

                              SUMMARY OF EXPENSES

  The following information is provided as an aid in understanding the various expenses that an investor in the Fund will bear indirectly. The information is based on expenses for the Fund's most recent fiscal year. The information below should not be considered a representation of past or future expenses, as actual expenses may be greater or less than those shown. Also, the 5% annual return assumed in the Example should not be considered a representation of investment performance, as actual performance will vary.

                                                      INSTITUTIONAL   RETAIL
                                                          CLASS       CLASS
                                                      -------------   ------
 Shareholder Transaction Expenses:
 Maximum Sales Load Imposed on Purchases (as % of
  offering price)...................................      none         none
 Maximum Sales Load Imposed on Reinvested Dividends
  (as % of offering price)..........................      none         none
 Maximum Deferred Sales Load (as % of original
  purchase price or redemption proceeds)............      none         none
 Redemption Fees/1/.................................      none         none
 Exchange Fees......................................      none         none
 Annual Fund Operating Expenses (as a percentage of
  average net assets):
 Management Fees....................................       .50%         .50%
 12b-1 Fees.........................................      none          .25%
 Other Operating Expenses (after expense
  reimbursements)...................................       .35%(/2/)    .35%(/2/)
 Total Fund Operating Expenses (after expense
  reimbursements)...................................       .85%(/2/)   1.10%(/2/)
 Example:
 An investor would pay the following expenses on a
  $1,000 investment assuming a 5% annual return
  (with or without a redemption at the end of each
  time period):
 One Year...........................................      $  9         $ 11
 Three Years........................................      $ 27         $ 35
 Five Years.........................................      $ 47         $ 61
 Ten Years..........................................      $105         $134

-----------
/1/A $5 charge applies to any wire transfer of redemption proceeds.
/2/Loomis Sayles has voluntarily agreed for an indefinite period, to limit the Total Operating Expenses of the Fund's Institutional Class of shares and Retail Class of shares to 0.85% and 1.10%, respectively. Without this agreement, Other Operating Expenses and Total Operating Expenses would have been 0.52% and 1.02% for the Fund's Institutional Class of shares and 4.24% and 4.74% for the Retail Class of shares.

                             FINANCIAL HIGHLIGHTS
                           (FOR A SHARE OF THE FUND
                 OUTSTANDING THROUGHOUT THE INDICATED PERIODS)

  The financial highlights table that follows has been audited by PricewaterhouseCoopers LLP, independent accountants. The following information should be read in conjunction with the financial highlights, financial statements and the notes thereto contained in the Fund's 1998 Annual Report, which is incorporated by reference in this Prospectus and the Statement of Additional Information.

                                             GROWTH FUND--INSTITUTIONAL CLASS
                          -----------------------------------------------------------------------------
                           NINE MONTHS                                                         MAY 16**
                              ENDED                    YEAR ENDED DEC. 31,                        TO
                          SEPTEMBER 30*, ----------------------------------------------------  DEC. 31,
                               1998       1997     1996     1995     1994     1993     1992      1991
                          -------------- -------  -------  -------  -------  -------  -------  --------
Net asset value,
 beginning of period....     $ 12.63      $13.44  $ 15.27  $ 12.50  $ 13.02  $ 12.46  $ 12.01  $ 10.00
                             -------     -------  -------  -------  -------  -------  -------  -------
Income from investment
 operations--
 Net investment income
  (loss)................       (0.03)      (0.04)   (0.07)    0.00    (0.02)    0.00    (0.04)    0.00
 Net realized and
  unrealized gain (loss)
  on investments........       (0.95)       3.17     3.08     3.86    (0.45)    1.16     0.49     2.45
                             -------     -------  -------  -------  -------  -------  -------  -------
 Total from investment
  operations............       (0.98)       3.13     3.01     3.86    (0.47)    1.16     0.45     2.45
                             -------     -------  -------  -------  -------  -------  -------  -------
Less distributions--
 Distributions from
  capital...............        0.00        0.00     0.00     0.00    (0.01)    0.00     0.00     0.00
 Distributions from net
  realized capital
  gains.................        0.00       (3.94)   (4.84)   (1.09)   (0.04)   (0.60)    0.00    (0.44)
                             -------     -------  -------  -------  -------  -------  -------  -------
 Total distributions....        0.00       (3.94)   (4.84)   (1.09)   (0.05)   (0.60)    0.00    (0.44)
                             -------     -------  -------  -------  -------  -------  -------  -------
Net asset value, end of
 period.................     $ 11.65      $12.63  $ 13.44  $ 15.27  $ 12.50  $ 13.02  $ 12.46  $ 12.01
                             =======     =======  =======  =======  =======  =======  =======  =======
Total return (%)***.....        (7.8)+      24.5     19.9     30.9     (3.7)     9.3      3.8     24.5+
Net assets, end of
 period (000)...........     $24,663     $32,149  $39,497  $45,011  $36,580  $32,385  $24,451  $16,105
Ratio of operating
 expenses to average net
 assets (%)****.........        0.85 ++     0.85     1.10     1.08     1.16     1.20     1.50     1.50++
Ratio of net investment
 income to average net
 assets (%).............       (0.32)++    (0.26)   (0.47)   (0.29)   (0.14)   (0.17)   (0.45)    0.01++
Portfolio turnover rate
 (%)....................         118+        116       99       48       46       64       98       69+
Without giving effect to
 voluntary expense
 limitations:
 The ratios of operating
  expenses to average
  net assets would have
  been (%)..............        1.02 ++     0.98     1.10     1.08     1.16     1.20     1.51     1.66++
 Net investment income
  per share would have
  been..................     $ (0.05)     $(0.05) $ (0.07) $  0.00  $ (0.02) $  0.00  $ (0.04) $ (0.01)

-----------
   * The Fund's fiscal year-end changed to September 30 from December 31. ** Commencement of investment operations.
 *** Total returns would have been lower had the adviser not reduced its advisory fee and/or borne other operating expenses.
**** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.

   + Periods less than one year are not annualized.

  ++ Computed on an annualized basis.

                                                          GROWTH FUND--
                                                          RETAIL CLASS
                                                     -----------------------
                                                      NINE MONTHS   JAN. 2**
                                                         ENDED         TO
                                                     SEPTEMBER 30*, DEC. 31,
                                                          1998        1997
                                                     -------------- --------
 Net asset value, beginning of period..............      $12.59     $ 13.44
                                                         ------     -------
 Income from investment operations--
 Net investment income (loss)......................       (0.03)      (0.07)
 Net realized and unrealized gain (loss)
 on investments....................................       (0.97)       3.16
                                                         ------     -------
  Total from investment operations.................       (1.00)       3.09
                                                         ------     -------
 Less distributions--
 Distributions from net realized capital gains.....        0.00       (3.94)
                                                         ------     -------
  Total distributions..............................        0.00       (3.94)
                                                         ------     -------
 Net asset value, end of period....................      $11.59     $ 12.59
                                                         ======     =======
 Total return (%)***...............................        (7.9)+     24.2+
 Net assets, end of period (000)...................      $  516     $   194
 Ratio of operating expenses to average net
  assets (%)****...................................        1.10 ++     1.10++
 Ratio of net investment income to average net
  assets (%).......................................       (0.58)++    (0.42)++
 Portfolio turnover rate (%).......................         118+        116+
 Without giving effect to voluntary expense
  limitations:
 The ratios of operating expenses to average net
  assets would have been (%).......................        4.74 ++    12.96++
 Net investment income per share would have been...      $(0.19)    $ (2.00)

-----------
   * The Fund's fiscal year-end changed to September 30 from December 31. ** Commencement of investment operations.
 *** Total returns would have been lower, had the adviser not reduced its advisory fee and/or borne other operating expenses.
**** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.

   + Periods less than one year are not annualized.

  ++  Computed on an annualized basis.
NOTE: Further information about the Fund's performance is contained in the Fund's annual report to Shareholders, which may be obtained without charge.

                                   THE TRUST

  The Fund is a series of Loomis Sayles Funds (the "Trust"). The Trust is a diversified open-end management investment company organized as a Massachusetts business trust on February 20, 1991. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. Shares are freely transferable and entitle shareholders to receive dividends as determined by the Trust's board of trustees and to cast a vote for each share held at shareholder meetings. The Trust does not generally hold shareholder meetings and will do so only when required by law. Shareholders may call meetings to consider removal of the Trust's trustees.

                       INVESTMENT OBJECTIVE AND POLICIES

  The Fund's investment objective is long-term growth of capital.

  The Fund seeks to achieve its objective by investing substantially all of its assets in common stocks or their equivalent. Investments are selected based on their growth potential; current income is not a consideration. The Fund may invest in companies with relatively small market capitalizations, as well as in larger companies. The Fund may invest up to 20% of its total assets in securities of foreign issuers. The fund may also engage in foreign currency hedging transactions and Rule 144A securities.

  For temporary defensive purposes, the Fund may invest any portion of its assets in fixed income securities, cash or any other securities deemed appropriate by Loomis Sayles. Except for the Fund's investment objective, and any investment policies that are identified as "fundamental," all of the investment policies of the Fund may be changed without a vote of Fund shareholders.

                 MORE INFORMATION ABOUT THE FUND'S INVESTMENTS
                            AND RISK CONSIDERATIONS

COMMON STOCKS AND OTHER EQUITY SECURITIES

  Common stocks and similar equity securities, such as warrants and convertibles, are volatile and more risky than some other forms of investment. The value of an investment in a Fund that invests in equity securities may sometimes decrease. Equity securities of companies with relatively small market capitalization may be more volatile than the securities of larger, more established companies and than the broad equity market indexes.

WHEN-ISSUED SECURITIES

  The Fund may purchase securities on a "when-issued" basis. This means that the Fund will enter into a commitment to buy the security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time the Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If the Fund has outstanding obligations to buy when-issued securities, it will maintain liquid assets in a segregated account at its custodian bank in an amount sufficient to satisfy these obligations.

RULE 144A SECURITIES

  The Fund may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid.

FOREIGN SECURITIES

  The Fund may invest in securities of issuers organized or headquartered outside the United States ("foreign securities"). The Fund may invest any portion of its assets in securities of Canadian issuers, but will not purchase foreign securities other than those of Canadian issuers if, as a result, the Fund's holdings of non-U.S. and non-Canadian securities would exceed 20% of the Fund's total assets.

  Although investing in foreign securities may increase the Fund's diversification and reduce portfolio volatility, foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

  The Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

  Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund investing in these securities may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations or foreign withholding taxes. Changes in the value relative to the U.S. dollar of a foreign currency in which the Fund's holdings are denominated will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

  In addition, although part of the Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

  In determining whether to invest assets of the Fund in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce a Fund's net income available for distribution to shareholders.

FOREIGN CURRENCY HEDGING TRANSACTIONS

  The Fund may engage in foreign currency exchange transactions to protect the value of specific portfolio positions or in anticipation of changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. For example, to protect against a change in the foreign currency exchange rate between the date on which the Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, the Fund might purchase or sell a foreign currency on a spot (that is, cash) basis at the prevailing spot rate. If conditions warrant, the Fund may also enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Fund might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options, and will be treated as illiquid assets. The Fund may not be able to dispose of over-the-counter options readily.

  Foreign currency transactions involve costs and may result in losses.

REPURCHASE AGREEMENTS

  The Fund may invest in repurchase agreements. In repurchase agreements, a Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for a Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.

YEAR 2000

  Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000. Should any of the computer systems employed by the Fund's major service providers fail to process this type of information properly, that could have a negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. Loomis Sayles and the Distributor have each advised the Fund that they are reviewing all of their computer systems with the goal of modifying or replacing such systems prior to January 1, 2000, to the extent necessary to foreclose any such negative impact. In addition, Loomis Sayles has been advised by the Fund's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this prospectus, the Fund and Loomis Sayles have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the portfolio securities held by the Fund may be adversely affected by the inability of the securities' issuers or of third parties to process this type of information properly.

                         THE FUNDS' INVESTMENT ADVISER

  The Fund's investment adviser is Loomis Sayles, One Financial Center, Boston, Massachusetts 02111. Founded in 1926, Loomis Sayles is one of the country's oldest and largest investment firms. The general partner of Loomis Sayles is a special purpose corporation that is an indirect wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies' managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("Met Life"), a mutual life insurance company. Nvest Companies' advising general partner, Nvest, L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest L.P.

  In addition to selecting and reviewing the Fund's investments, Loomis Sayles provides executive and other personnel for the management of the Fund. The Loomis Sayles Funds' board of trustees supervises Loomis Sayles' conduct of the affairs of the Fund.

  As of October 31, 1998, Charles Schwab & Co. Inc. Company owned 41% of the Fund. Shareholders holding more than 25% of the Fund's shares may be deemed to control the Fund.

  Jerome A. Castellini Vice President of the Trust and of Loomis Sayles, has served as the portfolio manager of the Growth Fund since its commencement of investment operations in 1991.

                                 FUND EXPENSES

  The Fund pays Loomis Sayles a monthly investment advisory fee of .50% of the Fund's average daily net assets. In addition to the investment advisory fee, the Fund pays all expenses not expressly assumed by Loomis Sayles, including taxes, brokerage commissions, fees and expenses of registering or qualifying the Fund's shares under federal and state securities laws, fees of the Fund's custodian, transfer agent, independent accountants and legal counsel, expenses of shareholders' and trustees' meetings, 12b-1 fees, in the case of the Retail Class shares, expenses of preparing, printing and mailing prospectuses to existing shareholders and fees of trustees who are not directors, officers or employees of Loomis Sayles or its affiliated companies.

  The Fund's Retail Class shares have adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Retail Class shares of the Fund pays the Distributor, a subsidiary of Loomis Sayles, a monthly distribution fee at an annual rate not to exceed 0.25% of the Fund's average daily net assets attributable to the Retail Class shares. The Distributor may pay all or any portion of the distribution fee to securities dealers or other organizations (including, but not limited to, any affiliate of the

Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares of the Fund, or for providing personal services to investors in Retail Class shares of the Fund and/or the maintenance of accounts, and may retain all or any portion of the distribution fee as compensation for the Distributor's services as principal underwriter of the Retail Class shares of the Fund.

  Loomis Sayles has voluntarily agreed, for an indefinite period, to reduce its advisory fees and/or bear other Fund expenses to the extent necessary to limit total annual operating expenses to 0.85% and 1.10% of Institutional Class shares and Retail Class shares, respectively, of the Fund's average daily net assets. Loomis Sayles may change or terminate this voluntary arrangement at any time, but the Fund's Prospectus would be supplemented to describe the change.

  Loomis Sayles may pay certain broker-dealers and financial intermediaries whose customers own shares of the Fund a continuing fee in an amount of up to
 .25% annually of the value of Fund shares held for those customers' accounts. These fees are paid by Loomis Sayles out of its own assets and are not assessed against the Fund.

                            PORTFOLIO TRANSACTIONS

  Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the Fund's assets. The Fund anticipates that its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may involve higher costs and higher levels of taxable gains.

                            HOW TO PURCHASE SHARES

  An investor may make an initial purchase of shares of the Fund by submitting a completed application form and payment to:

      Boston Financial Data Services
      P.O. Box 8314
      Boston, Massachusetts 02266-8314
      Attn: Loomis Sayles Funds

  The minimum initial investment for the Institutional Class of shares of the Fund is $25,000. A $2,500 minimum investment applies to the current and retired trustees of the Trust, investment advisory clients of Loomis Sayles (and their directors, officers and employees), and current and retired employees of Loomis Sayles and the parents, spouses and children of the foregoing. The minimum initial investment for the Retail Class of shares is $25,000. This minimum initial investment for Retail Class shares does not apply to purchases through certain financial intermediaries, including, but not limited to, certain financial advisers, broker dealers, 401(k) alliances, wrap programs, "no transaction fee" programs, bank trust departments, financial consultants and insurance companies. The minimum investment for Institutional Class shares and Retail Class shares may be waived in whole or in part by Loomis Sayles in its sole discretion. Subsequent investments in either class of shares must be at least $50.

  Shares of the Fund may be purchased by (i) cash, (ii) exchanging Institutional Class shares of any other Fund that is a series of the trust (for Institutional Class shares of the Fund) and Retail Class Shares of any other fund that is a series of the trust (for Retail Class shares of the Fund), provided the value of the shares exchanged meets the investment minimum of the Class of shares of the Fund into which the exchange is made, (iii) exchanging securities on deposit with a custodian acceptable to Loomis Sayles or (iv) a combination of such securities and cash. Loomis Sayles will not approve the acceptance of securities in exchange for shares of the Fund unless
(1) Loomis Sayles, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund can be resold by the Fund without restriction under the Securities Act of 1933, as amended (the "Securities Act") or otherwise; and (3) the securities are eligible to be acquired under the Fund's investment policies and restrictions. No investor owning 5% or more of the Fund's shares may purchase additional shares of the Fund by exchange of securities.

  In all cases Loomis Sayles reserves the right to reject any securities that are proposed for exchange. Securities accepted by Loomis Sayles in exchange for Fund shares will be valued in the same manner as the Fund's assets as described below as of the time of the Fund's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. An investor who wishes to purchase shares by exchanging securities should obtain instructions by calling 800-633-3330, option 5.

  All purchases made by check should be in U.S. dollars and made payable to State Street Bank and Trust Company. Third party checks will not be accepted. When purchases are made by check or periodic account investment, redemption will not be allowed until the investment being redeemed has been in the account for 15 calendar days.

  Upon acceptance of an investor's order, BFDS opens an account, applies the payment to the purchase of full and fractional Fund shares and mails a statement of the account confirming the transaction.

  After an account has been established, an investor may send subsequent investments at any time directly to BFDS at the above address. The remittance must be accompanied by either the account identification slip detached from a statement of account or a note containing sufficient information to identify the account, i.e., the Fund name and the investor's account number or name and social security number.

  Subsequent investments can also be made by federal funds wire. Investors should instruct their banks to wire federal funds to State Street Bank and Trust Company, ABA #011000028. The text of the wire should read as follows:
"$    amount, STATE STREET BOS ATTN Mutual Funds. Credit Fund (Fund Name and
Class, Institutional or Retail), DDA #9904-622-9, Account Name, Account Number." A bank may charge a fee for transmitting funds by wire.

  The Fund and the Distributor reserve the right to reject any purchase order, including orders in connection with exchanges, for any reason which the Fund or the Distributor in its sole discretion deems appropriate. Although the Fund does not presently anticipate that it will do so, the Fund reserves the right to suspend or change the terms of the offering of its shares.

  The price an investor pays will be the per share net asset value next calculated after a proper investment order is received by the Trust's transfer or other agent or subagent. Shares of the Fund are sold with no sales charge. The net asset value of the Fund's shares is calculated once daily as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading, by dividing the Fund's net assets by the number of shares outstanding. Portfolio securities are valued at their market value as more fully described in the Statement of Additional Information.

  The Distributor may accept telephone orders from broker-dealers who have been previously approved by the Distributor. It is the responsibility of such broker-dealers to promptly forward purchase or redemption orders to the Distributor. Although there is no sales charge imposed by the Fund or the Distributor, broker-dealers may charge the investor a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealer and not remitted to the Fund.

                             SHAREHOLDER SERVICES

  The Fund offers the following shareholder services, which are more fully described in the Statement of Additional Information. Explanations and forms are available from BFDS. Telephone redemption and exchange privileges will be established automatically when an investor opens an account unless an investor elects on the application to decline the privileges. Other privileges must be specifically elected. A signature guarantee will be required to establish a privilege after an account is opened.

  FREE EXCHANGE PRIVILEGE. Institutional Class shares and Retail Class shares of the Fund may be exchanged for Institutional Class shares or Retail Class shares, respectively, of any other fund that is a series of Loomis Sayles Funds and that offers Institutional Class shares or Retail Class shares, respectively, or for shares of certain money market funds advised by New England Funds Management, L.P., an affiliate of Loomis Sayles, provided the value of the shares exchanged meets the investment minimum of the Class of shares of that Fund and, in the case of Loomis Sayles High Yield Fund-Institutional Class, Loomis Sayles Municipal Fund-Institutional Class and the Loomis Sayles U.S. Government Securities Fund-Institutional Class, Loomis Sayles has approved the exchange of shares. Exchanges may be made by written instructions or by telephone, unless an investor elected on the application to decline telephone exchange privileges. The exchange privilege should not be viewed as a means for taking advantage of short-term swings in the market, and the Fund reserves the right to terminate or limit the privilege of any shareholder who makes more than four exchanges in any calendar year. The Fund may terminate or change the terms of the exchange privilege at any time, upon 60 days' notice to shareholders. An exchange is a taxable event for federal income tax purposes in which a gain or loss would be realized by an investor that is subject to federal income taxation.

  RETIREMENT PLANS. The Fund's shares may be purchased by all types of tax-deferred retirement plans. Loomis Sayles makes available retirement plan forms for IRAs.

  SYSTEMATIC WITHDRAWAL PLAN. If the value of an account is at least $25,000, an investor may have periodic cash withdrawals automatically paid to the investor or any person designated by the investor.

  AUTOMATIC INVESTMENT PLAN. Voluntary monthly investments of at least $50 may be made automatically by pre-authorized withdrawals from an investor's checking account.

                             HOW TO REDEEM SHARES

  An investor can redeem shares by sending a written request to Boston Financial Data Services, Inc., P.O. Box 8314, Boston, Massachusetts 02266. As described below, an investor may also redeem shares by calling BFDS at 800-626-9390. Proceeds resulting from a written or telephone redemption request can be wired to an investor's bank account or sent by check in the name of the registered owners to their record address.

  The written request must include the name of the Fund, the account number, the exact name(s) in which the shares are registered, and the number of shares or the dollar amount to be redeemed. All owners of the shares must sign the request in the exact names in which the shares are registered (this appears on an investor's confirmation statement) and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity). Investors requesting that redemption proceeds be wired to their bank accounts must provide specific wire instructions.

  If (1) an investor is redeeming shares worth more than $50,000, (2) an investor is requesting that the proceeds check be made out to someone other than the registered owners or be sent to an address other than the record address, (3) the account registration has changed within the last 30 days or
(4) an investor is instructing us to wire the proceeds to a bank account not designated on the application, the investor must have his or her signature guaranteed by an eligible guarantor. This requirement may be waived by Loomis Sayles in its sole discretion. Eligible guarantors include commercial banks, trust companies, savings associations, credit unions and brokerage firms that are members of domestic securities exchanges. Before submitting the redemption request, an investor should verify with the guarantor institution that it is an eligible guarantor. Signature guarantees by notaries public are not acceptable.

  When an investor telephones a redemption request, the proceeds are wired to the bank account previously chosen by the investor. A wire fee (currently $5) will be deducted from the proceeds. A telephonic redemption request must be received by BFDS prior to the close of regular trading on the New York Stock Exchange. If an investor telephones a request to BFDS after the Exchange closes or on a day when the Exchange is not open for business, BFDS cannot accept the request and a new one will be necessary.

  If an investor decides to change the bank account to which proceeds are to be wired, the investor must send in this change in writing with a signature guarantee. Telephonic redemptions may only be made if the investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. Unless an investor indicates otherwise on the account application, BFDS will be authorized to act upon redemption and exchange instructions received by telephone from the investor or any person claiming to act as the investor's representative who can provide BFDS with the investor's account registration and address as it appears on the records of State Street Bank. BFDS will employ these or other reasonable procedures to confirm that instructions communicated by telephone are genuine; the Fund, State Street Bank, BFDS, the Distributor and Loomis Sayles will not be liable for any losses due to unauthorized or fraudulent instructions if these or other reasonable procedures are followed. For information, consult BFDS. In times of heavy market activity, an investor who encounters difficulty in placing a redemption or exchange order by telephone may wish to place the order by mail as described above.

  The redemption price will be the net asset value per share next determined after the redemption request and any necessary special documentation are received by BFDS in proper form.

  Proceeds resulting from a written redemption request will normally be mailed to an investor within seven days after receipt of the investor's request in good order. Telephonic redemption proceeds will normally be wired to an investor's bank on the first business day following receipt of a proper redemption request. If an investor purchased shares by check and the check was deposited less than 15 days prior to the redemption request, the Fund may withhold redemption proceeds until the check has cleared.

  The Fund may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

                    CALCULATION OF PERFORMANCE INFORMATION

  "Total return" for the one-, five- and ten-year periods (or for the life of a class, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund. Total return may also be presented for other periods.

                DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

  The Fund declares and pays net investment income to shareholders as dividends annually. The Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any capital gain distributions are normally made annually, but may, to the extent permitted by law, be made more frequently as deemed advisable by the trustees of the Trust. The Trust's trustees may change the frequency with which the Fund declares or pays dividends.

  Dividends and capital gain distributions will automatically be reinvested in additional shares of the Fund unless an investor has elected to receive cash. The Fund intends to qualify as a regulated investment company under the Code. As such, so long as the Fund distributes substantially all its net investment income and net capital gains to its shareholders, the Fund itself does not pay any federal income tax to the extent such income and gains are so distributed.

  An investor's income dividends and short-term capital gain distributions (that is, net gains from securities held for not more than a year) are taxable as ordinary income whether distributed in cash or additional shares. Distributions designated by the Fund as deriving from net gains on securities held for more than one year will be taxable as such (generally at a 20% rate for noncorporate shareholders) whether distributed in cash or additional shares and regardless of how long an investor has owned shares of the Fund.

  A dividend or distribution made shortly after the purchase of shares of the Fund by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution of net capital gains, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

  The Fund is required to withhold 31% of any redemption proceeds (including the value of shares exchanged) and all income dividends and capital gain distributions it pays to an investor (1) if an investor does not provide a correct, certified taxpayer identification number, (2) if the Fund is notified that an investor has underreported income in the past, or (3) if an investor fails to certify to the Fund that the investor is not subject to such withholding.

  Certain designated dividends from the Fund are expected to be eligible for the dividends-received deduction for corporate shareholders that meet a holding period requirement.

  State Street Bank will send each investor and the IRS an annual statement detailing federal tax information, including information about dividends and distributions paid to the investor during the preceding year. Be sure to keep this statement as a permanent record. A fee may be charged for any duplicate information that an investor requests.

NOTE: The foregoing summarizes certain tax consequences of investing in the Fund. Before investing, an investor should consult his or her own tax adviser for more information concerning the federal, foreign, state and local tax consequences of investing in, redeeming or exchanging Fund shares.

INVESTMENT ADVISER
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02111

DISTRIBUTOR
Loomis Sayles Distributors, L.P.
One Financial Center
Boston, Massachusetts 02111

TRANSFER AND DIVIDEND PAYING AGENT
AND CUSTODIAN OF ASSETS
State Street Bank and Trust Company
Boston, Massachusetts 02102

SHAREHOLDER SERVICING AGENT FOR STATE
STREET BANK AND TRUST COMPANY Boston
Financial Data Services, Inc.
P.O. Box 8314
Boston, Massachusetts 02266

LEGAL COUNSEL
Ropes & Gray
One International Place
Boston, Massachusetts 02110

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
One Post Office Square
Boston, Massachusetts 02109

[LOGO OF LOOMIS SAYLES FUNDS APPEARS HERE]

 ONE FINANCIAL CENTER . BOSTON, MASSACHUSETTS 02111 . (800) 633-3330

THE LOOMIS SAYLES FUNDS

 INSTITUTIONAL CLASS SHARES OF LOOMIS SAYLES BOND FUND

PROSPECTUS                                                      JANUARY 1, 1999

LOOMIS SAYLES BOND FUND
  Loomis Sayles Bond Fund (the "Fund") is a series of Loomis Sayles Funds (the "Trust"), a registered open-end management investment company, and is a no-load mutual fund. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of the Fund.

  The Fund offers three classes of shares: an Institutional Class that is described in this Prospectus, a Retail Class, which has a lower investment minimum, bears higher expenses, and is described in a separate prospectus, and an Admin Class, bearing higher expenses than the Institutional or Retail Class, that is described in a separate prospectus. This Prospectus concisely describes the information that an investor should know before investing in the Institutional Class shares of the Fund. Please read it carefully and keep it for future reference. A Statement of Additional Information (SAI) dated January 1, 1999, as revised from time to time, is available free of charge; write to Loomis Sayles Distributors, L.P. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111 or telephone 800-633-3330. The SAI, which contains more detailed information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is available along with other related materials on the SEC's Internet Website (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the Prospectus). To obtain more information about the Retail Class or Admin Class of shares, please call the Distributor toll-free at 800-633-3330, contact your financial intermediary, or visit our Internet Website (http://www.loomissayles.com).

  For information about:                    For all other information about
   .Establishing an account                 the Funds:
   .Account procedures and status           CALL 800-633-3330
   .Exchanges
   .Shareholder services
  CALL 800-626-9390

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
SUMMARY OF EXPENSES.......................................................   3
FINANCIAL HIGHLIGHTS......................................................   4
THE TRUST.................................................................   5
INVESTMENT OBJECTIVES AND POLICIES........................................   5
MORE INFORMATION ABOUT THE FUND'S INVESTMENTS AND RISK CONSIDERATIONS.....   6
THE FUND'S INVESTMENT ADVISER.............................................  16
FUND EXPENSES.............................................................  17
PORTFOLIO TRANSACTIONS....................................................  18
HOW TO PURCHASE SHARES....................................................  18
SHAREHOLDER SERVICES......................................................  20
HOW TO REDEEM SHARES......................................................  21
CALCULATION OF PERFORMANCE INFORMATION....................................  23
DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES...........................  23
APPENDIX A
  DESCRIPTION OF BOND RATINGS.............................................  25

                              SUMMARY OF EXPENSES
                (FOR AN INSTITUTIONAL CLASS SHARE OF THE FUND)

  The following information is provided as an aid in understanding the various expenses that an investor in the Fund will bear indirectly. The information is based on expenses for the Fund's most recent fiscal year. The information below should not be considered a representation of past or future expenses, as actual expenses may be greater or less than those shown. Also, the 5% annual return assumed in the Example should not be considered a representation of investment performance, as actual performance will vary.

 Shareholder Transaction Expenses:
 Maximum Sales Load Imposed on Purchases (as % of offering price)...  none
 Maximum Sales Load Imposed on Reinvested Dividends (as % of
  offering price)...................................................  none
 Maximum Deferred Sales Load (as % of original purchase price or redemption proceeds)..............................................  none
 Redemption Fees/1.............................................../..  none
 Exchange Fees......................................................  none
 Annual Fund Operating Expenses (as a percentage of average net assets):
 Management Fees....................................................   .60%
 12b-1 Fees.........................................................  none
 Other Operating Expenses (after expense reimbursements)............   .15%(/2/)
 Total Fund Operating Expenses (after expense reimbursements).......   .75%(/2/)
 Example:
 An investor would pay the following expenses on a $1,000 investment assuming a 5% annual return (with or without a redemption at the end of each time period):
 One Year...........................................................   $ 8
 Three Years........................................................   $24
 Five Years.........................................................   $42
 Ten Years..........................................................   $93

-----------
/1/A $5 charge applies to any wire transfer of redemption proceeds.
/2/Loomis Sayles has voluntarily agreed, for an indefinite period, to limit the Bond Fund's Total Operating Expenses to 0.75%. Without this agreement, Other Operating Expenses and Total Operating Expenses would have been 0.16% and 0.76%, respectively.

                             FINANCIAL HIGHLIGHTS
                 (FOR AN INSTITUTIONAL CLASS SHARE OF THE FUND
                 OUTSTANDING THROUGHOUT THE INDICATED PERIODS)

  The financial highlights table that follows has been audited by PricewaterhouseCoopers LLP, independent accountants. The following information should be read in conjunction with the financial highlights, financial statements and the notes thereto contained in the Fund's 1998 Annual Report, which is incorporated by reference in this Prospectus and the Statement of Additional Information.

                           NINE MONTHS                                                              MAY 16**
                              ENDED                      YEAR ENDED DEC. 31,                           TO
                          SEPTEMBER 30*, ---------------------------------------------------------  DEC. 31,
                               1998         1997       1996      1995     1994     1993     1992      1991
                          -------------- ----------  --------  --------  -------  -------  -------  --------
Net asset value,
 beginning of period....    $    12.83   $    12.38  $  12.29  $  10.05  $ 11.37  $ 10.36  $ 10.23   $10.00
                            ----------   ----------  --------  --------  -------  -------  -------   ------
Income from investment
 operations--
 Net investment income
  (loss)................          0.69         0.86      0.86      0.82     0.83     0.84     0.76     0.52
 Net realized and
  unrealized gain (loss)
  on investments........         (0.78)        0.67      0.35      2.32    (1.29)    1.43     0.67     0.36
                            ----------   ----------  --------  --------  -------  -------  -------   ------
 Total from investment
  operations............         (0.09)        1.53      1.21      3.14    (0.46)    2.27     1.43     0.88
                            ----------   ----------  --------  --------  -------  -------  -------   ------
 Less distributions--
 Dividends from net
  investment income.....         (0.44)       (0.86)    (0.86)    (0.82)   (0.84)   (0.81)   (0.76)   (0.52)
 Distributions in excess
  of net investment
  income................          0.00         0.00      0.00      0.00    (0.02)    0.00     0.00     0.00
 Distributions from net
  realized capital
  gains.................          0.00        (0.22)    (0.26)    (0.08)    0.00    (0.45)   (0.54)   (0.13)
                            ----------   ----------  --------  --------  -------  -------  -------   ------
 Total distributions....         (0.44)       (1.08)    (1.12)    (0.90)   (0.86)   (1.26)   (1.30)   (0.65)
                            ----------   ----------  --------  --------  -------  -------  -------   ------
Net asset value, end of
 period.................    $    12.30   $    12.83  $  12.38  $  12.29  $ 10.05  $ 11.37  $ 10.36   $10.23
                            ==========   ==========  ========  ========  =======  =======  =======   ======
Total return (%)***.....          (0.9)+       12.7      10.3      32.0     (4.1)    22.2     14.3      8.9+
Net assets, end of
 period (000)...........    $1,455,312   $1,261,910  $541,244  $255,710  $82,985  $64,222  $18,472   $9,922
Ratio of operating
 expenses to average net
 assets (%)****.........          0.75++       0.75      0.75      0.79     0.84     0.94     1.00     1.00++
Ratio of net investment
 income to average net
 assets (%).............          7.34++       7.36      7.93      8.34     7.92     8.26     7.50     8.97++
Portfolio turnover rate
 (%)....................            24+          41        42        35       87      170      101      126+
Without giving effect to
 voluntary expense
 limitations:
 The ratio of operating
  expenses to average
  net assets would have
  been (%)..............          0.76++       0.77      0.75      0.79     0.84     0.94     1.55     1.78++
 Net investment income
  per share would have
  been..................    $     0.69   $     0.85  $   0.86  $   0.82  $  0.83  $  0.84  $  0.70   $ 0.47

-----------
   * The Fund's fiscal year-end changed to September 30 from December 31. ** Commencement of investment operations.
 *** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
**** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.

   + Periods less than one year are not annualized.

  ++ Computed on an annualized basis.
NOTE: Further information about the Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge.

                                   THE TRUST

  The Fund is a series of Loomis Sayles Funds (the "Trust"). The Trust is a diversified open-end management investment company organized as a Massachusetts business trust on February 20, 1991. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. Shares are freely transferable and entitle shareholders to receive dividends as determined by the Trust's board of trustees and to cast a vote for each share held at shareholder meetings. The Trust does not generally hold shareholder meetings and will do so only when required by law. Shareholders may call meetings to consider removal of the Trust's trustees.

                       INVESTMENT OBJECTIVE AND POLICIES

  The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

  The Fund seeks to achieve its objective by normally investing substantially all of its assets in fixed income securities, although up to 20% of its total assets may be invested in preferred stocks. At least 65% of the Fund's total assets will normally be invested in bonds. The fixed income securities in which the Fund may invest include corporate securities, securities issued or guaranteed by the U.S. Government or its authorities or instrumentalities ("U.S. Government Securities"), commercial paper, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations ("CMOs"), asset-backed securities, real estate investment trusts ("REITs"), when-issued securities, Rule 144A securities, repurchase agreements and convertible securities. The Fund may engage in options and futures transactions, repurchase transactions, foreign currency hedging transactions and swap transactions.

  The Fund may invest any portion of its assets in securities of Canadian issuers, and up to 20% of its total assets in securities of other foreign issuers. The Fund may also invest up to 35% of its total assets in securities of below investment grade quality (commonly known as "junk bonds"). Securities of below investment grade quality are securities rated below the top four rating categories by each major rating agency that has rated the security, including securities in the lowest rating categories, and unrated securities that Loomis Sayles determines to be of comparable quality.

  The percentages of the Fund's assets invested as of September 30, 1998 in securities assigned to the various rating categories by Standard & Poor's and Moody's Investors Service, Inc. ("Moody's") at the time of purchase or, if unrated, determined by Loomis Sayles to be of comparable quality, were as follows:

                                            STANDARD
                                            & POOR'S  UNRATED* MOODY'S UNRATED**
                                            --------- -------- ------- ---------
   AAA/Aaa.................................  21.36%    1.55%   17.98%      --
   AA/Aa...................................  11.87%    0.31%   16.14%    0.31%
   A/A.....................................   7.22%    0.43%    6.95%    0.78%
   BBB/Baa.................................  24.16%    0.66%   22.73%    0.37%
   BB/Ba...................................  15.27%    5.38%   12.11%    3.24%
   B/B.....................................   6.12%      --    15.39%      --
   CCC/Caa.................................   5.59%      --     3.62%      --
   CC/Ca...................................   0.02%      --     0.39%      --
   C/C.....................................     --       --       --       --
   D.......................................     --       --       --       --

-----------

* Unrated by Standard & Poor's but determined to be of comparable quality by Loomis Sayles.

** Unrated by Moody's but determined to be of comparable quality by Loomis
   Sayles.

  For temporary defensive purposes, the Fund may invest any portion of its assets in fixed income securities, cash or any other securities deemed appropriate by Loomis Sayles. Except for the Fund's investment objective, and any investment policies that are identified as "fundamental," all of the investment policies of the Fund may be changed without a vote of Fund shareholders.

                 MORE INFORMATION ABOUT THE FUND'S INVESTMENTS
                            AND RISK CONSIDERATIONS

DEBT AND OTHER FIXED INCOME SECURITIES

  The Fund may invest in fixed income securities of any maturity. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private issuers. Because interest rates vary, it is impossible to predict the income of a Fund that invests in fixed income securities for any particular period. The net asset value of such a Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

  Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest.

U.S. GOVERNMENT SECURITIES

  U.S. Government Securities have different kinds of government support. For example, some U.S. Government Securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government Securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States.

  Although U.S. Government Securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government Securities do go up and down as interest rates change. Thus, for example, the value of an investment in a Fund that holds U.S. Government Securities may fall during times of rising interest rates. Yields on U.S. Government Securities tend to be lower than those on corporate securities of comparable maturities.

  Some U.S. Government Securities, such as Government National Mortgage Association Certificates ("GNMA"), are known as "mortgage-backed" securities. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government Securities are passed through to the holders of the security. If the Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities.

  In addition to investing directly in U.S. Government Securities, the Fund may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government Securities. These investment instruments may be highly volatile.

LOWER RATED FIXED INCOME SECURITIES

  The Fund may invest up to 35% of its total assets in securities rated below investment grade (commonly referred to as "junk bonds"). A security will be treated as being of investment grade quality if at the time the Fund acquires it at least one major rating agency has rated the security in its top four rating categories (even if another such agency has issued a lower rating), or if the security is unrated but Loomis Sayles determines it to be of investment grade quality. Lower rated fixed income securities generally provide higher yields, but are subject to greater credit and market risk, than higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a Fund investing in lower rated fixed income securities may be more dependent on Loomis Sayles' own credit analysis than is the case with higher quality bonds. The market for lower rated fixed income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Securities in the lowest rating categories may be in poor standing or in default. Securities in the lowest investment grade category (BBB or Baa) have some speculative characteristics.

  For more information about the ratings services' descriptions of the various rating categories, see Appendix A.

COMMON STOCKS AND OTHER EQUITY SECURITIES

  Common stocks and similar equity securities, such as warrants and convertibles, are volatile and more risky than some other forms of investment. The value of an investment in a Fund that invests in equity securities may sometimes decrease. Equity securities of companies with relatively small market capitalization may be more volatile than the securities of larger, more established companies and than the broad equity market indexes.

ZERO COUPON SECURITIES

  The Fund may invest in "zero coupon" fixed income securities. These securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. The Fund is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus the Fund may have to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity.

MORTGAGE-BACKED SECURITIES

  The Fund may invest in mortgage-backed securities, such as GNMA or Fannie Mae certificates, which differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If the Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

STRIPPED MORTGAGE-BACKED SECURITIES

  The Fund may invest in interest-only and principal-only ("IOs" and "POs") classes of mortgage-backed securities. The yield to maturity on an IO or PO is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

  The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.

COLLATERALIZED MORTGAGE OBLIGATIONS

  The Fund may invest in CMOs. A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, the early retirement of a particular class or series of CMOs held by the Fund could involve the loss of any premium the Fund paid when it acquired the investment and could result in the Fund's reinvesting the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

ASSET-BACKED SECURITIES

  The Fund may invest in asset-backed securities. Through the use of trusts and special purpose corporations, automobile and credit card receivables are securitized in pass-through structures similar to mortgage pass-through structures or in a pass-through structure similar to the CMO structure. Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

WHEN-ISSUED SECURITIES

  The Fund may purchase securities on a "when-issued" basis. This means that the Fund will enter into a commitment to buy the security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time the Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If the Fund has outstanding obligations to buy when-issued securities, it will maintain liquid assets in a segregated account at its custodian bank in an amount sufficient to satisfy these obligations.

CONVERTIBLE SECURITIES

  Convertible securities include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity security, however, so that when the price of the underlying equity security falls, the decline in the price of the convertible security may sometimes be less substantial than that of the underlying equity security. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. The Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. Because conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

REAL ESTATE INVESTMENT TRUSTS

  REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, risks of default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and failing to maintain their exemptions from registration under the Investment Company Act of 1940 (the "1940 Act").

  Investment in REITs involves risk similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger securities.

RULE 144A SECURITIES

  The Fund may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid.

FOREIGN SECURITIES

  The Fund may invest in securities of issuers organized or headquartered outside the United States ("foreign securities"). The Fund may invest any portion of its assets in securities of Canadian issuers, but will not purchase foreign securities other than those of Canadian issuers if, as a result, the Fund's holdings of non-U.S. and non-Canadian securities would exceed 20% of the Fund's total assets.

  Although investing in foreign securities may increase the Fund's diversification and reduce portfolio volatility, foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

  The Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

  Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund investing in these securities may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations or foreign withholding taxes. Changes in the value relative to the U.S. dollar of a foreign currency in which the Fund's holdings are denominated will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

  In addition, although part of the Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

  In determining whether to invest assets of the Fund in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce a Fund's net income available for distribution to shareholders.

FOREIGN CURRENCY HEDGING TRANSACTIONS

  The Fund may engage in foreign currency exchange transactions to protect the value of specific portfolio positions or in anticipation of changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. For example, to protect against a change in the foreign currency exchange rate between the date on which the Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, the Fund might purchase or sell a foreign currency on a spot (that is, cash) basis at the prevailing spot rate. If conditions warrant, the Fund may also enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Fund might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options, and will be treated as illiquid assets. The Fund may not be able to dispose of over-the-counter options readily.

  Foreign currency transactions involve costs and may result in losses.

SWAP TRANSACTIONS

  The Fund may enter into interest rate or currency swaps. The Fund will enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. The Fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty were to default on its obligations.

OPTIONS AND FUTURES TRANSACTIONS

  The Fund may buy, sell or write options on securities, securities indexes, currencies or futures contracts and may buy and sell futures contracts on securities, securities indexes or currencies. The Fund may engage in these transactions either for the purpose of enhancing investment return, or to hedge against changes in the value of other assets that the Funds own or intend to acquire. Options and futures fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

  Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If the Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option.

  A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by the Fund exceeds (or is less than) the price of the offsetting purchase, the Fund will realize a gain (or loss).

  The value of options purchased by a Fund and futures contracts held by the Fund may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in the Fund's portfolio. All transactions in options and futures involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. When the Fund writes a call option or sells a futures contract without holding the underlying securities, currencies or futures contracts, its potential loss is unlimited. The Fund will be required, however, to set aside with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options and futures contracts.

  The successful use of options and futures will usually depend on Loomis Sayles' ability to forecast stock market, currency or other financial market movements correctly. The Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange traded options also depends on the availability of a liquid secondary market to enable the Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of options that are not traded on an exchange ("over-the-counter" options), the Fund is at risk that the other party to the transaction will default on its obligations, or will not permit the Fund to terminate the transaction before its scheduled maturity. As a result of these characteristics, the Fund will treat most over-the-counter options (and the assets it segregates to cover its obligations thereunder) as illiquid.

  The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than are the U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S.

markets. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" above.

REPURCHASE AGREEMENTS

  The Fund may invest in repurchase agreements. In repurchase agreements, the Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.

YEAR 2000

  Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000. Should any of the computer systems employed by the Fund's major service providers fail to process this type of information properly, that could have a negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. Loomis Sayles and the Distributor have each advised the Fund that they are reviewing all of their computer systems with the goal of modifying or replacing such systems prior to January 1, 2000, to the extent necessary to foreclose any such negative impact. In addition, Loomis Sayles has been advised by the Fund's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this prospectus, the Fund and Loomis Sayles have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the portfolio securities held by the Fund may be adversely affected by the inability of the securities' issuers or of third parties to process this type of information properly.

                         THE FUNDS' INVESTMENT ADVISER

  The Fund's investment adviser is Loomis Sayles, One Financial Center, Boston, Massachusetts 02111. Founded in 1926, Loomis Sayles is one of the country's oldest and largest investment firms. The general partner of Loomis Sayles is a special purpose corporation that is an indirect wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies' managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("Met Life"), a mutual life insurance company. Nvest Companies' advising general partner, Nvest, L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest L.P.

  In addition to selecting and reviewing the Fund's investments, Loomis Sayles provides executive and other personnel for the management of the Fund. The Loomis Sayles Funds' board of trustees supervises Loomis Sayles' conduct of the affairs of the Fund.

  As of October 31, 1998, Charles Schwab & Co. Inc. owned 48% of the Bond Fund. Shareholders holding more than 25% of a Fund's shares may be deemed to control the relevant Fund.

  Daniel J. Fuss, President of the Trust and Executive Vice President of Loomis Sayles, has served as the portfolio manager of the Bond Fund since its commencement of investment operations in 1991. Kathleen C. Gaffney, Vice President of the Trust and Loomis Sayles, has served as associate portfolio manager of the Bond Fund since October 1997. Both Mr. Fuss and Ms. Gaffney have been employed by Loomis Sayles for more than five years.

                                 FUND EXPENSES

  The Fund pays Loomis Sayles a monthly investment advisory fee of .60% of the Fund's average daily net assets. In addition to the investment advisory fee, the Fund pays all expenses not expressly assumed by Loomis Sayles, including taxes, brokerage commissions, fees and expenses of registering or qualifying the Fund's shares under federal and state securities laws, fees of the Fund's custodian, transfer agent, independent accountants and legal counsel, expenses of shareholders' and trustees' meetings, expenses of preparing, printing and mailing prospectuses to existing shareholders and fees of trustees who are not directors, officers or employees of Loomis Sayles or its affiliated companies.

  Loomis Sayles has voluntarily agreed, for an indefinite period, to reduce its advisory fees and/or bear other Fund expenses to the extent necessary to limit total annual operating expenses of the Institutional Class shares of the Fund to .75% of the Fund's average daily net assets. Loomis Sayles may change or terminate this voluntary arrangement at any time, but the Fund's Prospectus would be supplemented to describe the change.

  Loomis Sayles may pay certain broker-dealers and financial intermediaries whose customers own shares of the Funds a continuing fee in an amount of up to
 .25% annually of the value of Fund shares held for those customers' accounts. These fees are paid by Loomis Sayles out of its own assets and are not assessed against the Fund.

                            PORTFOLIO TRANSACTIONS

  Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the Fund's assets. The Fund anticipates that its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may involve higher costs and higher levels of taxable gains.

                            HOW TO PURCHASE SHARES

  An investor may make an initial purchase of shares of the Fund by submitting a completed application form and payment to:

      Boston Financial Data Services
      P.O. Box 8314
      Boston, Massachusetts 02266-8314
      Attn: Loomis Sayles Funds

  The minimum initial investment for the Institutional Class of shares of the Fund is $25,000. A $2,500 minimum investment applies to the current and retired trustees of the Trust, investment advisory clients of Loomis Sayles (and their directors, officers and employees), and current and retired employees of Loomis Sayles and the parents, spouses and children of the foregoing. The minimum investment may be waived in whole or in part by Loomis Sayles in its sole discretion. Subsequent investments must be at least $50.

  Shares of the Fund may be purchased by (i) cash, (ii) exchanging Institutional Class shares of any Fund (or any other series of Loomis Sayles Funds), provided the value of the shares exchanged meets the investment minimum of the Fund into which the exchange is made, (iii) exchanging securities on deposit with a custodian acceptable to Loomis Sayles or (iv) a combination of such securities and cash. Loomis Sayles will not approve the acceptance of securities in exchange for shares of the Fund unless (1) Loomis Sayles, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund can be resold by the Fund without restriction under the Securities Act of 1933, as amended (the "Securities Act") or otherwise; and (3) the securities are eligible to be acquired under the Fund's investment policies and restrictions. No investor owning 5% or more of the Fund's shares may purchase additional shares of the Fund by exchange of securities.

  In all cases Loomis Sayles reserves the right to reject any securities that are proposed for exchange. Securities accepted by Loomis Sayles in exchange for Fund shares will be valued in the same manner as the Fund's assets as described below as of the time of the Fund's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. An investor who wishes to purchase shares by exchanging securities should obtain instructions by calling 800-633-3330, option 5.

  All purchases made by check should be in U.S. dollars and made payable to State Street Bank and Trust Company. Third party checks will not be accepted. When purchases are made by check or periodic account investment, redemption will not be allowed until the investment being redeemed has been in the account for 15 calendar days.

  Upon acceptance of an investor's order, BFDS opens an account, applies the payment to the purchase of full and fractional Fund shares and mails a statement of the account confirming the transaction.

  After an account has been established, an investor may send subsequent investments at any time directly to BFDS at the above address. The remittance must be accompanied by either the account identification slip detached from a statement of account or a note containing sufficient information to identify the account, i.e., the Fund name and the investor's account number or name and social security number.

  Subsequent investments can also be made by federal funds wire. Investors should instruct their banks to wire federal funds to State Street Bank and Trust Company, ABA #011000028. The text of the wire should read as follows:
"$____ amount, STATE STREET BOS ATTN Mutual Funds. Credit Fund (Fund Name and Institutional Class), DDA #9904-622-9, Account Name, Account Number." A bank may charge a fee for transmitting funds by wire.

  The Fund and the Distributor reserve the right to reject any purchase order, including orders in connection with exchanges, for any reason which the Fund or the Distributor in its sole discretion deems appropriate. Although the Fund does not presently anticipate that it will do so, the Fund reserves the right to suspend or change the terms of the offering of its shares.

  The price an investor pays will be the per share net asset value next calculated after a proper investment order is received by the Trust's transfer or other agent or subagent. Shares of the Fund are sold with no sales charge. The net asset value of the Fund's shares is calculated once daily as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading, by dividing the Fund's net assets by the number of shares outstanding. Portfolio securities are valued at their market value as more fully described in the Statement of Additional Information.

  The Distributor may accept telephone orders from broker-dealers who have been previously approved by the Distributor. It is the responsibility of such broker-dealers to promptly forward purchase or redemption orders to the Distributor. Although there is no sales charge imposed by the Fund or the Distributor, broker-dealers may charge the investor a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealer and not remitted to the Fund.

  The Fund also offers a Retail Class of shares that bears higher expenses. Because of its lower expenses, the Institutional Class of shares of the Fund is expected to have a higher total return than the Retail Class of shares.

  The Loomis Sayles Bond Fund also offers an Admin Class of shares that is offered exclusively through intermediaries, who will be the record owners of the shares. Because of its lower expenses, the Institutional Class of shares of the Loomis Sayles Bond Fund is expected to have a higher total return than the Admin Class of shares.

                             SHAREHOLDER SERVICES

  The Fund offers the following shareholder services, which are more fully described in the Statement of Additional Information. Explanations and forms are available from BFDS. Telephone redemption and exchange privileges will be established automatically when an investor opens an account unless an investor elects on the application to decline the privileges. Other privileges must be specifically elected. A signature guarantee will be required to establish a privilege after an account is opened.

  FREE EXCHANGE PRIVILEGE. The Institutional Class shares of the Fund may be exchanged for Institutional Class shares of any other fund that is a series of Loomis Sayles Funds and that offers Institutional Class shares or for shares of certain money market funds advised by New England Funds Management, L.P., an affiliate of Loomis Sayles, provided the value of the shares exchanged meets the investment minimum of that Fund and, in the case of exchanges into the Loomis Sayles High Yield Fund, Loomis Sayles Municipal Bond Fund and Loomis Sayles U.S. Government Securities Fund, Loomis Sayles has approved the exchange of shares. Exchanges may be made by written instructions or by telephone, unless an investor elected on the application to decline telephone exchange privileges. The exchange privilege should not be viewed as a means for taking advantage of short-term swings in the market, and the Fund reserves the right to terminate or limit the privilege of any shareholder who makes more than four exchanges in any calendar year. The Fund may terminate or change the terms of the exchange privilege at any time, upon 60 days' notice to shareholders. An exchange is a taxable event for federal income tax purposes in which a gain or loss would be realized by an investor that is subject to federal income taxation.

  RETIREMENT PLANS. The Fund's shares may be purchased by all types of tax-deferred retirement plans. Loomis Sayles makes available retirement plan forms for IRAs.

  SYSTEMATIC WITHDRAWAL PLAN. If the value of an account is at least $25,000, an investor may have periodic cash withdrawals automatically paid to the investor or any person designated by the investor.

  AUTOMATIC INVESTMENT PLAN. Voluntary monthly investments of at least $50 may be made automatically by pre-authorized withdrawals from an investor's checking account.

                             HOW TO REDEEM SHARES

  An investor can redeem shares by sending a written request to Boston Financial Data Services, Inc., P.O. Box 8314, Boston, Massachusetts 02266. Proceeds from a written request may be sent to the investor in the form of a check. As described below, an investor may also redeem shares by calling BFDS at 800-626-9390. Proceeds resulting from a telephone redemption request can be wired to an investor's bank account or sent by check in the name of the registered owners to their record address.

  The written request must include the name of the Fund, the account number, the exact name(s) in which the shares are registered, and the number of shares or the dollar amount to be redeemed. All owners of the shares must sign the request in the exact names in which the shares are registered (this appears on an investor's confirmation statement) and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity). Shareholders requesting that redemption proceeds be wired to their bank accounts must provide specific wire instructions.

  If (1) an investor is redeeming shares worth more than $50,000, (2) an investor is requesting that the proceeds check be made out to someone other than the registered owners or be sent to an address other than the record address, (3) the account registration has changed within the last 30 days or
(4) an investor is instructing us to wire the proceeds to a bank account not designated on the application, the investor must have his or her signature guaranteed by an eligible guarantor. This requirement may be waived by Loomis Sayles in its sole discretion. Eligible guarantors include commercial banks, trust companies, savings associations, credit unions and brokerage firms that are members of domestic securities exchanges. Before submitting the redemption request, an investor should verify with the guarantor institution that it is an eligible guarantor. Signature guarantees by notaries public are not acceptable.

  When an investor telephones a redemption request, the proceeds are wired to the bank account previously chosen by the investor. A wire fee (currently $5) will be deducted from the proceeds. A telephonic redemption request must be received by BFDS prior to the close of regular trading on the New York Stock Exchange. If an investor telephones a request to BFDS after the Exchange closes or on a day when the Exchange is not open for business, BFDS cannot accept the request and a new one will be necessary.

  If an investor decides to change the bank account to which proceeds are to be wired, the investor must send in this change in writing with a signature guarantee. Telephonic redemptions may only be made if the investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. Unless an investor indicates otherwise on the account application, BFDS will be authorized to act upon redemption and exchange instructions received by telephone from the investor or any person claiming to act as the investor's representative who can provide BFDS with the investor's account registration and address as it appears on the records of State Street Bank. BFDS will employ these or other reasonable procedures to confirm that instructions communicated by telephone are genuine; the Fund, State Street Bank, BFDS, the Distributor and Loomis Sayles will not be liable for any losses due to unauthorized or fraudulent instructions if these or other reasonable procedures are followed. For information, consult BFDS. In times of heavy market activity, an investor who encounters difficulty in placing a redemption or exchange order by telephone may wish to place the order by mail as described above.

  The redemption price will be the net asset value per share next determined after the redemption request and any necessary special documentation are received by BFDS in proper form.

  Proceeds resulting from a written redemption request will normally be mailed to an investor within seven days after receipt of the investor's request in good order. Telephonic redemption proceeds will normally be wired to an investor's bank on the first business day following receipt of a proper redemption request. If an investor purchased shares by check and the check was deposited less than 15 days prior to the redemption request, the Fund may withhold redemption proceeds until the check has cleared.

  The Fund may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

                    CALCULATION OF PERFORMANCE INFORMATION

  The Fund's investment performance may from time to time be included in advertisements about the Fund or Loomis Sayles Funds. "Yield" for each class of shares is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of the class on the last day of that period.

  For purposes of calculating yield, net investment income is calculated in accordance with SEC regulations and may differ from net investment income as determined for financial reporting purposes. SEC regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed income securities. The current dividend rate is based on net investment income as determined for tax purposes, which may not reflect amortization in the same manner.

  "Total return" for the one-, five- and ten-year periods (or for the life of a class, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund. Total return may also be presented for other periods.

                DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

  The Fund declares and pays dividends quarterly. The Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any capital gain distributions are normally made annually, but may, to the extent permitted by law, be made more frequently as deemed advisable by the trustees of the Trust. The Trust's trustees may change the frequency with which the Fund declares or pays dividends.

  Dividends and capital gain distributions will automatically be reinvested in additional shares of the Fund unless an investor has elected to receive cash.

  The Fund intends to qualify as a regulated investment company under the Code. As such, so long as the Fund distributes substantially all its net investment income and net capital gains to its shareholders, the Fund itself does not pay any federal income tax to the extent such income and gains are so distributed.

  An investor's income dividends and short-term capital gain distributions are taxable as ordinary income whether distributed in cash or additional shares. Distributions designated by the Fund as deriving from net gains on securities held for more than one year will be taxable as such (generally at a 20% rate for noncorporate shareholders) whether distributed in cash or additional shares and regardless of how long an investor has owned shares of the Fund.

  A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution of net capital gains, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

  The Fund is required to withhold 31% of any redemption proceeds (including the value of shares exchanged) and all income dividends and capital gain distributions it pays (1) if an investor does not provide a correct, certified taxpayer identification number, (2) if the Fund is notified that an investor has underreported income in the past, or (3) if an investor fails to certify to the Fund that he or she is not subject to such withholding.

  Dividends derived from interest on U.S. Government Securities may be exempt from state and local taxes.

  State Street Bank will send investors and the IRS an annual statement detailing federal tax information, including information about dividends and distributions paid during the preceding year. An investor should keep this statement as a permanent record. A fee may be charged for any duplicate information requested.

NOTE: The foregoing summarizes certain tax consequences of investing in the Fund. Before investing, an investor should consult his or her own tax adviser for more information concerning the federal, foreign, state and local tax consequences of investing in, redeeming or exchanging Fund shares.

                                                                     APPENDIX A

                    DESCRIPTION OF BOND RATINGS ASSIGNED BY
                             STANDARD & POOR'S AND
                        MOODY'S INVESTORS SERVICE, INC.

STANDARD & POOR'S

                                      AAA

  This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                                      AA

  Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                                       A

  Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                      BBB

  Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

                                BB, B, CCC, CC

  Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       C

  The rating C is reserved for income bonds on which no interest is being paid.

                                       D

  Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

                                       R

  This symbol is attached to the ratings of instruments with significant noncredit risks such as risks to principal or volatility of expected returns.

  Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.

                                      AAA

  Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      AA

  Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

                                       A

  Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

                                      BAA

  Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

                                      BA

  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       B

  Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      CAA

  Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                      CA

  Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                       C

  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Should no rating be assigned by Moody's, the reason may be one of the following:

 1. An application for rating was not received or accepted.

 2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

 3. There is a lack of essential data pertaining to the issue or issuer.

 4. The issue was privately placed in which case the rating is not published in Moody's publications.

    Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

INVESTMENT ADVISER
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02111

DISTRIBUTOR
Loomis Sayles Distributors, L.P.
One Financial Center
Boston, Massachusetts 02111

TRANSFER AND DIVIDEND PAYING AGENT
AND CUSTODIAN OF ASSETS
State Street Bank and Trust Company
Boston, Massachusetts 02102

SHAREHOLDER SERVICING AGENT FOR
STATE STREET BANK AND TRUST COMPANY
Boston Financial Data Services, Inc.
P.O. Box 8314
Boston, Massachusetts 02266

LEGAL COUNSEL
Ropes & Gray
One International Place
Boston, Massachusetts 02110

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
One Post Office Square
Boston, Massachusetts 02109

[LOGO OF LOOMIS SAYLES FUNDS APPEARS HERE]

 One Financial Center . Boston, Massachusetts 02111 . (800) 633-3330

THE LOOMIS SAYLES FUNDS--FIXED INCOME FUNDS

 RETAIL CLASS SHARES OF:

   LOOMIS SAYLES BOND FUND
   LOOMIS SAYLES GLOBAL BOND FUND
   LOOMIS SAYLES INTERMEDIATE MATURITY BOND FUND
   LOOMIS SAYLES INVESTMENT GRADE BOND FUND
   LOOMIS SAYLES SHORT-TERM BOND FUND

PROSPECTUS                                                      JANUARY 1, 1999

THE LOOMIS SAYLES FUNDS--FIXED INCOME FUNDS

  Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles In-termediate Maturity Bond Fund, Loomis Sayles Investment Grade Bond Fund and Loomis Sayles Short-Term Bond Fund (the "Funds" and each a "Fund"), each a se-ries of Loomis Sayles Funds, are separately managed, no-load mutual funds, each of which has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each Fund.

  The Funds offer two classes of shares: a Retail Class that is described in this Prospectus, and an Institutional Class, which generally has a higher min-imum investment and bears lower expenses, that is described in a separate pro-spectus. The Loomis Sayles Bond Fund also offers a third class of shares: an Admin Class, bearing higher expenses than the Institutional or Retail Class, that is described in a separate prospectus. This Prospectus concisely de-scribes the information that an investor should know before investing in the Retail Class shares of any Fund. Please read it carefully and keep it for fu-ture reference. A Statement of Additional Information (SAI) dated January 1, 1999, as revised from time to time, is available free of charge; write to Loo-mis Sayles Distributors, L.P. (the "Distributor"), One Financial Center, Bos-ton, Massachusetts 02111 or telephone 800-633-3330. The SAI, which contains more detailed information about the Funds, has been filed with the Securities and Exchange Commission (the "SEC") and is available along with other related materials on the SEC's Internet Website (http://www.sec.gov). The SAI is in-corporated herein by reference (legally forms a part of the Prospectus). To obtain more information about the Institutional Class or Admin Class of shares, please call the Distributor toll-free at 800-633-3330, contact your financial intermediary, or visit our Internet Website (http://www.loomissayles.com).

  For information about:                    For all other information about
   . Establishing an account                the Funds:
   . Account procedures and status          CALL 800-633-3330
   . Exchanges
   . Shareholder services
  CALL 800-626-9390

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
SUMMARY OF EXPENSES.......................................................   3
FINANCIAL HIGHLIGHTS......................................................   5
THE TRUST.................................................................  10
INVESTMENT OBJECTIVES AND POLICIES........................................  10
MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISK CONSIDERATIONS.....  15
THE FUNDS' INVESTMENT ADVISER.............................................  26
FUND EXPENSES.............................................................  27
PORTFOLIO TRANSACTIONS....................................................  28
HOW TO PURCHASE SHARES....................................................  29
SHAREHOLDER SERVICES......................................................  31
HOW TO REDEEM SHARES......................................................  32
CALCULATION OF PERFORMANCE INFORMATION....................................  34
DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES...........................  34
APPENDIX A
  DESCRIPTION OF BOND RATINGS.............................................  36

                              SUMMARY OF EXPENSES
               (FOR A RETAIL CLASS SHARE OF EACH INDICATED FUND)

  The following information is provided as an aid in understanding the various expenses that an investor in a Fund will bear indirectly. The information about each Fund shown below is based on expenses for the Funds' most recent fiscal year, and should not be considered a representation of past or future expenses, as actual expenses may be greater or less than those shown. Also, the 5% annual return assumed in the Example should not be considered a representation of investment performance, as actual performance will vary.

                                                                    INTERMEDIATE
                                               BOND      GLOBAL       MATURITY
                                               FUND     BOND FUND    BOND FUND
                                               ----     ---------   ------------
Shareholder Transaction Expenses:
 Maximum Sales Load Imposed on Purchases
   (as % of offering price)..................  none       none          none
 Maximum Sales Load Imposed on Reinvested
   Dividends (as % of offering price)........  none       none          none
 Maximum Deferred Sales Load (as % of
   original purchase price or redemption
   proceeds).................................  none       none          none
 Redemption Fees/1/..........................  none       none          none
 Exchange Fees...............................  none       none          none
Annual Fund Operating Expenses
  (as a percentage of average net assets):
 Management Fees.............................   .60%       .60%          .40%
 12b-1 Fees..................................   .25%       .25%          .25%
 Other Operating Expenses (after expense
   reimbursements where indicated)...........   .15%/3/    .30%/3/       .15%/3/
 Total Fund Operating Expenses (after expense
   reimbursements where indicated)...........  1.00%/3/   1.15%/3/       .80%/3/
Example:
An investor would pay the following expenses
  on a $1,000 investment assuming a 5% annual
  return (with or without a redemption at the
  end of each time period):
 One Year....................................  $ 10       $ 12          $  8
 Three Years.................................  $ 32       $ 37          $ 26
 Five Years..................................  $ 55       $ 63          $ 44
 Ten Years...................................  $122       $140          $ 99

                                                       INVESTMENT
                                                         GRADE     SHORT-TERM
                                                       BOND FUND   BOND FUND
                                                       ----------  ----------
Shareholder Transaction Expenses:
 Maximum Sales Load Imposed on Purchases (as % of
  offering price).....................................    none        none
 Maximum Sales Load Imposed on Reinvested Dividends
  (as % of offering price)............................    none        none
 Maximum Deferred Sales Load (as % of original
  purchase price or redemption proceeds)..............    none        none
  Redemption Fees/1/..................................    none        none
 Exchange Fees........................................    none        none
Annual Fund Operating Expenses (as a percentage of
  average net assets):
 Management Fees......................................     .40%        .00%/2/
 12b-1 Fees...........................................     .25%        .25%
 Other Operating Expenses (after expense
  reimbursements where indicated).....................     .15%/3/     .25%/2/
 Total Fund Operating Expenses (after expense
  reimbursements where indicated).....................     .80%/3/     .50%/2/
Example:
An investor would pay the following expenses on a
 $1,000 investment assuming a 5% annual return (with
 or
 without a redemption at the end of each time period):
 One Year.............................................    $  8        $  5
 Three Years..........................................    $ 26        $ 16
 Five Years...........................................    $ 44        $ 28
 Ten Years............................................    $ 99        $ 63

-----------

/1/A $5 charge applies to any wire transfer of redemption proceeds from any Fund.

/2/Loomis Sayles has voluntarily agreed until December 31, 1999 to waive its Management Fees for the Short-Term Bond Fund and limit the Fund's Total Operating expenses to 0.50%. Without this agreement, Management Fees, Other Operating Expenses and Total Operating Expenses would have been 0.25%, 5.75% and 6.00%, respectively.

/3/Loomis Sayles has voluntarily agreed for an indefinite period, to limit the Funds' Total Operating Expenses to the percentages of average net assets shown in the table. Without this agreement, Other Operating Expenses (including 12b-1 fees) and Total Operating Expenses would have been 0.46% and 1.06%, respectively, for the Bond Fund, 1.18% and 1.78%, respectively, for the Global Bond Fund, 5.24% and 5.64%, respectively, for the Intermediate Maturity Bond Fund, 4.85% and 5.25%, respectively, for the Investment Grade Bond Fund.

                             FINANCIAL HIGHLIGHTS

               (FOR A RETAIL CLASS SHARE OF EACH INDICATED FUND
                 OUTSTANDING THROUGHOUT THE INDICATED PERIODS)

  The financial highlights that follow have been audited by PricewaterhouseCoopers LLP, independent accountants. The information should be read in conjunction with the financial highlights, financial statements and the notes thereto contained in the Funds' 1998 Annual Report, which is incorporated by reference in this Prospectus and the Statement of Additional Information.

                                                             BOND FUND
                                                       ----------------------
                                                        NINE MONTHS  JAN. 2**
                                                           ENDED        TO
                                                       SEPTEMBER 30* DEC. 31,
                                                           1998        1997
                                                       ------------- --------
Net asset value, beginning of period.................     $ 12.82    $ 12.38
                                                          -------    -------
Income from investment operations--
 Net investment income (loss)........................        0.66       0.84***
 Net realized and unrealized gain (loss)
  on investments.....................................       (0.77)      0.65
                                                          -------    -------
 Total from investment operations....................       (0.11)      1.49
                                                          -------    -------
Less distributions--
 Dividends from net investment income................       (0.42)     (0.83)
 Distributions from net realized capital gains.......        0.00      (0.22)
                                                          -------    -------
 Total distributions.................................       (0.42)     (1.05)
                                                          -------    -------
Net asset value, end of period.......................     $ 12.29    $ 12.82
                                                          =======    =======
Total return (%)****.................................        (1.1)+     12.4+
Net assets, end of period (000)......................     $53,908    $33,240
Ratio of operating expenses to average net
 assets (%)++........................................        1.00+++    1.00+++
Ratio of net investment income to average net assets
 (%).................................................        7.13+++    7.09+++
Portfolio turnover rate (%)..........................          24+       41+
Without giving effect to voluntary expense
 limitations:
 The ratios of operating expenses to average net
  assets would have been (%).........................        1.06+++    1.20+++
 Net investment income per share would have been.....     $  0.66    $  0.82***

-----------
   *The Fund's fiscal year-end changed to September 30 from December 31. **Commencement of investment operations.
 *** Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
**** Total returns would have been lower had the adviser not reduced its advisory fee and/or borne other operating expenses.

   + Periods less than one year are not annualized.

  ++ The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.

 +++ Computed on an annualized basis.

                                                           GLOBAL BOND FUND
                                                        ----------------------
                                                            NINE
                                                           MONTHS     JAN. 2**
                                                            ENDED        TO
                                                        SEPTEMBER 30* DEC. 31,
                                                            1998        1997
                                                        ------------- --------
Net asset value, beginning of period..................     $11.83      $12.35
                                                           ------      ------
Income from investment operations--
 Net investment income (loss).........................       0.44        0.63***
 Net realized and unrealized gain (loss)
  on investments......................................      (0.36)      (0.37)
                                                           ------      ------
 Total from investment operations.....................       0.08        0.26
                                                           ------      ------
Less distributions--
 Dividends from net investment income.................       0.00       (0.69)
 Distributions in excess of the net investments
  income..............................................       0.00       (0.09)
                                                           ------      ------
 Total distributions..................................       0.00       (0.78)
                                                           ------      ------
Net asset value, end of period........................     $11.91      $11.83
                                                           ======      ======
Total return (%)****..................................        0.7+        2.0+
Net assets, end of period (000).......................     $6,376      $4,694
Ratio of operating expenses to average net
 assets (%)++.........................................       1.15+++     1.15+++
Ratio of net investment income to average net
 assets (%)...........................................       5.77+++     5.60+++
Portfolio turnover rate (%)...........................         28+         75+
Without giving effect to voluntary expense
 limitations:
The ratios of operating expenses to average net assets
 would have been (%)..................................       1.78+++     2.44+++
 Net investment income per share would have been......     $ 0.39      $ 0.49***

-----------
   * The Fund's fiscal year-end changed to September 30 from December 31.
  ** Commencement of investment operations.
 *** Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
**** Total returns would have been lower had the adviser not reduced its advisory fee and/or borne other operating expenses.

   + Periods less than one year are not annualized.

  ++ The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.

 +++ Computed on an annualized basis.

                                                            INTERMEDIATE
                                                              MATURITY
                                                             BOND FUND
                                                       ----------------------
                                                           NINE
                                                          MONTHS     JAN. 2**
                                                           ENDED        TO
                                                       SEPTEMBER 30* DEC. 31,
                                                           1998        1997
                                                       ------------- --------
Net asset value, beginning of period.................     $10.03      $10.00
                                                          ------      ------
Income from investment operations--
 Net investment income (loss)........................       0.49***     0.64***
 Net realized and unrealized gain (loss) on
  investments........................................      (0.15)      (0.02)
                                                          ------      ------
 Total from investment operations....................       0.34        0.62
                                                          ------      ------
Less distributions--
 Dividends from net investment income................      (0.31)      (0.54)
 Distributions in excess of net investment income....       0.00       (0.03)
 Distributions from net realized capital gains.......       0.00       (0.02)
                                                          ------      ------
 Total distributions.................................      (0.31)      (0.59)
                                                          ------      ------
Net asset value, end of period.......................     $10.06      $10.03
                                                          ======      ======
Total return (%)****.................................        3.4+        6.2+
Net assets, end of period (000)......................     $  663      $  423
Ratio of operating expenses to average net assets
 (%)++...............................................       0.80+++     0.80+++
Ratio of net investment income to average net assets
 (%).................................................       6.47+++     6.13+++
Portfolio turnover rate (%)..........................         32+        119+
Without giving effect to voluntary expense
 limitations:
 The ratios of operating expenses to average net
  assets would have been (%).........................       5.64+++    14.56+++
 Net investment income per share would have been.....     $ 0.12***   $(0.50)***

-----------
   * The Fund's fiscal year-end changed to September 30 from December 31.
  ** Commencement of investment operations.
 *** Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
**** Total returns would have been lower had the adviser not reduced its advisory fee and/or borne other operating expenses.

   + Periods less than one year are not annualized.

  ++ The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.

 +++ Computed on an annualized basis.

                                                INVESTMENT GRADE BOND FUND
                                           ----------------------------------
                                                 NINE MONTHS         JAN. 2**
                                                    ENDED               TO
                                                 SEPTEMBER 30*       DEC. 31,
                                                     1998               1997
                                           ---------------      -------------
Net asset value, beginning of period....     $       10.59      $       10.00
                                             -------------      -------------
Income from investment operations--
 Net investment income (loss)...........              0.48               0.62***
 Net realized and unrealized gain (loss)
  on investments........................             (0.49)              0.78
                                             -------------      -------------
 Total from investment operations.......             (0.01)              1.40
                                             -------------      -------------
Less distributions--
 Dividends from net investment income...             (0.31)             (0.62)
 Distributions in excess of net
  investment income.....................              0.00              (0.07)
 Distributions from net realized capital
  gains.................................              0.00              (0.12)
                                             -------------      -------------
 Total distributions....................             (0.31)             (0.81)
                                             -------------      -------------
Net asset value, end of period..........     $       10.27      $       10.59
                                             =============      =============
Total return (%)****....................             (0.2)+              14.3+
Net assets, end of period (000).........     $       1,743      $         862
Ratio of operating expenses to average
 net assets (%)++.......................              0.80+++            0.80+++
Ratio of net investment income to
 average net assets (%).................              6.43+++            6.51+++
Portfolio turnover rate (%).............                48+               112+
Without giving effect to voluntary
 expense limitations:
 The ratios of operating expenses to
  average net assets would have
  been (%)..............................              5.25+++           10.95+++
 Net investment income per share would
  have been.............................     $        0.15      $       (0.31)***

-----------
   * The Fund's fiscal year-end changed to September 30 from December 31.
  ** Commencement of investment operations.
 *** Per share net investment income has been determined on the basis of the weighted average number of the shares outstanding during the period. **** Total return would have been lower had the advisor not reduced its advisory fee and/or borne other operating expenses.

   + Periods less than one year are not annualized.

  ++ The advisor has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.

 +++ Computed on an annualized basis.

                                                          SHORT-TERM BOND FUND
                                                         ----------------------
                                                          NINE MONTHS  JAN. 2**
                                                             ENDED        TO
                                                         SEPTEMBER 30* DEC. 31,
                                                             1998        1997
                                                         ------------- --------
Net asset value, beginning of period...................      $9.75      $ 9.70
                                                             -----      ------
Income from investment operations--
 Net investment income.................................       0.42        0.59
 Net realized and unrealized gain (loss)
  on investments.......................................       0.21        0.06
                                                             -----      ------
 Total from investment operations......................       0.63        0.65
                                                             -----      ------
Less distributions--
 Dividends from net investment income..................      (0.42)      (0.60)
                                                             -----      ------
 Total distributions...................................      (0.42)      (0.60)
                                                             -----      ------
Net asset value, end of period.........................      $9.96      $ 9.75
                                                             =====      ======
Total return (%)***....................................        6.6+        6.9+
Net assets, end of period (000)........................      $ 773      $  285
Ratio of operating expenses to average net
 assets (%)****........................................       0.75++      0.75++
Ratio of net investment income to average net
 assets (%)............................................       5.66++      6.04++
Portfolio turnover rate (%)............................         47+         91+
Without giving effect to voluntary expense limitations:
 The ratios of operating expenses to average net assets
  would have been (%)..................................       6.00++     17.77++
 Net investment income per share would have been.......      $0.03      $(1.08)

-----------
   * The Fund's fiscal year-end changed to September 30 from December 31. ** Commencement of investment operations.
 *** Total returns would have been lower had the adviser not reduced its advisory fee and/or borne other operating expenses.
**** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.

   + Periods less than one year are not annualized.

  ++ Computed on an annualized basis.

NOTE: Further information about each Fund's performance is contained in the
      Funds'     annual report to shareholders, which may be obtained without charge.

                                   THE TRUST

  Each Fund is a series of Loomis Sayles Funds (the "Trust"). The Trust is a diversified open-end management investment company organized as a Massachusetts business trust on February 20, 1991. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. Shares are freely transferable and entitle shareholders to receive dividends as determined by the Trust's board of trustees and to cast a vote for each share held at shareholder meetings. The Trust does not generally hold shareholder meetings and will do so only when required by law. Shareholders may call meetings to consider removal of the Trust's trustees.

                      INVESTMENT OBJECTIVES AND POLICIES

LOOMIS SAYLES BOND FUND

  The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

  The Fund seeks to achieve its objective by normally investing substantially all of its assets in fixed income securities, although up to 20% of its total assets may be invested in preferred stocks. At least 65% of the Fund's total assets will normally be invested in bonds. The fixed income securities in which the Fund may invest include corporate securities, securities issued or guaranteed by the U.S. Government or its authorities, agencies or instrumentalities ("U.S. Government Securities"), commercial paper, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations ("CMOs"), asset-backed securities, when-issued securities, real estate investment trusts (REITs), Rule 144A securities, repurchase agreements and convertible securities. The Fund may engage in options and futures transactions, repurchase transactions, foreign currency hedging transactions and swap transactions.

  The Fund may invest any portion of its assets in securities of Canadian issuers, and up to 20% of its total assets in securities of other foreign issuers. The Fund may also invest up to 35% of its total assets in securities of below investment grade quality (commonly known as "junk bonds"). Securities of below investment grade quality are securities rated below the top four rating categories by each major rating agency that has rated the security, including securities in the lowest rating categories, and unrated securities that Loomis Sayles determines to be of comparable quality.

  The percentages of the Fund's assets invested as of September 30, 1998 in securities assigned to the various rating categories by Standard & Poor's and Moody's Investors Service, Inc. ("Moody's") at the time of purchase or, if unrated, determined by Loomis Sayles to be of comparable quality, were as follows:

                                             STANDARD
                                             & POOR'S UNRATED* MOODY'S UNRATED**
                                             -------- -------- ------- ---------
AAA/Aaa.....................................  21.36%    1.55%   17.98%    --
AA/Aa.......................................  11.87%    0.31%   16.14%   0.31%
A/A.........................................   7.22%    0.43%    6.95%   0.78%
BBB/Baa.....................................  24.16%    0.66%   22.73%   0.37%
BB/Ba.......................................  15.27%    5.38%   12.11%   3.24%
B/B.........................................   6.12%     --     15.39%    --
CCC/Caa.....................................   5.59%     --      3.62%    --
CC/Ca.......................................   0.02%     --      0.39%    --
C/C.........................................    --       --       --      --
D...........................................    --       --       --      --

-----------

*Unrated by Standard & Poor's but determined to be of comparable quality by Loomis Sayles.

**Unrated by Moody's but determined to be of comparable quality by Loomis
    Sayles.

LOOMIS SAYLES GLOBAL BOND FUND

  The Fund's investment objective is high total investment return through a combination of high current income and capital appreciation.

  The Fund seeks to achieve its objective by investing primarily in investment grade fixed income securities denominated in various currencies, including U.S. dollars, or in multicurrency units. Under normal conditions, the Fund will invest at least 65% of its total assets in fixed income securities of issuers from at least three countries, which may include the United States, and no more than 40% of its total assets in issuers headquartered in any one country. However, up to 100% of the Fund's total assets may be denominated in U.S. dollars. The Fund may also invest up to 20% of its total assets in securities of below investment grade quality (commonly known as "junk bonds"). The fixed income securities in which the Fund may invest include corporate securities, U.S. Government Securities, commercial paper, zero coupon securities, mortgage-backed securities, CMOs, asset-backed securities, when-issued securities, Rule 144A securities, repurchase agreements and convertible securities. The Fund may engage in options and futures transactions, repurchase transactions, foreign currency hedging transactions and swap transactions.

  The percentages of the Fund's assets invested as of September 30, 1998 in securities assigned to the various rating categories by Standard & Poor's and Moody's Investors Service, Inc. ("Moody's") at the time of purchase or, if unrated, determined by Loomis Sayles to be of comparable quality, were as follows:

                                             STANDARD
                                             & POOR'S UNRATED* MOODY'S UNRATED**
                                             -------- -------- ------- ---------
   AAA/Aaa..................................  50.05%   11.15%   43.24%   10.63%
   AA/Aa....................................   2.72%     --     10.66%     --
   A/A......................................   3.15%     --      3.10%     --
   BBB/Baa..................................  11.67%    1.34%   12.53%    1.32%
   BB/Ba....................................   9.15%    8.71%    6.74%    6.88%
   B/B......................................   2.06%     --      4.89%     --
   CCC/Caa..................................    --       --       --       --
   C/Ca.....................................    --       --       --       --
   C/C......................................    --       --       --       --
   D........................................    --       --       --       --

-----------

*Unrated by Standard & Poor's but determined to be of comparable quality by Loomis Sayles.

**Unrated by Moody's but determined to be of comparable quality by Loomis
    Sayles.

LOOMIS SAYLES INTERMEDIATE MATURITY BOND FUND

  The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

  The Fund seeks to achieve its objective by normally investing at least 90% of its total assets in fixed income securities of investment grade quality and to maintain an average dollar weighted maturity of between three and ten years. For purposes of the 90% test, a security will be treated as being of investment grade quality if it is rated by at least one major rating agency in one of its top four rating categories at the time of purchase or, if unrated, is determined by Loomis Sayles to be of comparable quality. The Fund may also invest up to 10% of its total assets in fixed income securities of below investment grade quality (commonly known as "junk bonds"). The fixed income securities in which the Fund may invest include corporate securities, U.S. Government Securities, commercial paper, zero coupon securities, mortgage-backed securities, CMOs, asset-backed securities, when-issued securities, REITs, Rule 144A securities, repurchase agreements and convertible securities. The Fund may engage in options and futures transactions, repurchase transactions, foreign currency hedging transactions, swap transactions, and securities lending. The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of other foreign issuers.

  The percentages of the Fund's assets invested as of September 30, 1998 in securities assigned to the various rating categories by Standard & Poor's and Moody's Investors Service, Inc. ("Moody's") at the time of purchase or, if unrated, determined by Loomis Sayles to be of comparable quality, were as follows:

                                             STANDARD
                                             & POOR'S UNRATED* MOODY'S UNRATED**
                                             -------- -------- ------- ---------
AAA/Aaa.....................................  21.55%    2.06%   20.37%    --
AA/Aa.......................................     --      --      2.34%    --
A/A.........................................  13.63%     --      5.40%    --
BBB/Baa.....................................  54.30%     --     54.68%    --
BB/Ba.......................................   6.40%     --     11.82%    --
B/B.........................................   2.05%     --      5.40%    --
CCC/Caa.....................................     --      --       --      --
C/Ca........................................     --      --       --      --
C/C.........................................     --      --       --      --
D...........................................     --      --       --      --

-----------

*Unrated by Standard & Poor's but determined to be of comparable quality by Loomis Sayles.

**Unrated by Moody's but determined to be of comparable quality by Loomis
    Sayles.

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

  The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

  The Fund seeks to achieve its objective by normally investing at least 65% of its total assets in fixed income securities of investment grade quality. Up to 20% of the Fund's total assets may be invested in preferred stocks. The Fund may also invest up to 10% of its total assets in fixed income securities of below investment grade quality (commonly known as "junk bonds"). The fixed income securities in which the Fund may invest include corporate securities, U.S. Government Securities, commercial paper, zero coupon securities, mortgage-backed securities, CMOs, asset-backed securities, when-issued securities, REITs, Rule 144A securities, repurchase agreements and convertible securities. The Fund may engage in options and futures transactions, repurchase transactions, foreign currency hedging transactions, swap transactions and securities lending. The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in the securities of other foreign issuers.

  The percentages of the Fund's assets invested as of September 30, 1998 in securities assigned to the various rating categories by Standard & Poor's and

Moody's Investors Service, Inc. ("Moody's") at the time of purchase or, if unrated, determined by Loomis Sayles to be of comparable quality, were as follows:

                                             STANDARD
                                             & POOR'S UNRATED* MOODY'S UNRATED**
                                             -------- -------- ------- ---------
AAA/Aaa.....................................  10.46%     --      5.97%    --
AA/Aa.......................................  17.61%     --     19.05%    --
A/A.........................................  15.66%    1.15%   13.35%   2.96%
BBB/Baa.....................................  43.94%    3.70%   35.99%    --
BB/Ba.......................................   3.39%    2.42%   18.21%   1.23%
B/B.........................................    --       --      1.88%    --
CCC/Caa.....................................   1.65%     --      1.35%    --
CC/Ca.......................................    --       --       --      --
C/C.........................................    --       --       --      --
D...........................................    --       --       --      --

-----------

*Unrated by Standard & Poor's but determined to be of comparable quality by Loomis Sayles.

**Unrated by Moody's but determined to be of comparable quality by Loomis
    Sayles.

LOOMIS SAYLES SHORT-TERM BOND FUND

  The Fund's investment objective is high total investment return through a combination of current income and capital appreciation with relatively low fluctuation in net asset value.

  The Fund seeks to achieve its objective by normally investing substantially all of its assets in fixed income securities, although up to 20% of its total assets may be invested in non-convertible preferred stock. At least 65% of the Fund's total assets will normally be invested in bonds with a remaining maturity of 5 years or less. The Fund may invest up to 20% of its total assets in securities of foreign issuers. The Fund may also invest up to 20% of its total assets in securities of below investment grade quality (commonly known as "junk bonds"). The fixed income securities in which the Fund may invest include corporate securities, U.S. Government Securities, commercial paper, zero coupon securities, mortgage-backed securities, CMOs, asset-backed securities, when-issued securities, REITs, Rule 144A securities, repurchase agreements and convertible securities. The Fund may engage in options and futures transactions, repurchase transactions, foreign currency hedging transactions and swap transactions.

  In an effort to minimize fluctuations in market value, the Fund is expected to maintain an average dollar-weighted maturity of between one and three years.

  The percentages of the Fund's assets invested as of September 30, 1998 in securities assigned to the various rating categories by Standard & Poor's and Moody's Investors Service, Inc. ("Moody's") at the time of purchase or, if unrated, determined by Loomis Sayles to be of comparable quality, were as follows:

                                             STANDARD
                                             & POOR'S UNRATED* MOODY'S UNRATED**
                                             -------- -------- ------- ---------
AAA/Aaa.....................................  37.07%   18.26%   53.38%    --
AA/Aa.......................................    --       --      4.01%    --
A/A.........................................  12.27%    2.14%   13.12%    --
BBB/Baa.....................................  23.30%     --     20.59%    --
BB/Ba.......................................   5.32%     --      8.90%    --
B/B.........................................   1.65%     --       --      --
CCC/Caa.....................................    --       --       --      --
C/Ca........................................    --       --       --      --
C/C.........................................    --       --       --      --
D...........................................    --       --       --      --

-----------

*Unrated by Standard & Poor's but determined to be of comparable quality by Loomis Sayles.

**Unrated by Moody's but determined to be of comparable quality by Loomis
    Sayles.

ALL FUNDS

  For temporary defensive purposes, each Fund may invest any portion of its assets in fixed income securities, cash or any other securities deemed appropriate by Loomis Sayles.

  Except for each Fund's investment objective, and any investment policies that are identified as "fundamental," all of the investment policies of each Fund may be changed without a vote of Fund shareholders.

                 MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS
                            AND RISK CONSIDERATIONS

DEBT AND OTHER FIXED INCOME SECURITIES

  Each of the Funds may invest in fixed income securities of any maturity, although the Short-Term Bond Fund expects to maintain an average dollar weighted maturity of less than three years, and the Intermediate Maturity Bond Fund expects to maintain an average dollar weighted maturity of between three and ten years. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private issuers. Because interest rates vary, it is impossible to predict the income of a Fund that invests in fixed income securities for any particular period. The net asset value of such a Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

  Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest.

U.S. GOVERNMENT SECURITIES

  U.S. Government Securities have different kinds of government support. For example, some U.S. Government Securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government Securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States.

  Although U.S. Government Securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government Securities do go up and down as interest rates change. Thus, for example, the value of an investment in a Fund that holds U.S. Government Securities may fall during times of rising interest rates. Yields on U.S. Government Securities tend to be lower than those on corporate securities of comparable maturities.

  Some U.S. Government Securities, such as Government National Mortgage Association Certificates ("GNMA"), are known as "mortgage-backed" securities. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government Securities are passed through to the holders of the security. If a Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities.

  In addition to investing directly in U.S. Government Securities, the Funds may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government Securities. These investment instruments may be highly volatile.

LOWER RATED FIXED INCOME SECURITIES

  Each Fund may invest a portion of its total assets in securities rated below investment grade (commonly referred to as "junk bonds"). The Bond Fund may invest up to 35%, the Global Bond and Short-Term Bond Funds each may invest up to 20%, the Investment Grade Bond and Intermediate Maturity Bond Funds each may invest up to 10% of its total assets in such securities. For purposes of the foregoing percentages, a security will be treated as being of investment grade quality if at the time a Fund acquires it at least one major rating agency has rated the security in its top four rating categories (even if another such agency has issued a lower rating), or if the security is unrated but Loomis Sayles determines it to be of investment grade quality. Lower rated fixed income securities generally provide higher yields, but are subject to greater credit and market risk, than higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a Fund investing in lower rated fixed income securities may be more dependent on Loomis Sayles' own credit analysis than is the case with higher quality bonds. The market for lower rated fixed income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the valuation and sale of these securities more difficult. Securities in the lowest rating categories may be in poor standing or in default. Securities in the lowest investment grade category (BBB or Baa) have some speculative characteristics.

  For more information about the ratings services' descriptions of the various rating categories, see Appendix A.

COMMON STOCKS AND OTHER EQUITY SECURITIES

  Common stocks and similar equity securities, such as warrants and convertibles, are volatile and more risky than some other forms of investment. The value of an investment in a Fund that invests in equity securities may sometimes decrease. Equity securities of companies with relatively small market capitalization may be more volatile than the securities of larger, more established companies and than the broad equity market indexes.

ZERO COUPON SECURITIES

  Each Fund may invest in "zero coupon" fixed income securities. These securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. A Fund investing in zero coupon securities is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus the Fund may have to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity.

MORTGAGE-BACKED SECURITIES

  Each Fund may invest in mortgage-backed securities, such as GNMA or Fannie Mae certificates, which differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If a Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

STRIPPED MORTGAGE-BACKED SECURITIES

  Each Fund may invest in interest-only and principal-only classes of mortgage-backed securities ("IOs" and "POs"). The yield to maturity on an IO or PO is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

  The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund's ability to buy or sell those securities at any particular time.

COLLATERALIZED MORTGAGE OBLIGATIONS

  Each Fund may invest in CMOs. A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture.

CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, the early retirement of a particular class or series of CMOs held by a Fund could involve the loss of any premium the Fund paid when it acquired the investment and could result in the Fund's reinvesting the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

ASSET-BACKED SECURITIES

  Each Fund may invest in asset-backed securities. Through the use of trusts and special purpose corporations, automobile and credit card receivables are securitized in pass-through structures similar to mortgage pass-through structures or in a pass-through structure similar to the CMO structure. Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

WHEN-ISSUED SECURITIES

  Each Fund may purchase securities on a "when-issued" basis. This means that the Fund will enter into a commitment to buy the security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If a Fund has outstanding obligations to buy when-issued securities, it will maintain liquid assets in a segregated account at its custodian bank in an amount sufficient to satisfy these obligations.

CONVERTIBLE SECURITIES

  Convertible securities include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity security, however, so that when the price of the underlying equity security falls, the decline in the price of the convertible security may sometimes be less substantial than that of the underlying equity security. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. The Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. Because conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

REAL ESTATE INVESTMENT TRUSTS

  REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, risks of default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and failing to maintain their exemptions from registration under the Investment Company Act of 1940 (the "1940 Act").

  Investment in REITs involves risk similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger securities.

RULE 144A SECURITIES

  Each Fund may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid.

FOREIGN SECURITIES

  Each Fund may invest in securities of issuers organized or headquartered outside the United States ("foreign securities"). The Short-Term Bond Fund will not purchase a foreign security if, as a result, the Fund's holdings of foreign securities would exceed 20% of the Fund's total assets. The Bond, Intermediate Maturity Bond and Investment Grade Bond Funds may each invest any portion of its assets in securities of Canadian issuers, but will not purchase foreign securities other than those of Canadian issuers if, as a result, such Fund's holdings of non-U.S. and non-Canadian securities would exceed 20% of the Fund's total assets.

  Although investing in foreign securities may increase a Fund's diversification and reduce portfolio volatility, foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

  A Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

  Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund investing in these securities may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations or foreign withholding taxes. Changes in the value relative to the U.S. dollar of a foreign currency in which a Fund's holdings are denominated will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

  In addition, although part of a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

  In determining whether to invest assets of the Funds in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce a Fund's net income available for distribution to shareholders.

FOREIGN CURRENCY HEDGING TRANSACTIONS

  The Funds may engage in foreign currency exchange transactions to protect the value of specific portfolio positions or in anticipation of changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. For example, to protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (that is, cash) basis at the prevailing spot rate. If conditions warrant, the Funds may also enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Funds might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options, and will be treated as illiquid assets. The Funds may not be able to dispose of over-the-counter options readily.

  Foreign currency transactions involve costs and may result in losses.

SWAP TRANSACTIONS

  The Funds may enter into interest rate or currency swaps. The Funds will enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. The Fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counter party enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty were to default on its obligations.

OPTIONS AND FUTURES TRANSACTIONS

  The Funds may buy, sell or write options on securities, securities indexes, currencies or futures contracts and may buy and sell futures contracts on securities, securities indexes or currencies. The Funds may engage in these transactions either for the purpose of enhancing investment return, or to hedge against changes in the value of other assets that the Funds own or intend to acquire. Options and futures fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

  Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the

"buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If a Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option.

  A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by a Fund exceeds (or is less than) the price of the offsetting purchase, the Fund will realize a gain (or loss).

  The value of options purchased by a Fund and futures contracts held by a Fund may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in a Fund's portfolio. All transactions in options and futures involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. When a Fund writes a call option or sells a futures contract without holding the underlying securities, currencies or futures contracts, its potential loss is unlimited. The Fund will be required, however, to set aside with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options and futures contracts.

  The successful use of options and futures will usually depend on Loomis Sayles' ability to forecast stock market, currency or other financial market movements correctly. The Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange traded options also depends on the availability of a liquid secondary market to enable a Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of options that are not traded on an exchange ("over-the-counter" options), a Fund is at risk that the other party to the transaction will default on its obligations, or will not permit a Fund to terminate the transaction before its scheduled maturity. As a result of these characteristics, each Fund will treat most over-the-counter options (and the assets it segregates to cover its obligations thereunder) as illiquid.

  The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than are the U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" above.

REPURCHASE AGREEMENTS

  Each Fund may invest in repurchase agreements. In repurchase agreements, a Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for a Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.

SECURITIES LENDING

  The Intermediate Maturity Bond and Investment Grade Bond Funds may lend their portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33 1/3% of the Fund's total assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees.

  Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower defaults on its obligation and the Fund is delayed or prevented from recovering the collateral.

YEAR 2000

  Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000. Should any of the computer systems employed by the Funds' major service providers fail to process this type of information properly, that could have a negative impact on the Funds' operations and the services that are provided to the Funds' shareholders. Loomis Sayles and the Distributor have each advised the Funds that they are reviewing all of their computer systems with the goal of modifying or replacing such systems prior to January 1, 2000, to the extent necessary to foreclose any such negative impact. In addition, Loomis Sayles has been advised by the Funds' custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this prospectus, the Funds and Loomis Sayles have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the portfolio securities held by the Funds may be adversely affected by the inability of the securities' issuers or of third parties to process this type of information properly.

                         THE FUNDS' INVESTMENT ADVISER

  The Funds' investment adviser is Loomis Sayles, One Financial Center, Boston, Massachusetts 02111. Founded in 1926, Loomis Sayles is one of the country's oldest and largest investment firms. The general partner of Loomis Sayles is a special purpose corporation that is an indirect wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies' managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("Met Life"), a mutual life insurance company. Nvest Companies' advising general partner, Nvest, L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest L.P.

  In addition to selecting and reviewing the Funds' investments, Loomis Sayles provides executive and other personnel for the management of the Funds. The Funds' board of trustees supervises Loomis Sayles' conduct of the affairs of the Funds.

  As of October 31, 1998, Charles Schwab & Co. Inc. owned 48%, 40%, 55%, and 27% of the Bond Fund, Global Bond Fund, Intermediate Maturity Bond Fund, and Investment Grade Bond Fund, respectively. As of October 31, 1998, Hawaii Sheet Metal Workers Health & Welfare Fund owned 26% of the Intermediate Maturity Bond Fund. As of October 31, 1998, Loomis Sayles & Company, L.P. owned 26% of the Investment Grade Bond Fund. Shareholders holding more than 25% of a Fund's shares may be deemed to control the relevant Fund.

  Daniel J. Fuss, President of the Trust and Executive Vice President of Loomis Sayles, has served as the portfolio manager of the Bond Fund since its commencement of investment operations in 1991 and as the portfolio manager of the Investment Grade Bond Fund since its commencement of investment operations in 1997. Kathleen C. Gaffney, Vice President of the Trust and Loomis Sayles, has served as associate portfolio manager of the Bond Fund since October 1997. E. John deBeer, Vice President of the Trust and of Loomis Sayles, has served as the portfolio manager of the Global Bond Fund since its commencement of investment operations in 1991. Anthony J. Wilkins, Vice President of the Trust and of Loomis Sayles, has served as the portfolio manager of the Intermediate Maturity Bond Fund since its commencement of investment operations in 1997. John Hyll, Vice President of the Trust and of Loomis Sayles, has served as the portfolio manager of the Short-Term Bond Fund since its commencement of investment operations in 1992. Curt A. Mitchell, Vice President of Loomis Sayles, has served as a portfolio manager of the Short-Term Bond Fund since October 1998. Each of the foregoing, except Mr. Mitchell, has been employed by Loomis Sayles for at least five years. Before joining Loomis Sayles in 1995, Mr. Mitchell was a portfolio manager at Firstar Investment & Management Company.

                                 FUND EXPENSES

  Each Fund pays Loomis Sayles a monthly investment advisory fee at the following annual percentage rates of the Fund's average daily net assets:

   FUND                                                                   RATE
   ----                                                                   ----
   Bond.................................................................. .60%
   Global Bond........................................................... .60%
   Intermediate Maturity Bond............................................ .40%
   Investment Grade Bond................................................. .40%
   Short-Term Bond....................................................... .25%*

* Loomis Sayles has voluntarily agreed until December 31, 1999 to waive its Management Fees.

  In addition to the investment advisory fee, each Fund pays all expenses not expressly assumed by Loomis Sayles, including taxes, brokerage commissions, fees and expenses of registering or qualifying the Fund's shares under federal and state securities laws, fees of the Fund's custodian, transfer agent, independent accountants and legal counsel, expenses of shareholders' and trustees' meetings, expenses of preparing, printing and mailing prospectuses to existing shareholders and fees of trustees who are not directors, officers or employees of Loomis Sayles or its affiliated companies.

  Loomis Sayles has voluntarily agreed, for an indefinite period, to reduce its advisory fees and/or bear other Fund expenses to the extent necessary to limit Fund total annual operating expenses of the Retail Class of shares of each of the following Funds to the following annual percentage rate of the Fund's average daily net assets:

   FUND                                                                    RATE
   ----                                                                    ----
   Bond................................................................... 1.00%
   Global Bond............................................................ 1.15%
   Intermediate Maturity Bond.............................................  .80%
   Investment Grade Bond..................................................  .80%

  In the case of the Short-Term Bond Fund, Loomis Sayles has voluntarily agreed until December 31, 1999 to waive its advisory fees and bear other Fund expenses to the extent necessary to limit the total annual operating expenses of the Institutional Class shares to .50%.

  Loomis Sayles may change or terminate these voluntary arrangements at any time, but the Funds' Prospectus would be supplemented to describe the change.

  Under a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act, each of the Funds pays the Distributor, a subsidiary of Loomis Sayles, a monthly distribution fee at an annual rate not to exceed 0.25% of the Fund's average net assets attributable to the Retail Class shares. The Distributor may pay all or any portion of the distribution fee to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares of the Funds, or for providing personal services to investors in Retail Class shares of the Funds and/or the maintenance of accounts, and may retain all or any portion of the distribution fee as compensation for the Distributor's services as principal underwriter of the Retail Class shares of the Funds.

  Loomis Sayles may pay certain broker-dealers and financial intermediaries whose customers own shares of the Funds a continuing fee in an amount of up to
 .25% annually of the value of Fund shares held for those customers' accounts. These fees are paid by Loomis Sayles out of its own assets and are not assessed against the Funds.

                            PORTFOLIO TRANSACTIONS

  Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the Funds' assets. The Funds anticipate that their portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may involve higher costs and higher levels of taxable gains.

                            HOW TO PURCHASE SHARES

  An investor may make an initial purchase of shares of any Fund by submitting a completed application form and payment to:

      Boston Financial Data Services
      P.O. Box 8314
      Boston, Massachusetts 02266-8314
      Attn: Loomis Sayles Funds

  The minimum initial investment for Retail Class of the Funds' shares ("Retail Shares") is $25,000 in that Fund. This minimum initial investment does not apply to purchases through financial intermediaries including, but not limited to, certain financial advisers, broker dealers, 401(k) alliances, wrap programs, no transaction fee programs, bank trust departments, financial consultants and insurance companies. The minimum investment may be waived in whole or in part by Loomis Sayles in its sole discretion. Subsequent investments must be at least $50.

  Shares of any Fund may be purchased by (i) cash, (ii) exchanging Retail Class shares of any Fund (or any other series of Loomis Sayles Funds which offers Retail Class shares), provided the value of the shares exchanged meets the investment minimum of the Fund into which the exchange is made,
(iii) exchanging securities on deposit with a custodian acceptable to Loomis Sayles or (iv) a combination of such securities and cash. Loomis Sayles will not approve the acceptance of securities in exchange for shares of any Fund unless (1) Loomis Sayles, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund can be resold by the Fund without restriction under the Securities Act of 1933, as amended (the "Securities Act") or otherwise; and (3) the securities are eligible to be acquired under the Fund's investment policies and restrictions. No investor owning 5% or more of a Fund's shares may purchase additional shares of that Fund by exchange of securities. In all cases Loomis Sayles reserves the right to reject any securities that are proposed for exchange. Securities accepted by Loomis Sayles in exchange for Fund shares will be valued in the same manner as the Fund's assets as described below as of the time of the Fund's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. An investor who wishes to purchase shares by exchanging securities should obtain instructions by calling 800-633-3330, option 5.

  All purchases made by check should be in U.S. dollars and made payable to State Street Bank and Trust Company. Third party checks will not be accepted. When purchases are made by check or periodic account investment, redemption will not be allowed until the investment being redeemed has been in the account for 15 calendar days.

  Upon acceptance of an investor's order, Boston Financial Data Services, Inc. ("BFDS"), the shareholder servicing agent for State Street Bank and Trust Company ("State Street Bank"), opens an account, applies the payment to the purchase of full and fractional Fund shares and mails a statement of the account confirming the transaction.

  After an account has been established, an investor may send subsequent investments at any time directly to BFDS at the above address. The remittance must be accompanied by either the account identification slip detached from a statement of account or a note containing sufficient information to identify the account, i.e., the Fund name and the investor's account number or name and social security number.

  Subsequent investments can also be made by federal funds wire. Investors should instruct their banks to wire federal funds to State Street Bank and Trust Company, ABA #011000028. The text of the wire should read as follows:
"$    amount, STATE STREET BOS ATTN Mutual Funds. Credit Fund (Fund Name and
Retail Class), DDA #9904-622-9, Account Name, Account Number." A bank may charge a fee for transmitting funds by wire.

  Each Fund and the Distributor reserve the right to reject any purchase order, including orders in connection with exchanges, for any reason which the Fund or the Distributor in its sole discretion deems appropriate. Although the Funds do not presently anticipate that they will do so, each Fund reserves the right to suspend or change the terms of the offering of its shares.

  The price an investor pays will be the per share net asset value next calculated after a proper investment order is received by the Trust's transfer or other agent or subagent. Shares of each Fund are sold with no sales charge. The net asset value of each Fund's shares is calculated once daily as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading, by dividing the Fund's net assets by the number of shares outstanding. Portfolio securities are valued at their market value as more fully described in the Statement of Additional Information.

  The Distributor may accept telephone orders from broker-dealers who have been previously approved by the Distributor. It is the responsibility of such broker-dealers to promptly forward purchase or redemption orders to the Distributor. Although there is no sales charge imposed by the Fund or the

Distributor, broker-dealers may charge the investor a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealer and not remitted to the Fund.

  Each Fund also offers an Institutional Class of shares that, except for the Loomis Sayles Bond Fund, has a $1 million minimum investment for certain investors and bears lower expenses. The minimum investment for the Institutional Class of shares of the Loomis Sayles Bond Fund is $25,000. Because of its lower expenses, the Institutional Class of shares of each Fund is expected to have a higher total return than the Retail Class of shares.

  The Loomis Sayles Bond Fund also offers an Admin Class of shares that is offered exclusively through intermediaries, who will be the record owners of the shares. Because of its lower expenses, the Retail Class of shares of the Loomis Sayles Bond Fund is expected to have a higher total return than the Admin Class of shares.

                             SHAREHOLDER SERVICES

  The Funds offer the following shareholder services, which are more fully described in the Statement of Additional Information. Explanations and forms are available from BFDS. Telephone redemption and exchange privileges will be established automatically when an investor opens an account unless an investor elects on the application to decline the privileges. Other privileges must be specifically elected. A signature guarantee will be required to establish a privilege after an account is opened.

  FREE EXCHANGE PRIVILEGE. Retail Class shares of any Fund may be exchanged for Retail Class shares of any other Fund (or any other fund that is a series of Loomis Sayles Funds and that offers Retail Class shares) or for shares of certain money market funds advised by New England Funds Management, L.P., an affiliate of Loomis Sayles, provided the value of the shares exchanged meets the investment minimum of that Fund. Exchanges may be made by written instructions or by telephone, unless an investor elected on the application to decline telephone exchange privileges. The exchange privilege should not be viewed as a means for taking advantage of short-term swings in the market, and the Funds reserve the right to terminate or limit the privilege of any shareholder who makes more than four exchanges in any calendar year. The Funds may terminate or change the terms of the exchange privilege at any time, upon 60 days' notice to shareholders. An exchange is a taxable event for federal income tax purposes in which a gain or loss would be realized by an investor that is subject to federal income taxation.

  RETIREMENT PLANS. The Funds' shares may be purchased by all types of tax-deferred retirement plans. Loomis Sayles makes available retirement plan forms for IRAs.

  SYSTEMATIC WITHDRAWAL PLAN. If the value of an account is at least $25,000, an investor may have periodic cash withdrawals automatically paid to the investor or any person designated by the investor.

  AUTOMATIC INVESTMENT PLAN. Voluntary monthly investments of at least $50 may be made automatically by pre-authorized withdrawals from an investor's checking account.

                             HOW TO REDEEM SHARES

  An investor can redeem shares by sending a written request to Boston Financial Data Services, Inc., P.O. Box 8314, Boston, Massachusetts 02266. Proceeds from a written request may be sent to the investor in the form of a check. As described below, an investor may also redeem shares by calling BFDS at 800-626-9390. Proceeds resulting from a telephone redemption request can be wired to an investor's bank account or sent by check in the name of the registered owners to their record address.

  The written request must include the name of the Fund, the account number, the exact name(s) in which the shares are registered, and the number of shares or the dollar amount to be redeemed. All owners of the shares must sign the request in the exact names in which the shares are registered (this appears on an investor's confirmation statement) and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity). Shareholders requesting that redemption proceeds be wired to their bank accounts must provide specific wire instructions.

  If (1) an investor is redeeming shares worth more than $50,000, (2) an investor is requesting that the proceeds check be made out to someone other than the registered owners or be sent to an address other than the record address, (3) the account registration has changed within the last 30 days or
(4) an investor is instructing us to wire the proceeds to a bank account not designated on the application, the investor must have his or her signature guaranteed by an eligible guarantor. This requirement may be waived by Loomis Sayles in its sole discretion. Eligible guarantors include commercial banks, trust companies, savings associations, credit unions and brokerage firms that are members of domestic securities exchanges. Before submitting the redemption request, an investor should verify with the guarantor institution that it is an eligible guarantor. Signature guarantees by notaries public are not acceptable.

  When an investor telephones a redemption request, the proceeds are wired to the bank account previously chosen by the investor. A wire fee (currently $5) will be deducted from the proceeds. A telephonic redemption request must be received by BFDS prior to the close of regular trading on the New York Stock Exchange. If an investor telephones a request to BFDS after the Exchange closes or on a day when the Exchange is not open for business, BFDS cannot accept the request and a new one will be necessary. If an investor decides to change the bank account to which proceeds are to be wired, the investor must send in this change in writing with a signature guarantee. Telephonic redemptions may only be made if the investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. Unless an investor indicates otherwise on the account application, BFDS will be authorized to act upon redemption and exchange instructions received by telephone from the investor or any person claiming to act as the investor's representative who can provide BFDS with the investor's account registration and address as it appears on the records of State Street Bank. BFDS will employ these or other reasonable procedures to confirm that instructions communicated by telephone are genuine; the Fund, State Street Bank, BFDS, the Distributor and Loomis Sayles will not be liable for any losses due to unauthorized or fraudulent instructions if these or other reasonable procedures are followed. For information, consult BFDS. In times of heavy market activity, an investor who encounters difficulty in placing a redemption or exchange order by telephone may wish to place the order by mail as described above.

  The redemption price will be the net asset value per share next determined after the redemption request and any necessary special documentation are received by BFDS in proper form.

  Proceeds resulting from a written redemption request will normally be mailed to an investor within seven days after receipt of the investor's request in good order. Telephonic redemption proceeds will normally be wired to an investor's bank on the first business day following receipt of a proper redemption request. If an investor purchased shares by check and the check was deposited less than 15 days prior to the redemption request, the Fund may withhold redemption proceeds until the check has cleared.

  The Fund may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

                    CALCULATION OF PERFORMANCE INFORMATION

  The Funds' investment performance may from time to time be included in advertisements about the Funds. "Yield" for each class of shares is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of the class on the last day of that period.

  For purposes of calculating yield, net investment income is calculated in accordance with SEC regulations and may differ from net investment income as determined for financial reporting purposes. SEC regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed income securities. The current dividend rate is based on net investment income as determined for tax purposes, which may not reflect amortization in the same manner.

  "Total return" for the one-, five- and ten-year periods (or for the life of a class, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in a Fund. Total return may also be presented for other periods.

                DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

  The Bond, Intermediate Maturity Bond and Investment Grade Bond Funds declare and pay dividends quarterly; the Global Bond Fund declares and pays its net investment income to shareholders as dividends annually; the Short-Term Bond Fund declares dividends daily and makes payments monthly. Each Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any capital gain distributions are normally made annually, but may, to the extent permitted by law, be made more frequently as deemed advisable by the trustees of the Trust. The Trust's trustees may change the frequency with which the Funds declare or pay dividends.

  Dividends and capital gain distributions will automatically be reinvested in additional shares of the same Fund unless an investor has elected to receive cash. Each Fund intends to qualify as a regulated investment company under the Code. As such, so long as a Fund distributes substantially all its net investment income and net capital gains to its shareholders, the Fund itself does not pay any federal income tax to the extent such income and gains are so distributed. An investor's income dividends and short term capital gain distributions are taxable as ordinary income whether distributed in cash or additional shares. Distributions designated by a Fund as deriving from net gains on securities held for more than one year will be taxable as such (generally at a 20% rate for noncorporate shareholders) whether distributed in cash or additional shares and regardless of how long an investor has owned shares of the Fund.

  A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution of net capital gains, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

  Each Fund is required to withhold 31% of any redemption proceeds (including the value of shares exchanged) and all income dividends and capital gain distributions it pays (1) if an investor does not provide a correct, certified taxpayer identification number, (2) if the Fund is notified that an investor has underreported income in the past, or (3) if an investor fails to certify to the Fund that he or she is not subject to such withholding.

  Dividends derived from interest on U.S. Government Securities may be exempt from state and local taxes.

  State Street Bank will send investors and the IRS an annual statement detailing federal tax information, including information about dividends and distributions paid during the preceding year. An investor should keep this statement as a permanent record. A fee may be charged for any duplicate information requested.

NOTE: The foregoing summarizes certain tax consequences of investing in the Funds. Before investing, an investor should consult his or her own tax adviser for more information concerning federal, foreign, state and local tax consequences of investing in, redeeming or exchanging Fund shares.

                                                                     APPENDIX A

                    DESCRIPTION OF BOND RATINGS ASSIGNED BY
                             STANDARD & POOR'S AND
                        MOODY'S INVESTORS SERVICE, INC.

STANDARD & POOR'S

                                      AAA

  This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                                      AA

  Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                                       A

  Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                      BBB

  Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

                                BB, B, CCC, CC

  Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       C

  The rating C is reserved for income bonds on which no interest is being paid.

                                       D

  Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

                                       R

  This symbol is attached to the ratings of instruments with significant noncredit risks such as risks to principal or volatility of expected returns.

  Plus (+) or Minus (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.

                                      AAA

  Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      AA

  Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

                                       A

  Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

                                      BAA

  Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

                                      BA

  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       B

  Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      CAA

  Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                      CA

  Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                       C

  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Should no rating be assigned by Moody's, the reason may be one of the following:

  1. An application for rating was not received or accepted.

  2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

  3. There is a lack of essential data pertaining to the issue or issuer.

  4. The issue was privately placed in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

INVESTMENT ADVISER Loomis, Sayles &
Company, L.P. One Financial Center Boston,
Massachusetts 02111

DISTRIBUTOR Loomis Sayles Distributors,
L.P. One Financial Center Boston,
Massachusetts 02111

TRANSFER AND DIVIDEND PAYING AGENT AND
CUSTODIAN OF ASSETS State Street Bank and
Trust Company Boston, Massachusetts 02102

SHAREHOLDER SERVICING AGENT FOR STATE
STREET BANK AND TRUST COMPANY Boston
Financial Data Services, Inc. P.O. Box 8314
Boston, Massachusetts 02266

LEGAL COUNSEL Ropes & Gray One
International Place Boston, Massachusetts
02110

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP One Post Office
Square Boston, Massachusetts 02109

[LOGO OF LOOMIS SAYLES FUNDS APPEARS HERE]

 ONE FINANCIAL CENTER . BOSTON, MASSACHUSETTS 02111 . (800) 633-3330

THE LOOMIS SAYLES FUNDS

 ADMIN CLASS SHARES OF:

  LOOMIS SAYLES BOND FUND

  LOOMIS SAYLES SMALL CAP VALUE FUND

PROSPECTUS                                                      JANUARY 1, 1999

THE LOOMIS SAYLES FUNDS--ADMIN CLASS
  Loomis Sayles Bond Fund and Loomis Sayles Small Cap Value Fund (the "Funds" and each a "Fund"), each a series of Loomis Sayles Funds (the "Trust"), are separately managed, no-load mutual funds and each Fund has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each Fund.

  The Funds offer three classes of shares: an Admin Class that is described in this Prospectus and an Institutional Class and a Retail Class that are described in separate prospectuses. This Prospectus concisely describes the information that an investor should know before investing in the Admin Class shares of the Fund. Please read it carefully and keep it for future reference. A Statement of Additional Information (SAI) dated January 1, 1999, as revised from time to time, is available free of charge; write to Loomis Sayles Distributors, L.P. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111 or telephone 800-633-3330. The SAI, which contains more detailed information about the Funds, has been filed with the Securities and Exchange Commission (the "SEC") and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated by reference (legally forms a part of the Prospectus). To obtain more information about the Institutional Class or Retail Class, please call the Distributor toll-free at 800-633-3330, contact your financial intermediary, or visit our Internet Website (http://www.loomissayles.com).

  For information about:                    For all other information about
   .Establishing an account                 the Funds:
   .Account procedures and status           CALL 800-633-3330
   .Exchanges
   .Shareholder services
  CALL 800-626-9390

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HEREIN HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
SUMMARY OF EXPENSES.......................................................   3
FINANCIAL HIGHLIGHTS......................................................   4
THE TRUST.................................................................   6
INVESTMENT OBJECTIVE AND POLICIES.........................................   6
MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISK CONSIDERATIONS.....   8
THE FUNDS' INVESTMENT ADVISER.............................................  18
FUND EXPENSES.............................................................  19
PORTFOLIO TRANSACTIONS....................................................  20
HOW TO PURCHASE SHARES....................................................  20
SHAREHOLDER SERVICES......................................................  21
HOW TO REDEEM SHARES......................................................  22
CALCULATION OF PERFORMANCE INFORMATION....................................  24
DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES...........................  24
APPENDIX A
  DESCRIPTION OF BOND RATINGS.............................................  26

                              SUMMARY OF EXPENSES
               (FOR AN ADMIN CLASS SHARE OF THE INDICATED FUND)

  The following information is provided as an aid in understanding the various expenses that an investor in a Fund will bear indirectly. The information about each Fund shown below is based on expenses for the Funds' first fiscal year. The information below should not be considered a representation of past or future expenses, as actual expenses may be greater or less than those shown. Also, the 5% annual return assumed in the Example should not be considered a representation of investment performance, as actual performance will vary.

                                                                      SMALL CAP
                                                             BOND       VALUE
                                                             FUND       FUND
                                                             ----     ---------
 Shareholder Transaction Expenses:
 Maximum Sales Load Imposed on Purchases (as % of offering
  price)..................................................   none       none
 Maximum Sales Load Imposed on Reinvested Dividends (as %
  of offering price)......................................   none       none
 Maximum Deferred Sales Load (as % of original purchase
  price or redemption proceeds)...........................   none       none
 Redemption Fees/1/.......................................   none       none
 Exchange Fees............................................   none       none
 Annual Fund Operating Expenses (as a percentage of
  average net assets):
 Management Fees..........................................    .60%       .75%
 12b-1 Fees/3/............................................    .25%       .25%
 Administrative Fees/4/...................................    .25%       .25%
 Other Operating Expenses (after expense reimbursement
  where indicated)........................................    .15%/2/    .25%/2/
 Total Fund Operating Expenses (after expense
  reimbursement where indicated)..........................   1.25%/2/   1.50%/2/
 Example:
 An investor would pay the following expenses on a $1,000
  investment assuming a 5% annual return (with or without
  a redemption at the end of each time period):
 One Year.................................................   $ 13       $ 15
 Three Years..............................................   $ 40       $ 47

-----------
/1/A $5 charge applies to any wire transfer of redemption proceeds.

/2/Loomis Sayles has voluntarily agreed, for an indefinite period, to limit the Total Operating Expenses, exclusive of Administrative Fees, of the Admin Class of the Bond Fund and Small Cap Value Fund to 1.00% and 1.25%, respectively. Without this agreement Other Operating Expenses (including 12b-1 and Administrative Fees) and Total Operating Expenses would have been 5.72% and 6.32%, respectively for the Bond Fund and 3.24% and 3.99%, respectively for the Small Cap Value Fund.
/3/Because of the ongoing nature of the 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.
/4/Administrative fees shown represent the maximum amount presently authorized by the Trustees.

                             FINANCIAL HIGHLIGHTS
                    (FOR AN ADMIN CLASS SHARE OF THE FUNDS
                 OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

  The financial highlights tables that follow have been audited by PricewaterhouseCoopers LLP, independent accountants. The following information should be read in conjunction with the financial highlights, financial statements and the notes thereto contained in the Funds' 1998 Annual Report, which is incorporated by reference in this Prospectus and the Statement of Additional Information.

                                                                  BOND FUND
                                                                --------------
                                                                  JANUARY 2*
                                                                      TO
                                                                SEPTEMBER 30**
                                                                     1998
                                                                --------------
 Net asset value, beginning of period.........................      $12.83
                                                                    ------
 Income from investment operations--
 Net investment income (loss).................................        0.47
 Net realized and unrealized gain (loss) on investments.......       (0.62)
                                                                    ------
  Total from investment operations............................       (0.15)
                                                                    ------
 Less distributions--
 Dividends from net investment income.........................       (0.40)
                                                                    ------
  Total distributions.........................................       (0.40)
                                                                    ------
 Net asset value, end of period...............................      $12.28
                                                                    ======
 Total return (%)***..........................................        (1.3)+
 Net assets, end of period (000)..............................      $  630
 Ratio of operating expenses to average net assets (%)****....        1.25++
 Ratio of net investment income to average net assets (%).....        7.45++
 Portfolio turnover rate (%)..................................          24+
 Without giving effect to voluntary expense limitations:
 The ratio of operating expenses to average net assets would
  have been (%)...............................................        6.32++
 Net investment income per share would have been..............      $ 0.15

-----------
   * Commencement of investment operations.
  ** The Fund's fiscal year-end changed to September 30 from December 31. *** Total returns would have been lower had the adviser not reduced its advisory fee and/or borne other operating expenses.
**** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.

   + Periods less than one year are not annualized.

  ++ Computed on an annualized basis.

                                                                  SMALL CAP
                                                                  VALUE FUND
                                                                --------------
                                                                  JANUARY 2*
                                                                      TO
                                                                SEPTEMBER 30**
                                                                     1998
                                                                --------------
 Net asset value, beginning of period.........................      $18.62
                                                                    ------
 Income from investment operations--
 Net investment income (loss).................................        0.03
 Net realized and unrealized gain (loss) on investments.......       (3.11)
                                                                    ------
  Total from investment operations............................       (3.08)
                                                                    ------
 Net asset value, end of period...............................      $15.54
                                                                    ======
 Total return (%)***..........................................       (16.5)+
 Net assets, end of period (000)..............................      $1,046
 Ratio of operating expenses to average net assets (%)****....        1.50++
 Ratio of net investment income to average net assets (%).....        0.95++
 Portfolio turnover rate (%)..................................          78+
 Without giving effect to voluntary expense limitations:
 The ratios of operating expenses to average net assets would
  have been (%)...............................................        3.99++
 Net investment income per share would have been..............      $(0.05)

-----------
   * Commencement of investment operations.
  ** The Fund's fiscal year-end changed to September 30 from December 31. *** Total returns would have been lower had the adviser not reduced its advisory fee and/or borne other operating expenses.
**** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.

   + Periods less than one year are not annualized.

  ++ Computed on an annualized basis.
NOTE: Further information about each Fund's performance is contained in the Funds' 1998 annual reports to shareholders, which may be obtained without charge.

                                   THE TRUST

  Each Fund is a series of the Trust. The Trust is a diversified open-end management investment company organized as a Massachusetts business trust on February 20, 1991. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. Shares are freely transferable and entitle shareholders to receive dividends as determined by the Trust's board of trustees and to cast a vote for each share held at shareholder meetings. The Trust does not generally hold shareholder meetings and will do so only when required by law. Shareholders may call meetings to consider removal of the Trust's trustees.

                       INVESTMENT OBJECTIVE AND POLICIES

LOOMIS SAYLES BOND FUND

  The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

  The Fund seeks to achieve its objective by normally investing substantially all of its assets in fixed income securities, although up to 20% of its total assets may be invested in preferred stocks. At least 65% of the Fund's total assets will normally be invested in bonds. The fixed income securities in which the Fund may invest include corporate securities, securities issued or guaranteed by the U.S. Government or its authorities or instrumentalities ("U.S. Government Securities"), commercial paper, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations ("CMOs"), asset-backed securities, when-issued securities, real estate investment trusts ("REITs"), Rule 144A securities, repurchase agreements and convertible securities. The Fund may engage in options and futures transactions, repurchase transactions, foreign currency hedging transactions and swap transactions.

  The Fund may invest any portion of its assets in securities of Canadian issuers, and up to 20% of its total assets in securities of other foreign issuers. The Fund may also invest up to 35% of its total assets in securities of below investment grade quality (commonly known as "junk bonds"). Securities of below investment grade quality are securities rated below the top four rating categories by each major rating agency that has rated the security, including securities in the lowest rating categories, and unrated securities that Loomis Sayles determines to be of comparable quality.

  The percentages of the Fund's assets invested as of September 30, 1998 in securities assigned to the various rating categories by Standard & Poor's and Moody's Investors Service, Inc. ("Moody's") at the time of purchase or, if unrated, determined by Loomis Sayles to be of comparable quality, were as follows:

                                    STANDARD & POOR'S UNRATED* MOODY'S UNRATED**
                                    ----------------- -------- ------- ---------
   AAA/Aaa.........................       21.36%        1.55%   17.98%    --
   AA/Aa...........................       11.87%        0.31%   16.14%   0.31%
   A/A.............................        7.22%        0.43%    6.95%   0.78%
   BBB/Baa.........................       24.16%        0.66%   22.73%   0.37%
   BB/Ba...........................       15.27%        5.38%   12.11%   3.24%
   B/B.............................        6.12%         --     15.39%    --
   CCC/Caa.........................        5.59%         --      3.62%    --
   CC/Ca...........................        0.02%         --      0.39%    --
   C/C.............................         --           --       --      --
   D...............................         --           --       --      --

-----------

*Unrated by Standard & Poor's but determined to be of comparable quality by Loomis Sayles.

**Unrated by Moody's but determined to be of comparable quality by Loomis
    Sayles.

LOOMIS SAYLES SMALL CAP VALUE FUND

  The Fund's investment objective is long-term capital growth from investments in common stocks or their equivalent.

  The Fund seeks to achieve its objective by investing primarily in equity securities of small capitalization companies with good earnings growth potential that Loomis Sayles believes are undervalued by the market. The Fund will normally invest at least 65% of its total assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index and may invest up to 35% of its total assets in larger companies. Loomis Sayles seeks to build a core small capitalization portfolio of stocks of solid companies with reasonable growth prospects and that are attractively priced in relation to the companies' earnings with a smaller emphasis on special situations and turnarounds (companies that have experienced significant business problems but which Loomis Sayles believes have favorable prospects for recovery), as well as unrecognized stocks. Current income is not a consideration in selecting the Fund's investments. The Fund may invest up to 20% of its total assets in securities of foreign issuers. The Fund may also engage in foreign currency hedging transactions, REITs and Rule 144A securities.

BOTH FUNDS

  For temporary defensive purposes, each Fund may invest any portion of its assets in fixed income securities, cash or any other securities deemed appropriate by Loomis Sayles.

  Except for each Fund's investment objective, and any investment policies that are identified as "fundamental," all of the investment policies of each Fund may be changed without a vote of Fund shareholders.

                 MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS
                            AND RISK CONSIDERATIONS

COMMON STOCKS AND OTHER EQUITY SECURITIES

  Each Fund may invest in common stocks and similar equity securities, such as warrants and convertibles. These securities are volatile and more risky than some other forms of investment. The value of an investment in a Fund that invests in equity securities may sometimes decrease. Equity securities of companies with relatively small market capitalization may be more volatile than the securities of larger, more established companies and than the broad equity market indexes.

WHEN-ISSUED SECURITIES

  Each Fund may purchase securities on a "when-issued" basis. This means that the Fund will enter into a commitment to buy the security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If a Fund has outstanding obligations to buy when-issued securities, it will maintain liquid assets in a segregated account at its custodian bank in an amount sufficient to satisfy these obligations.

CONVERTIBLE SECURITIES

  The Bond Fund may invest in convertible securities which include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity security, however, so that when the price of the underlying equity security falls, the decline in the price of the convertible security may sometimes be less substantial than that of the underlying equity security. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. The Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. Because conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

REAL ESTATE INVESTMENT TRUSTS

  REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, risks of default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and failing to maintain their exemptions from registration under the Investment Company Act of 1940 (the "1940 Act").

  Investment in REITs involves risk similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger securities.

RULE 144A SECURITIES

  Each Fund may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid.

FOREIGN SECURITIES

  Each Fund may invest in securities of issuers organized or headquartered outside the United States ("foreign securities"). The Small Cap Value Fund will not purchase a foreign security if, as a result, the Fund's holdings of foreign securities would exceed 20% of the Fund's total assets. The Bond Fund may invest any portion of its assets in securities of Canadian issuers, but will not purchase foreign securities other than those of Canadian issuers if, as a result, such Fund's holdings of non-U.S. and non-Canadian securities would exceed 20% of the Fund's total assets.

  Although investing in foreign securities may increase a Fund's diversification and reduce portfolio volatility, foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

  A Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

  Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund investing in these securities may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations or foreign withholding taxes. Changes in the value relative to the U.S. dollar of a foreign currency in which a Fund's holdings are denominated will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

  In addition, although part of a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

  In determining whether to invest assets of a Fund in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce a Fund's net income available for distribution to shareholders.

FOREIGN CURRENCY HEDGING TRANSACTIONS

  Each Fund may engage in foreign currency exchange transactions to protect the value of specific portfolio positions or in anticipation of changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. For example, to protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (that is, cash) basis at the prevailing spot rate. If conditions warrant, the Funds may also enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Funds might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options, and will be treated as illiquid assets. The Funds may not be able to dispose of over-the-counter options readily.

  Foreign currency transactions involve costs and may result in losses.

REPURCHASE AGREEMENTS

  The Small Cap Value Fund and the Bond Fund may each invest in repurchase agreements. In repurchase agreements, the Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.

DEBT AND OTHER FIXED INCOME SECURITIES

  The Bond Fund may invest in fixed income securities of any maturity. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private issuers. Because interest rates vary, it is impossible to predict the income of a Fund that invests in fixed income securities for any particular period. The net asset value of such a Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

  Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest.

U.S. GOVERNMENT SECURITIES

  The Bond Fund may invest in U.S. Government Securities. U.S. Government Securities have different kinds of government support. For example, some U.S. Government Securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government Securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States.

  Although U.S. Government Securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government Securities do go up and down as interest rates change. Thus, for example, the value of an investment in a Fund that holds U.S. Government Securities may fall during times of rising interest rates. Yields on U.S. Government Securities tend to be lower than those on corporate securities of comparable maturities.

  Some U.S. Government Securities, such as Government National Mortgage Association Certificates ("GNMA"), are known as "mortgage-backed" securities. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government Securities are passed through to the holders of the security. If the Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities.

  In addition to investing directly in U.S. Government Securities, the Fund may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government Securities. These investment instruments may be highly volatile.

LOWER RATED FIXED INCOME SECURITIES

  The Bond Fund may invest up to 35% of its total assets in securities rated below investment grade (commonly referred to as "junk bonds"). A security will be treated as being of investment grade quality if at the time the Bond Fund acquires it at least one major rating agency has rated the security in its top four rating categories (even if another such agency has issued a lower rating), or if the security is unrated but Loomis Sayles determines it to be of investment grade quality. Lower rated fixed income securities generally provide higher yields, but are subject to greater credit and market risk, than higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a Fund investing in lower rated fixed income securities may be more dependent on Loomis Sayles' own credit analysis than is the case with higher quality bonds. The market for lower rated fixed income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Securities in the lowest rating categories may be in poor standing or in default. Securities in the lowest investment grade category (BBB or Baa) have some speculative characteristics.

  For more information about the ratings services' descriptions of the various rating categories, see Appendix A.

ZERO COUPON SECURITIES

  The Bond Fund may invest in "zero coupon" fixed income securities. These securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. The Fund is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus the Fund may have to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity.

MORTGAGE-BACKED SECURITIES

  The Bond Fund may invest in mortgage-backed securities, such as GNMA or Fannie Mae certificates, which differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If the Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

STRIPPED MORTGAGE-BACKED SECURITIES

  The Bond Fund may invest in interest-only and principal-only classes of mortgage-backed securities ("IOs" and "POs"). The yield to maturity on an IO or PO is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

  The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.

COLLATERALIZED MORTGAGE OBLIGATIONS

  The Bond Fund may invest in CMOs. A CMO is a security backed by a portfolio of mortgages. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, the early retirement of a particular class or series of CMOs held by the Fund could involve the loss of any premium the Fund paid when it acquired the investment and could result in the Fund's reinvesting the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

ASSET-BACKED SECURITIES

  The Bond Fund may invest in asset-backed securities. Through the use of trusts and special purpose corporations, automobile and credit card receivables are securitized in pass-through structures similar to mortgage pass-through structures or in a pass-through structure similar to the CMO structure. Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

SWAP TRANSACTIONS

  The Bond Fund may enter into interest rate or currency swaps. The Fund will enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. The Fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty were to default on its obligations.

OPTIONS AND FUTURES TRANSACTIONS

  The Bond Fund may buy, sell or write options on securities, securities indexes, currencies or futures contracts and may buy and sell futures contracts on securities, securities indexes or currencies. The Fund may engage in these transactions either for the purpose of enhancing investment return, or to hedge against changes in the value of other assets that the Fund owns or intends to acquire. Options and futures fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

  Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If the Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option.

  A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by the Fund exceeds (or is less than) the price of the offsetting purchase, the Fund will realize a gain (or loss).

  The value of options purchased by the Fund and futures contracts held by the Fund may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in the Fund's portfolio. All transactions in options and futures involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. When the Fund writes a call option or sells a futures contract without holding the underlying securities, currencies or futures contracts, its potential loss is unlimited. The Fund will be required, however, to set aside with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options and futures contracts.

  The successful use of options and futures will usually depend on Loomis Sayles' ability to forecast stock market, currency or other financial market movements correctly. The Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange traded options also depends on the availability of a liquid secondary market to enable the Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of options that are not traded on an exchange ("over-the-counter" options), the Fund is at risk that the other party to the transaction will default on its obligations, or will not permit the Fund to terminate the transaction before its scheduled maturity. As a result of these characteristics, the Fund will treat most over-the-counter options (and the assets it segregates to cover its obligations thereunder) as illiquid.

  The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than are the U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" above.

YEAR 2000

  Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000. Should any of the computer systems employed by the Funds' major service providers fail to process this type of information properly, that could have a negative impact on the Funds' operations and the services that are provided to the Funds' shareholders. Loomis Sayles and the Distributor have each advised the Funds that they are reviewing all of their computer systems with the goal of modifying or replacing such systems prior to January 1, 2000, to the extent necessary to foreclose any such negative impact. In addition, Loomis Sayles has been advised by the Funds' custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this prospectus, the Funds and Loomis Sayles have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the portfolio securities held by the Funds may be adversely affected by the inability of the securities' issuers or of third parties to process this type of information properly.

                         THE FUNDS' INVESTMENT ADVISER

  The Funds' investment adviser is Loomis Sayles, One Financial Center, Boston, Massachusetts 02111. Founded in 1926, Loomis Sayles is one of the country's oldest and largest investment firms. The general partner of Loomis Sayles is a special purpose corporation that is an indirect wholly-owned subsidiary of Nvest Company, L.P. ("Nvest Companies"). Nvest Companies' managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("Met Life"), a mutual life insurance company. Nvest Companies' advising general partner, Nvest, L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest L.P.

  In addition to selecting and reviewing the Fund's investments, Loomis Sayles provides executive and other personnel for the management of the Funds. The Trust's board of trustees supervises Loomis Sayles' conduct of the affairs of the Funds.

  As of October 31, 1998, Charles Schwab & Co. Inc. owned 48% of the Bond Fund. Shareholders holding more than 25% of a Fund's shares may be deemed to control the relevant Fund.

  Daniel J. Fuss, President of the Trust and Executive Vice President of Loomis Sayles, has served as the portfolio manager of the Bond Fund since its commencement of investment operations in 1991. Kathleen C. Gaffney, Vice President of Loomis Sayles, has served as associate portfolio manager of the Bond Fund since October, 1997. Mr. Fuss and Ms. Gaffney joined Loomis Sayles in 1976 and 1984, respectively.

  Jeffrey C. Petherick, Vice President of the Trust and of Loomis Sayles, has served as a portfolio manager of the Small Cap Value Fund since 1993, and Mary
C. Champagne, Vice President of the Trust and of Loomis Sayles, has served as a portfolio manager of the Small Cap Value Fund since 1995. Mr. Petherick joined Loomis Sayles in 1990. Before joining Loomis Sayles in 1993, Ms. Champagne was a portfolio manager at NBD Bank.

                                 FUND EXPENSES

  The Bond Fund pays Loomis Sayles an annual investment advisory fee of .60% of the Fund's average daily net assets. The Small Cap Value Fund pays Loomis Sayles an annual investment advisory fee of .75% of the Fund's average daily net assets. Such investment advisory fees are paid monthly. In addition to the investment advisory fee, each Fund pays all expenses not expressly assumed by Loomis Sayles, including taxes, brokerage commissions, fees and expenses of registering or qualifying the Fund's shares under federal and state securities laws, fees of the Fund's custodian, transfer agent, independent accountants and legal counsel, expenses of shareholders' and trustees' meetings, 12b-1 fees, administrative fees, expenses of preparing, printing and mailing prospectuses to existing shareholders and fees of trustees who are not directors, officers or employees of Loomis Sayles or its affiliated companies.

  Loomis Sayles has voluntarily agreed, for an indefinite period, to reduce its advisory fees and/or bear other Fund expenses to the extent necessary to limit Fund total annual operating expenses of the Admin Class of shares of each Fund to the following annual percentage rate of the Fund's average daily net assets:

   FUND                                                                    RATE
   ----                                                                    -----
   Bond................................................................... 1.00%
   Small Cap Value........................................................ 1.25%

  Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, each of the Funds pays the Distributor, a subsidiary of Loomis Sayles, a monthly distribution fee at an annual rate not to exceed 0.25% of the Fund's average daily net assets attributable to the Admin Class shares. The Distributor may pay all or any portion of the distribution fee to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares of the Funds, or for providing personal services to investors in Admin Class shares of the Funds and/or the maintenance of accounts, and may retain all or any portion of the distribution fee as compensation for the Distributor's services as principal underwriter of the Admin Class shares of the Funds.

  Each of the Funds may also pay an "administrative fee" at an annual rate of up to 0.25% of its average daily net assets attributable to the Admin Class to certain securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who are shareholders of the Funds. Loomis Sayles may also pay these parties a continuing fee at an annual rate of up to 0.25% of the value of Fund shares held for those customers' accounts, which fees are paid by Loomis Sayles out of its own assets and are not assessed against the Funds.

                            PORTFOLIO TRANSACTIONS

  Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the Funds' assets. The Funds anticipate that their portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may involve higher costs and higher levels of taxable gains.

                            HOW TO PURCHASE SHARES

  An intermediary may make an initial purchase of shares of any Fund by submitting a completed application form and payment to:

      Boston Financial Data Services
      P.O. Box 8314
      Boston, Massachusetts 02266-8314
      Attn: Loomis Sayles Funds

  Shares of the Fund may be purchased exclusively through intermediaries, who will be the record owner of the shares. The intermediary may purchase shares by paying cash or by exchanging Admin Class shares of any Fund.

  All purchases made by check should be in U.S. dollars and made payable to State Street Bank and Trust Company. Third party checks will not be accepted. When purchases are made by check or periodic account investment, redemption will not be allowed until the investment being redeemed has been in the account for 15 calendar days.

  Upon acceptance of an order, Boston Financial Data Services ("BFDS") opens an account, applies the payment to the purchase of full and fractional Fund shares and mails a statement of the account confirming the transaction.

  After an account has been established, the intermediary may send subsequent investments at any time directly to BFDS at the above address. The remittance must be accompanied by either the account identification slip detached from a statement of account or a note containing sufficient information to identify the account, i.e., the Fund name and the intermediary's account number or name and tax identification number.

  Initial or subsequent investments can also be made by federal funds wire. For initial investment by wire, contact the Distributor at 800-633-3330, option 5 for an account number before sending the wire. The intermediary should instruct its bank to wire federal funds to State Street Bank and Trust Company, ABA #011000028. The text of the wire should read as follows: "$ amount, STATE STREET BOS ATTN Mutual Funds. Credit Fund (Fund Name and

Admin Class), DDA #9904-622-9, Account Name, Account Number." A bank may charge a fee for transmitting funds by wire.

  Each Fund and the Distributor reserve the right to reject any purchase order, including orders in connection with exchanges, for any reason which the Fund or the Distributor in its sole discretion deems appropriate. Although the Funds do not presently anticipate that they will do so, each Fund reserves the right to suspend or change the terms of the offering of its shares.

  The price an intermediary pays will be the per share net asset value next calculated after a proper investment order is received by the Trust's transfer or other agent or subagent. Shares of each Fund are sold with no sales charge. The net asset value of each Fund's shares is calculated once daily as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading, by dividing the Fund's net assets by the number of shares outstanding. Portfolio securities are valued at their market value as more fully described in the Statement of Additional Information.

  The Distributor may accept telephone orders from broker-dealers who have been previously approved by the Distributor. It is the responsibility of such broker-dealers to promptly forward purchase or redemption orders to the Distributor. Although there is no sales charge imposed by the Fund or the Distributor, broker-dealers may charge the investor a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealer and not remitted to the Fund.

  Each Fund also offers (i) a Retail Class of shares that has a $25,000 minimum investment for certain categories of investors, is offered through intermediaries and does not bear administrative fees, and (ii) an Institutional Class of shares that in the case of the Bond Fund has a $25,000 investment mimimum and in the case of the Small Cap Value Fund has a $1 million minimum investment for certain categories of investors and does not bear 12b-1 fees or administrative fees. Because of its higher expenses, the Admin Class of shares of each Fund is expected to have a lower total return than either of the Institutional Class or Retail Class of shares.

                             SHAREHOLDER SERVICES

  The Funds offer the following shareholder services, which are more fully described in the Statement of Additional Information. Explanations and forms are available from the Distributor. Telephone redemption and exchange privileges will be established automatically when an intermediary opens an account unless an intermediary elects on the application to decline the privileges. Other privileges must be specifically elected. A signature guarantee will be required to establish a privilege after an account is opened.

  FREE EXCHANGE PRIVILEGE. Admin Class shares of any Fund may be exchanged for Admin Class shares of any other fund that is a series of Loomis Sayles Funds and that offers Admin Class shares or for shares of certain money market funds advised by New England Funds Management, L.P., an affiliate of Loomis Sayles. Exchanges may be made by written instructions or by telephone, unless an intermediary elected on the application to decline telephone exchange privileges. The exchange privilege should not be viewed as a means for taking advantage of short-term swings in the market, and the Funds reserve the right to terminate or limit the privilege of any shareholder who makes more than four exchanges in any calendar year. The Funds may terminate or change the terms of the exchange privilege at any time, upon 60 days' notice to shareholders. An exchange is a taxable event for federal income tax purposes in which a gain or loss would be realized by an investor that is subject to federal income taxation.

                             HOW TO REDEEM SHARES

  An intermediary can redeem shares by sending a written request to the Distributor. Proceeds from a written request may be sent to the intermediary in the form of a check. As described below, an intermediary may also redeem shares by calling the Distributor at 800-626-9390. Proceeds resulting from a telephone redemption request can be wired to an intermediary's bank account or sent by check in the name of the intermediary to its record address.

  The written request must include the name of the Fund, the account number, the exact name(s) in which the shares are registered, and the number of shares or the dollar amount to be redeemed. Intermediaries requesting that redemption proceeds be wired to their bank accounts must provide specific wire instructions.

  If (1) an intermediary is requesting that the proceeds check be made out to someone other than the intermediary or be sent to an address other than the record address, (2) the account registration has changed within the last 30 days or (3) an intermediary is instructing us to wire the proceeds to a bank account not designated on the application, the intermediary must have the signatory's signature guaranteed by an eligible guarantor. Eligible guarantors include commercial banks, trust companies, savings associations, credit unions and brokerage firms that are members of domestic securities exchanges. Before submitting the redemption request, an intermediary should verify with the guarantor institution that it is an eligible guarantor. Signature guarantees by notaries public are not acceptable.

  When an intermediary telephones a redemption request, the proceeds are wired to the bank account previously chosen by the intermediary. A wire fee (currently $5) will be deducted from the proceeds. A telephonic redemption request must be received by the Distributor prior to the close of regular trading on the New York Stock Exchange. If an intermediary telephones a request to the Distributor after the Exchange closes or on a day when the Exchange is not open for business, the Distributor cannot accept the request and a new one will be necessary.

  If an intermediary decides to change the bank account to which proceeds are to be wired, the intermediary must send in this change in writing with a signature guarantee. Telephonic redemptions may only be made if the intermediary's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. Unless an intermediary indicates otherwise on the account application, the Distributor will be authorized to act upon redemption and exchange instructions received by telephone from the intermediary or any person claiming to act as the intermediary's representative who can provide the Distributor with the intermediary's account registration and address as it appears on the records of State Street Bank. The Distributor will employ these or other reasonable procedures to confirm that instructions communicated by telephone are genuine; the Fund, State Street Bank, BFDS, the Distributor and Loomis Sayles will not be liable for any losses due to unauthorized or fraudulent instructions if these or other reasonable procedures are followed. For information, consult the Distributor. In times of heavy market activity, an intermediary who encounters difficulty in placing a redemption or exchange order by telephone may wish to place the order by mail as described above.

  The redemption price will be the net asset value per share next determined after the redemption request and any necessary special documentation are received by the Distributor in proper form.

  Proceeds resulting from a written redemption request will normally be mailed to an intermediary within seven days after receipt of the intermediary's request in good order. Telephonic redemption proceeds will normally be wired to an intermediary's bank on the first business day following receipt of a proper redemption request. If an intermediary purchased shares by check and the check was deposited less than 15 days prior to the redemption request, the Fund may withhold redemption proceeds until the check has cleared.

  The Fund may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

                    CALCULATION OF PERFORMANCE INFORMATION

  The Funds' investment performance may from time to time be included in advertisements about the Funds or Loomis Sayles Funds. "Yield" for each class of shares is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of the class on the last day of that period.

  For purposes of calculating yield, net investment income is calculated in accordance with SEC regulations and may differ from net investment income as determined for financial reporting purposes. SEC regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed income securities. The current dividend rate is based on net investment income as determined for tax purposes, which may not reflect amortization in the same manner.

  "Total return" for the one-, five- and ten-year periods (or for the life of a class, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in a Fund. Total return may also be presented for other periods.

                DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

  The Bond Fund declares and pays dividends quarterly. The Small Cap Value Fund declares and pays dividends annually. Each Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any capital gain distributions are normally made annually, but may, to the extent permitted by law, be made more frequently as deemed advisable by the trustees of the Trust. The Trust's trustees may change the frequency with which the Fund declares or pays dividends.

  Dividends and capital gain distributions will automatically be reinvested in additional shares of the same Fund unless an intermediary has elected to receive cash.

  Each Fund intends to qualify as a regulated investment company under the Code. As such, so long as a Fund distributes substantially all its net investment income and net capital gains to its shareholders, the Fund itself does not pay any federal income tax to the extent such income and gains are so distributed.

  An investor's income dividends and short-term capital gain distributions are taxable as ordinary income whether distributed in cash or additional shares. Distributions designated by a Fund as deriving from net gains on securities held for more than one year will be taxable as such (generally at a 20% rate for noncorporate shareholders) whether distributed in cash or additional shares and regardless of how long an investor has owned shares of the Fund.

  A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution of net capital gains, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

  Each Fund is required to withhold 31% of any redemption proceeds (including the value of shares exchanged) and all income dividends and capital gain distributions it pays (1) if an intermediary does not provide a correct, certified taxpayer identification number, (2) if the Fund is notified that an intermediary has underreported income in the past, or (3) if an intermediary fails to certify to the Fund that he or she is not subject to such withholding.

  Dividends derived from interest on U.S. Government Securities may be exempt from state and local taxes.

  State Street Bank will send intermediaries and the IRS an annual statement detailing federal tax information, including information about dividends and distributions paid during the preceding year. An intermediary should keep this statement as a permanent record. A fee may be charged for any duplicate information requested.

NOTE: The foregoing summarizes certain tax consequences of investing in the Funds. Before investing, an investor should consult his or her own tax adviser for more information concerning the federal, foreign, state and local tax consequences of investing in, redeeming or exchanging Fund shares.

                                                                     APPENDIX A

                    DESCRIPTION OF BOND RATINGS ASSIGNED BY
                             STANDARD & POOR'S AND
                        MOODY'S INVESTORS SERVICE, INC.

STANDARD & POOR'S

                                      AAA

  This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                                      AA

  Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                                       A

  Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                      BBB

  Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

                                BB, B, CCC, CC

  Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       C

  The rating C is reserved for income bonds on which no interest is being paid.

                                       D

  Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

                                       R

  This symbol is attached to the ratings of instruments with significant noncredit risks such as risks to principal or volatility of expected returns.

  Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.

                                      AAA

  Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      AA

  Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

                                       A

  Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

                                      BAA

  Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

                                      BA

  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       B

  Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      CAA

  Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                      CA

  Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                       C

  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Should no rating be assigned by Moody's, the reason may be one of the following:

 1. An application for rating was not received or accepted.

 2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

 3. There is a lack of essential data pertaining to the issue or issuer.

 4. The issue was privately placed in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

INVESTMENT ADVISER
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02111

DISTRIBUTOR
Loomis Sayles Distributors, L.P.
One Financial Center
Boston, Massachusetts 02111

TRANSFER AND DIVIDEND PAYING AGENT
AND CUSTODIAN OF ASSETS
State Street Bank and Trust Company
Boston, Massachusetts 02102

SHAREHOLDER SERVICING AGENT FOR
STATE STREET BANK AND TRUST COMPANY
Boston Financial Data Services, Inc.
P.O. Box 8314
Boston, Massachusetts 02266

LEGAL COUNSEL
Ropes & Gray
One International Place
Boston, Massachusetts 02110

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
One Post Office Square
Boston, Massachusetts 02109

[LOGO OF LOOMIS SAYLES FUNDS APPEARS HERE]

      ONE FINANCIAL CENTER . BOSTON, MASSACHUSETTS 02111 . (800) 633-3330

THE LOOMIS SAYLES FUNDS--EQUITY FUNDS

 RETAIL CLASS SHARES OF:



  LOOMIS SAYLES CORE VALUE FUND

  LOOMIS SAYLES INTERNATIONAL EQUITY FUND

  LOOMIS SAYLES MID-CAP GROWTH FUND

  LOOMIS SAYLES MID-CAP VALUE FUND

  LOOMIS SAYLES SMALL CAP GROWTH FUND

  LOOMIS SAYLES SMALL CAP VALUE FUND

  LOOMIS SAYLES STRATEGIC VALUE FUND

  LOOMIS SAYLES WORLDWIDE FUND

PROSPECTUS                                                      JANUARY 1, 1999

THE LOOMIS SAYLES FUNDS--EQUITY FUNDS

  Loomis Sayles Core Value Fund, Loomis Sayles International Equity Fund, Loo-mis Sayles Mid-Cap Growth Fund, Loomis Sayles Mid-Cap Value Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund, Loomis Sayles Strategic Value Fund and Loomis Sayles Worldwide Fund (the "Funds" and each a "Fund"), each a series of Loomis Sayles Funds, are separately managed, no-load mutual funds, each of which has its own investment objective and poli-cies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment ad-viser of each Fund.

  The Funds offer two classes of shares: a Retail Class that is described in this Prospectus, and an Institutional Class, which generally has a higher min-imum investment and bears lower expenses, that is described in a separate pro-spectus. The Loomis Sayles Small Cap Value Fund also offers a third class of shares; an Admin Class, bearing higher expenses than the Institutional or Re-tail Class, that is described in a separate prospectus. This Prospectus con-cisely describes the information that an investor should know before investing in the Retail Class shares of any Fund. Please read it carefully and keep it for future reference. A Statement of Additional Information (SAI) dated Janu-ary 1, 1999, as revised from time to time, is available free of charge; write to Loomis Sayles Distributors, L.P. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111 or telephone 800-633-3330. The SAI, which contains more detailed information about the Funds, has been filed with the Securities and Exchange Commission (the "SEC") and is available along with other related materials on the SEC's Internet Website (http://www.sec.gov). The SAI is in-corporated herein by reference (legally forms part of the Prospectus). To ob-tain more information about the Institutional Class or Admin Class of shares, please call the Distributor toll-free at 800-633-3330, contact your financial intermediary, or visit our Internet Website (http://www.loomissayles.com).

  For information about:                    For all other information about
   .  Establishing an account               the Funds:
   .  Account procedures and status         CALL 800-633-3330
   .  Exchanges
   .  Shareholder services
  CALL 800-626-9390


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
SUMMARY OF EXPENSES.......................................................   3
FINANCIAL HIGHLIGHTS......................................................   5
THE TRUST.................................................................  13
INVESTMENT OBJECTIVES AND POLICIES........................................  13
MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISK CONSIDERATIONS.....  16
THE FUNDS' INVESTMENT ADVISER.............................................  23
FUND EXPENSES.............................................................  25
PORTFOLIO TRANSACTIONS....................................................  26
HOW TO PURCHASE SHARES....................................................  26
SHAREHOLDER SERVICES......................................................  29
HOW TO REDEEM SHARES......................................................  29
CALCULATION OF PERFORMANCE INFORMATION....................................  31
DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES...........................  31

                              SUMMARY OF EXPENSES
               (FOR A RETAIL CLASS SHARE OF EACH INDICATED FUND)

  The following information is provided as an aid in understanding the various expenses that an investor in a Fund will bear indirectly. The information below is based on expenses for the Funds' most recent fiscal year ended, and should not be considered a representation of past or future expenses, as actual expenses may be greater or less than those shown. Also, the 5% annual return assumed in the Example should not be considered a representation of investment performance, as actual performance will vary.

                                   CORE      INTERNATIONAL MID-CAP    MID-CAP
                                   VALUE        EQUITY     GROWTH      VALUE
                                   FUND          FUND       FUND       FUND
                                   -----     ------------- -------    -------
Shareholder Transaction Expenses:
 Maximum Sales Load Imposed on
  Purchases (as % of offering
  price).......................... none          none       none       none
 Maximum Sales Load Imposed on
  Reinvested Dividends (as % of
  (offering price)................ none          none       none       none
 Maximum Deferred Sales Load
  (as % of original purchase price
  or redemption proceeds)......... none          none       none       none
 Redemption Fees/1/............... none          none       none       none
 Exchange Fees.................... none          none       none       none
Annual Fund Operating Expenses
 (as a percentage of average
 net assets):
 Management Fees..................  .50%          .75%       .75%       .75%
 12b-1 Fees.......................  .25%          .25%       .25%       .25%
 Other Operating Expenses (after
  expense reimbursements where
  indicated)......................  .35%/2/       .25%/2/    .25%/2/    .25%/2/
 Total Fund Operating Expenses
  (after expense reimbursements
  where indicated)................ 1.10%/2/      1.25%/2/   1.25%/2/   1.25%/2/
Example:
An investor would pay the
 following expenses on a $1,000
 investment assuming a 5% annual
 return (with or without a
 redemption at the end of each
 time period):
 One Year......................... $ 11          $ 13       $ 13       $ 13
 Three Years...................... $ 35          $ 40       $ 40       $ 40
 Five Years....................... $ 61          $ 69       $ 69       $ 69
 Ten Years........................ $134          $151       $151       $151

                                    SMALL CAP     SMALL   STRATEGIC
                                     GROWTH     CAP VALUE   VALUE     WORLDWIDE
                                      FUND        FUND      FUND        FUND
                                    ---------   --------- ---------   ---------
Shareholder Transactions Expenses:
 Maximum Sales Load Imposed on
  Purchases (as % of offering
  price)..........................    none        none      none        none
 Maximum Sales Load Imposed on
  Reinvested Dividends
  (as % of offering price)........    none        none      none        none
 Maximum Deferred Sales Load
  (as % of original purchase price
  or redemption proceeds).........    none        none      none        none
 Redemption Fees/1/...............    none        none      none        none
 Exchange Fees....................    none        none      none        none
Annual Fund Operating Expenses
 (as a percentage of average
 net assets):
 Management Fees..................     .75%        .75%      .50%        .75%
 12b-1 Fees.......................     .25%        .25%      .25%        .25%
 Other Operating Expenses (after
  expense reimbursements where
  indicated)......................     .25%/2/     .19%      .50%/2/     .25%/2/
 Total Fund Operating Expenses
  (after expense reimbursements
  where indicated)................    1.25%/2/    1.19%     1.25%/2/    1.25%/2/
Example:
An investor would pay the
 following expenses on a $1,000
 investment assuming a 5% annual
 return (with or without a
 redemption at the end of each
 time period):
 One Year.........................    $ 13        $ 12      $ 13        $ 13
 Three Years......................    $ 40        $ 38      $ 40        $ 40
 Five Years.......................    $ 69        $ 65      $ 69        $ 69
 Ten Years........................    $151        $144      $151        $151

-----------
/1/A $5 charge applies to any wire transfer of redemption proceeds from any Fund.

/2/Loomis Sayles has voluntarily agreed, for an indefinite period, to limit the Funds' Total Operating Expenses to the percentages of net assets shown in the table. Without this agreement, Other Operating Expenses (including 12b-1 fees) and Total Operating Expenses would have been 1.70% and 2.20%, respectively, for the Core Value Fund, 9.51% and 10.26%, respectively, for the International Equity Fund, 27.22% and 27.97%, respectively, for the Mid-Cap Growth Fund, 12.56% and 13.31%, respectively, for the Mid-Cap Value Fund, 2.95% and 3.70%, respectively, for the Small Cap Growth Fund, 14.96% and 15.46%, respectively, for the Strategic Value Fund and 23.94% and 24.69%, respectively, for the Worldwide Fund. Other Operators Expenses and Total Operating Expenses for the Small Cap Value Fund were unaffected by this Agreement.

                             FINANCIAL HIGHLIGHTS
               (FOR A RETAIL CLASS SHARE OF EACH INDICATED FUND
                 OUTSTANDING THROUGHOUT THE INDICATED PERIODS)

  The financial highlights tables that follow have been audited by PricewaterhouseCoopers LLP, independent accountants. The information should be read in conjunction with the financial highlights, financial statements and the notes thereto contained in the Funds' 1998 Annual Report, which is incorporated by reference in this Prospectus and the Statement of Additional Information.

                                                         CORE VALUE FUND
                                                     -----------------------
                                                      NINE MONTHS   JAN. 2**
                                                         ENDED         TO
                                                     SEPTEMBER 30*, DEC. 31,
                                                          1998        1997
                                                     -------------- --------
 Net asset value, beginning of period.............       $17.62      $15.60
                                                         ------      ------
 Income from investment operations--
 Net investment income (loss).....................         0.15***     0.15***
 Net realized and unrealized gain (loss)
  on investments..................................        (0.98)       4.30
                                                         ------      ------
  Total from investment operations................        (0.83)       4.45
                                                         ------      ------
 Less distributions--
 Dividends from net investment income.............         0.00       (0.16)
 Distributions from net realized capital gains....         0.00       (2.27)
                                                         ------      ------
  Total distributions.............................         0.00       (2.43)
                                                         ------      ------
 Net asset value, end of period...................       $16.79      $17.62
                                                         ======      ======
 Total return (%)****.............................         (4.7)+      28.9+
 Net assets, end of period (000)..................       $1,015      $1,324
 Ratio of operating expenses to average net
  assets (%)++....................................         1.10+++     1.10+++
 Ratio of net investment income to average net
  assets (%)......................................         1.07+++     0.84+++
 Portfolio turnover rate (%)......................           49+         64+
 Without giving effect to voluntary expense
  limitations:
 The ratios of operating expenses to average net
  assets would have been (%)......................         2.20+++     6.17+++
 Net investment income per share would have been..       $ 0.00***   $(0.73)***

-----------
   * The Fund's fiscal year-end changed to September 30 from December 31.
  **  Commencement of investment operations.
 *** Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
**** Total returns would have been lower had the adviser not reduced its advisory fee and/or borne other operating expenses.

   +  Periods less than one year are not annualized.

  ++ The advisor has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.

 +++ Computed on an annualized basis.

                                             INTERNATIONAL EQUITY FUND
                                         ---------------------------------
                                             NINE MONTHS          JAN. 2**
                                                ENDED                TO
                                             SEPTEMBER 30*,       DEC. 31,
                                                 1998               1997
                                           ---------------     ------------
 Net asset value, beginning of period..      $      11.28      $      13.16
                                             ------------      ------------
 Income from investment operations--
 Net investment income (loss)..........              0.10              0.10 ***
 Net realized and unrealized gain
  (loss) on investments................             (0.68)            (0.26)
                                             ------------      ------------
  Total from investment operations.....             (0.58)            (0.16)
                                             ------------      ------------
 Less distributions--
  Dividends from net investment
   income..............................              0.00             (0.17)
  Distributions from net realized
   capital gains.......................              0.00             (1.55)
                                             ------------      ------------
   Total distributions.................              0.00             (1.72)
                                             ------------      ------------
 Net asset value, end of period........      $      10.70      $      11.28
                                             ============      ============
 Total return (%)****..................              (5.1)+            (1.3)+
 Net assets, end of period (000).......      $        150      $        233
 Ratio of operating expenses to average
  net assets (%)++.....................              1.25 +++          1.25 +++
 Ratio of net investment income to
  average net assets (%)...............              1.16 +++          0.73 +++
 Portfolio turnover rate (%)...........                96 +             119 +
 Without giving effect to voluntary
  expense limitations:
  The ratios of operating expenses to
   average net assets would have been
   (%).................................             10.26 +++         16.24 +++
  Net investment income per share would
   have been...........................      $      (0.67)     $      (1.93)***

-----------
   * The Fund's fiscal year-end changed to September 30 from December 31.
  **  Commencement of investment operations.
 *** Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
**** Total returns would have been lower had the adviser not reduced its advisory fee and/or borne other operating expenses.

   + Periods less than one year are not annualized.

  ++ The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.

 +++ Computed on an annualized basis.

                                                       MID-CAP GROWTH  FUND
                                                      -----------------------
                                                       NINE MONTHS   JAN. 2**
                                                          ENDED         TO
                                                      SEPTEMBER 30*, DEC. 31,
                                                           1998        1997
                                                      -------------- --------
 Net asset value, beginning of period...............      $11.49      $10.00
                                                          ------      ------
 Income from investment operations--
 Net investment income (loss).......................       (0.05)      (0.06)
 Net realized and unrealized gain (loss)
  on investments....................................       (0.95)       2.27
                                                          ------      ------
  Total from investment operations..................       (1.00)       2.21
                                                          ------      ------
 Less distributions--
  Distributions in excess of net investment income..        0.00       (0.10)
  Distributions from net realized capital gains.....        0.00       (0.62)
                                                          ------      ------
   Total distributions..............................        0.00       (0.72)
                                                          ------      ------
 Net asset value, end of period.....................      $10.49      $11.49
                                                          ======      ======
 Total return (%)***................................        (8.7)+      22.4 +
 Net assets, end of period (000)....................      $   85      $   74
 Ratio of operating expenses to average net
  assets (%)****....................................        1.25 ++     1.25 ++
 Ratio of net investment income to average net
  assets (%)........................................       (0.60)++    (0.67)++
 Portfolio turnover rate (%)........................          82 +       174 +
 Without giving effect to voluntary expense
  limitations:
  The ratios of operating expenses to average net
   assets would have been (%).......................       27.97 ++    36.58 ++
  Net investment income per share would have been...      $(2.08)     $(3.29)

-----------
   * The Fund's fiscal year-end changed to September 30 from December 31. ** Commencement of investment operations.
 *** Total returns would have been lower had the adviser not reduced its advisory fee and/or borne other operating expenses.
**** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.

   + Periods less than one year are not annualized.

  ++ Computed on an annualized basis.

                                                       MID-CAP VALUE FUND
                                                     -----------------------
                                                      NINE MONTHS   JAN. 2**
                                                         ENDED         TO
                                                     SEPTEMBER 30*, DEC. 31,
                                                          1998        1997
                                                     -------------- --------
 Net asset value, beginning of period...............     $11.53      $10.00
                                                         ------      ------
 Income from investment operations--
 Net investment income (loss).......................      (0.01)       0.03
 Net realized and unrealized gain (loss)
  on investments....................................      (1.45)       2.55
                                                         ------      ------
  Total from investment operations..................      (1.46)       2.58
                                                         ------      ------
 Less distributions--
  Dividends from net investment income..............       0.00       (0.11)
  Distributions from net realized capital gains.....       0.00       (0.94)
                                                         ------      ------
   Total distributions..............................       0.00       (1.05)
                                                         ------      ------
 Net asset value, end of period.....................     $10.07      $11.53
                                                         ======      ======
 Total return (%)***................................      (12.7)+      26.0 +
 Net assets, end of period (000)....................     $  121      $  168
 Ratio of operating expenses to average net
  assets (%)****....................................       1.25 ++     1.25 ++
 Ratio of net investment income to average net
  assets (%)........................................      (0.03)++     0.42 ++
 Portfolio turnover rate (%)........................        225 +       130 +
 Without giving effect to voluntary expense
  limitations:
  The ratios of operating expenses to average net
   assets would have been (%).......................      13.31++     27.99 ++
  Net investment income per share would have been...     $(2.40)     $(1.90)

-----------
   * The Fund's fiscal year-end changed to September 30 from December 31. ** Commencement of investment operations.
 *** Total returns would have been lower had the adviser not reduced its advisory fee and/or borne other operating expenses.
**** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.

   + Periods less than one year are not annualized.

  ++ Computed on an annualized basis.

                                                      SMALL CAP GROWTH FUND
                                                     -----------------------
                                                      NINE MONTHS   JAN. 2**
                                                         ENDED         TO
                                                     SEPTEMBER 30*, DEC. 31,
                                                          1998        1997
                                                     -------------- --------
 Net asset value, beginning of period..............      $11.30      $10.00
                                                         ------      ------
 Income from investment operations--
 Net investment income (loss)......................       (0.08)      (0.10)***
 Net realized and unrealized gain (loss)
  on investments...................................       (1.42)       1.99
                                                         ------      ------
  Total from investment operations.................       (1.50)       1.89
                                                         ------      ------
 Less distributions--
  Distributions in excess of net realized capital
   gains...........................................        0.00       (0.59)
                                                         ------      ------
   Total distributions.............................        0.00       (0.59)
                                                         ------      ------
 Net asset value, end of period....................      $ 9.80      $11.30
                                                         ======      ======
 Total return (%)****..............................       (13.3)+      19.2+
 Net assets, end of period (000)...................      $1,057      $1,139
 Ratio of operating expenses to average net
  assets (%)++.....................................        1.25 +++    1.25 +++
 Ratio of net investment income to average net
  assets (%).......................................       (0.80)+++   (0.94)+++
 Portfolio turnover rate (%).......................         116 +       211 +
 Without giving effect to voluntary expense
  limitations:
  The ratios of operating expenses to average net
   assets would have been (%)......................        3.70 +++    7.82 +++
  Net investment income per share would have been..      $(0.34)     $(0.77)***

-----------
   * The Fund's fiscal year-end changed to September 30 from December 31. ** Commencement of investment operations.
 *** Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
**** Total returns would have been lower had the adviser not reduced its advisory fee and/or borne other operating expenses.

   + Periods less than one year are not annualized.

  ++ The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without the reimbursement the Fund's ratio of operating expenses would have been higher.

 +++  Computed on an annualized basis.

                                                      SMALL CAP VALUE FUND
                                                     -----------------------
                                                      NINE MONTHS   JAN 2**
                                                         ENDED         TO
                                                     SEPTEMBER 30*, DEC. 31,
                                                          1998        1997
                                                     -------------- --------
 Net asset value, beginning of period..............     $ 18.62     $ 17.39
                                                        -------     -------
 Income from investment operations--
 Net investment income (loss)......................        0.10        0.15***
 Net realized and unrealized gain (loss)
  on investments...................................       (3.15)       4.21
                                                        -------     -------
  Total from investment operations.................       (3.05)       4.36
                                                        -------     -------
 Less distributions--
 Dividends from net investment income..............        0.00       (0.08)
 Distributions from net realized capital gains.....        0.00       (3.05)
                                                        -------     -------
  Total distributions..............................        0.00       (3.13)
                                                        -------     -------
 Net asset value, end of period....................     $ 15.57      $18.62
                                                        =======     =======
 Total return (%)****..............................       (16.4)+      25.6+
 Net assets, end of period (000)...................     $54,060     $34,353
 Ratio of operating expenses to average net
  assets (%)++.....................................        1.19+++     1.25+++
 Ratio of net investment income to average net
  assets (%).......................................        0.79+++     0.79+++
 Portfolio turnover rate (%).......................          78+         94+
 Without giving effect to voluntary expense
  limitations:
 The ratios of operating expenses to average net
  assets would have been (%).......................        1.19+++     1.35+++
 Net investment income per share would have been...     $  0.10     $  0.13***

-----------
   * The Fund's fiscal year-end changed to September 30 from December 31.
  ** Commencement of investment operations.
 *** Per share net investment income has been determined on the basis of the weighted average number of shares outstanding.
**** Total returns would have been lower had the adviser not reduced its advisory fee and/or borne other operating expenses.

   + Periods less than one year are not annualized.

  ++ The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.

 +++ Computed on an annualized basis.

                                                      STRATEGIC VALUE FUND
                                                     -----------------------
                                                      NINE MONTHS   JAN 2**
                                                         ENDED         TO
                                                     SEPTEMBER 30*, DEC. 31,
                                                          1998        1997
                                                     -------------- --------
 Net asset value, beginning of period.............       $11.76      $10.00
                                                         ------      ------
 Income from investment operations--
 Net investment income (loss).....................        (0.04)      (0.06)***
 Net realized and unrealized gain (loss)
  on investments..................................        (1.27)       2.00
                                                         ------      ------
  Total from investment operations................        (1.31)       1.94
                                                         ------      ------
 Less distributions--
 Distributions in excess of net investment
  income..........................................         0.00       (0.18)
                                                         ------      ------
  Total distributions.............................         0.00       (0.18)
                                                         ------      ------
 Net asset value, end of period...................       $10.45      $11.76
                                                         ======      ======
 Total return (%)****.............................        (11.1)+      19.4 +
 Net assets, end of period (000)..................       $  249      $  279
 Ratio of operating expenses to average net
  assets (%)++....................................         1.25 +++    1.25 +++
 Ratio of net investment income to average net
  assets (%)......................................        (0.47)+++   (0.49)+++
 Portfolio turnover rate (%)......................           31 +        34 +
 Without giving effect to voluntary expense
  limitations:
 The ratios of operating expenses to average net
  assets would have been (%)......................        15.46 +++   21.33 +++
 Net investment income per share would have been..       $(1.38)     $(2.50)***

-----------
   * The Fund's fiscal year-end changed to September 30 from December 31.
  ** Commencement of investment operations.
 *** Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
**** Total returns would have been lower had the adviser not reduced its advisory fee and/or borne other operating expenses.

   + Periods less than one year are not annualized.

  ++ The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.

 +++ Computed on an annualized basis.

                                                       WORLDWIDE FUND
                                                   ------------------------
                                                    NINE MONTHS    JAN. 2**
                                                       ENDED          TO
                                                   SEPTEMBER 30*,  DEC. 31,
                                                        1998         1997
                                                   --------------  --------
 Net asset value, beginning of period...........      $  9.86      $  10.63
                                                      -------      --------
 Income from investment operations--
 Net investment income (loss)...................         0.30***       0.38***
 Net realized and unrealized gain (loss) on
  investments...................................        (1.40)        (0.03)
                                                      -------      --------
  Total from investment operations..............        (1.10)         0.35
                                                      -------      --------
 Less distributions--
 Dividends from net investment income...........         0.00         (0.45)
 Distributions from net realized capital gains..         0.00         (0.67)
                                                      -------      --------
  Total distributions...........................         0.00         (1.12)
                                                      -------      --------
 Net asset value, end of period.................      $  8.76      $   9.86
                                                      =======      ========
 Total return (%)****...........................        (11.2)+         3.3+
 Net assets, end of period (000)................      $    73      $     20
 Ratio of operating expenses to average net
  assets (%)++..................................         1.25+++       1.25+++
 Ratio of net investment income to average net
  assets (%)....................................         3.88+++       3.58+++
 Portfolio turnover rate (%)....................           93+          134+
 Without giving effect to voluntary expense
  limitations:
 The ratios of operating expenses to average net
  assets would have been (%)....................        24.69+++     214.91+++
 Net investment income per share would have
  been..........................................      $ (1.49)***  $ (23.33)***

-----------
   * The Fund's fiscal year-end changed to September 30 from December 31. ** Commencement of investment operations.
 *** Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
**** Total returns wold have been lower had the advisor not reduced its advisory fee and/or borne other operating expenses.

   + Periods less than one year are not annualized.

  ++ The advisor has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.

 +++  Computed on an annualized basis.

NOTE: Further information about each Fund's performance is contained in the Funds' annual report to shareholders, which may be obtained without charge.

                                   THE TRUST

  Each Fund is a series of Loomis Sayles Funds (the "Trust"). The Trust is a diversified open-end management investment company organized as a Massachusetts business trust on February 20, 1991. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. Shares are freely transferable and entitle shareholders to receive dividends as determined by the Trust's board of trustees and to cast a vote for each share held at shareholder meetings. The Trust does not generally hold shareholder meetings and will do so only when required by law. Shareholders may call meetings to consider removal of the Trust's trustees.

                      INVESTMENT OBJECTIVES AND POLICIES

LOOMIS SAYLES CORE VALUE FUND

  The Fund's investment objective is long-term growth of capital and income.

  The Fund seeks to achieve its objective by investing substantially all of its assets in common stocks or their equivalent that Loomis Sayles considers to be undervalued in relation to the issuer's earnings, dividends, assets and growth prospects. The Fund may invest up to 20% of its total assets in securities of foreign issuers. The Fund may also engage in foreign currency hedging transactions real estate investment trusts ("REITs") and Rule 144A securities.

LOOMIS SAYLES INTERNATIONAL EQUITY FUND

  The Fund's investment objective is high total investment return through a combination of capital appreciation and current income.

  The Fund seeks to achieve its objective by investing primarily in equity securities of companies organized or headquartered outside the United States. Under normal conditions the Fund will invest at least 65% of its total assets in equity securities of issuers from at least three countries outside the United States. For temporary defensive purposes, the Fund may invest as much as 100% of its total assets in issuers from one or two countries, which may include the United States. The Fund may also engage in foreign currency hedging transactions, options transactions, REITs and Rule 144A securities.

LOOMIS SAYLES MID-CAP GROWTH FUND

  The Fund's investment objective is long-term capital growth from investments in common stocks or their equivalent.

  The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies with a market capitalization that falls within the capitalization range of companies included in the Standard & Poor's Mid-Cap 400 Index. Current income is not a consideration in selecting the Fund's investments. The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its total assets in the securities of issuers headquartered outside the United States or Canada. The Fund may also engage in foreign currency hedging transactions, options and futures transactions, securities lending, and Rule 144A securities.

LOOMIS SAYLES MID-CAP VALUE FUND

  The Fund's objective is long-term capital growth from investments in common stocks or their equivalent.

  The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies with a market capitalization that falls within the capitalization range of companies included in the Standard & Poor's Mid-Cap 400 Index. Loomis Sayles seeks to build a core portfolio of equity securities that it believes to be undervalued by the market in relation to the issuers' earnings, dividends, assets and growth prospects and that has a smaller emphasis on special situations and turnarounds (companies that have experienced significant business problems but that Loomis Sayles believes have favorable prospects for recovery). Current income is not a consideration in selecting the Fund's investments. The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its total assets in the securities of issuers headquartered outside the United States or Canada. The Fund may also engage in foreign currency hedging transactions, options and futures transactions, securities lending, REITs and Rule 144A securities.

LOOMIS SAYLES SMALL CAP GROWTH FUND

  The Fund's investment objective is long-term capital growth from investments in common stocks or their equivalent.

  The Fund seeks to achieve its objective by investing primarily in equity securities of small, rapidly growing companies that Loomis Sayles believes have the potential for accelerating earnings growth and rising profit margins. The Fund will normally invest at least 65% of its total assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index and may invest up to 35% of its total assets in larger companies. Loomis Sayles seeks companies that have distinctive products, technologies, or services; dynamic earnings growth; prospects for a high level of profitability; and outstanding management. Current income is not a consideration in selecting the Fund's investments. The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its total assets in the securities of issuers headquartered outside the United States or Canada. The Fund may also engage in foreign currency hedging transactions, options and futures transactions, securities lending, and Rule 144A securities.

LOOMIS SAYLES SMALL CAP VALUE FUND

  The Fund's investment objective is long-term capital growth from investments in common stocks or their equivalent.

  The Fund seeks to achieve its objective by investing primarily in equity securities of small capitalization companies with good earnings growth potential that Loomis Sayles believes are undervalued by the markets. The Fund will normally invest at least 65% of its total assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index and may invest up to 35% of its total assets in larger companies. Loomis Sayles seeks to build a core small capitalization portfolio of stocks of solid companies with reasonable growth prospects and that are attractively priced in relation to the companies' earnings with a smaller emphasis on special situations and turnarounds (companies that have experienced significant business problems but which Loomis Sayles believes have favorable prospects for recovery), as well as unrecognized stocks. Current income is not a consideration in selecting the Fund's investments. The Fund may invest up to 20% of its total assets in securities of foreign issuers. The Fund may also engage in foreign currency hedging transactions, REITs and Rule 144A securities.

LOOMIS SAYLES STRATEGIC VALUE FUND

  The Fund's investment objective is long-term capital growth from investments in equity securities.

  The Fund seeks to achieve its objective by investing substantially all of its assets in equity securities that Loomis Sayles considers to be undervalued by the markets. Stocks are selected based on a combination of quantitative factors including historical, relative price-earnings ratios; price-earnings ratios relative to growth rates; relative fundamentals and price momentum; and qualitative factors including the quality of management, position in the industry, debt and balance sheet restructuring and product cycles. The Fund's strategy is to have a relatively concentrated portfolio normally consisting of approximately 35-40 securities that Loomis Sayles considers best positioned to perform in the current and future environments. The Fund may invest any portion of its assets in the securities of Canadian issuers and up to 20% of its total assets in securities of issuers headquartered outside the United States or Canada. The Fund may also engage in foreign currency hedging transactions, options and futures transactions, securities lending, REITs and Rule 144A securities.

LOOMIS SAYLES WORLDWIDE FUND

  The Fund's investment objective is high total investment return through a combination of capital appreciation and current income.

  The Fund seeks to achieve its objective by investing in U.S. and foreign equity and debt securities. The allocation of the Fund's assets among the four sectors of domestic equities, international equities, domestic bonds and international bonds will be made by Loomis Sayles' Global Asset Allocation group. The Fund will normally invest its assets in securities of issuers from at least three countries, one of which may be the United States. The Fund may also invest in collateralized mortgage obligations, zero coupon securities, when-issued securities, REITs and Rule 144A securities. The Fund may engage in foreign currency hedging transactions and options and forward contract transactions.

ALL FUNDS

  For temporary defensive purposes, each Fund may invest any portion of its assets in fixed income securities, cash and any other securities deemed appropriate by Loomis Sayles. Except for each Fund's investment objective, and any investment policies that are identified as "fundamental," all of the investment policies of each Fund may be changed without a vote of Fund shareholders.

                 MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS
                            AND RISK CONSIDERATIONS

COMMON STOCKS AND OTHER EQUITY SECURITIES

  Common stocks and similar equity securities, such as warrants and convertibles, are volatile and more risky than some other forms of investment. The value of an investment in a Fund that invests in equity securities may sometimes decrease. Equity securities of companies with relatively small market capitalization may be more volatile than the securities of larger, more established companies and than the broad equity market indexes.

DEBT AND OTHER FIXED INCOME SECURITIES

  The Worldwide Fund may invest in fixed income securities of any maturity. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private issuers. Because interest rates vary, it is impossible to predict the yield of a Fund that invests in fixed income securities for any particular period. The net asset value of such a Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

  Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest.

ZERO COUPON SECURITIES

  The Worldwide Fund may invest in "zero coupon" fixed income securities. These securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. A Fund investing in zero coupon securities is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus the Fund may have to sell other investments to obtain cash to make income distributions. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity.

COLLATERALIZED MORTGAGE OBLIGATIONS

  The Worldwide Fund may invest in collateralized mortgage obligations ("CMOs"). A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal payments on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, the early retirement of a particular class or series of CMOs held by a Fund could involve the loss of any premium the Fund paid when it acquired the investment and could result in the Fund's reinvesting the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

WHEN-ISSUED SECURITIES

  Each Fund may purchase securities on a "when-issued" basis. This means that the Fund will enter into a commitment to buy the security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If a Fund has outstanding obligations to buy when-issued securities, it will maintain liquid assets in a segregated account at its custodian bank in an amount sufficient to satisfy these obligations.

REAL ESTATE INVESTMENT TRUSTS

  REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, risks of default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and failing to maintain their exemptions from registration under the Investment Company Act of 1940 (the "1940 Act").

  Investment in REITs involves risk similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger securities.

RULE 144A SECURITIES

  Each Fund may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid.

FOREIGN SECURITIES

  Each Fund may invest in securities of issuers organized or headquartered outside the United States ("foreign securities"). Each of the Core Value and Small Cap Value Funds will not purchase a foreign security if, as a result, the Fund's holdings of foreign securities would exceed 20% of the Fund's total assets. Each of the Mid-Cap Growth, Mid-Cap Value, Small Cap Growth and Strategic Value Funds may each invest any portion of its assets in securities of Canadian issuers, but will not purchase foreign securities other than those of Canadian issuers if, as a result, such Fund's holding of non-U.S. and non-Canadian securities would exceed 20% of the Fund's total assets.

  Although investing in foreign securities may increase a Fund's diversification and reduce portfolio volatility, foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

  A Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

  Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund investing in these securities may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations or foreign withholding taxes. Changes in the value relative to the U.S. dollar of a foreign currency in which a Fund's holdings are denominated will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

  In addition, although part of a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

  In determining whether to invest assets of a Fund in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce a Fund's net income available for distribution to shareholders.

FOREIGN CURRENCY HEDGING TRANSACTIONS

  Each Fund that invests in foreign securities may engage in foreign currency exchange transactions, in connection with the purchase and sale of foreign securities, to protect the value of specific portfolio positions or in anticipation of changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. For example, to protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (that is, cash) basis at the prevailing spot rate. If conditions warrant, the Funds may also enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Funds might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options, and will be treated as illiquid assets. The Funds may not be able to dispose of over-the-counter options readily.

  Foreign currency transactions involve costs and may result in losses.

OPTIONS AND FUTURES TRANSACTIONS

  The International Equity, Mid-Cap Growth, Mid-Cap Value, Small Cap Growth, Strategic Value and Worldwide Funds may buy, sell or write options on securities, securities indexes, currencies or futures contracts. The Mid-Cap Growth, Mid-Cap Value, Small Cap Growth and Strategic Value Funds may buy and sell futures contracts on securities, securities indexes or currencies. Each of these Funds may engage in these transactions either for the purpose of enhancing investment return, or to hedge against changes in the value of other assets that the Fund owns or intends to acquire. Options and futures fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

  Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If a Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option.

  A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by a Fund exceeds (or is less than) the price of the offsetting purchase, the Fund will realize a gain (or loss). The value of options purchased or written by a Fund and futures contracts held by a Fund may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in a Fund's portfolio. All transactions in options and futures involve the possible risk of loss to a Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. When a Fund writes a call option or sells a futures contract without holding the underlying securities, currencies or futures contracts, its potential loss is unlimited. A Fund will be required, however, to set aside with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options and futures contracts.

  The successful use of options and futures will usually depend on Loomis Sayles' ability to forecast stock market, currency or other financial market movements correctly. A Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between the changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange traded options also depends on the availability of a liquid secondary market to enable a Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of options that are not traded on an exchange ("over-the-counter" options), a Fund is at risk that the other party to the transaction will default on its obligations, or will not permit the Fund to terminate the transaction before its scheduled maturity. As a result of these characteristics, each Fund will treat most over-the-counter options (and the assets it segregates to cover its obligations thereunder) as illiquid.

  The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than are the U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" above.

REPURCHASE AGREEMENTS

  Each Fund may invest in repurchase agreements. In repurchase agreements, a Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for a Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.

SECURITIES LENDING

  The Mid-Cap Growth, Mid-Cap Value, Small Cap Growth and Strategic Value funds may each lend its portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33 1/3% of the Fund's total assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees.

  Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower defaults on its obligation and the Fund is delayed or prevented from recovering the collateral.

YEAR 2000

  Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000. Should any of the computer systems employed by the Funds' major service providers fail to process this type of information properly, that could have a negative impact on the Funds' operations and the services that are provided to the Funds' shareholders. Loomis Sayles and the Distributor have each advised the Funds that they are reviewing all of their computer systems with the goal of modifying or replacing such systems prior to January 1, 2000, to the extent necessary to foreclose any such negative impact. In addition, Loomis Sayles has been advised by the Funds' custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this prospectus, the Funds and Loomis Sayles have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the portfolio securities held by the Funds may be adversely affected by the inability of the securities' issuers or of third parties to process this type of information properly.

                         THE FUNDS' INVESTMENT ADVISER

  The Funds' investment adviser is Loomis Sayles, One Financial Center, Boston, Massachusetts 02111. Founded in 1926, Loomis Sayles is one of the country's oldest and largest investment firms. The general partner of Loomis Sayles is a special purpose corporation that is an indirect wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies' managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("Met Life"), a mutual life insurance company. Nvest Companies' advising general partner, Nvest, L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest L.P.

  In addition to selecting and reviewing the Funds' investments, Loomis Sayles provides executive and other personnel for the management of the Funds. The Trust's board of trustees supervises Loomis Sayles' conduct of the affairs of the Funds.

  As of October 31, 1998, Charles Schwab & Co. Inc. owned 79%, 40%, 31%, 63%, and 93% of the Mid-Cap Growth Fund, Mid-Cap Value Fund, Small Cap Growth Fund, Strategic Value Fund, and Worldwide Fund, respectively. Shareholders holding more than 25% of a Fund's shares may be deemed to control the relevant Fund.

  Issac H. Green, Director of Loomis Sayles and Vice President of the Trust and of Loomis Sayles, and James L. Carroll, Vice President of Loomis Sayles and the Trust, have served as portfolio managers of the Core Value Fund since October of 1997. Jeffrey W. Wardlow, Vice President of the Trust and of Loomis Sayles, has served as a portfolio manager of the Core Value Fund since its commencement of operations in 1991. Jerome A. Castellini, Vice President of the Trust and of Loomis Sayles, has served as the portfolio manager of the Mid-Cap Growth Fund since its commencement of operations in 1997. Scott S. Pape, Vice President of the Trust and of Loomis Sayles, has served as a portfolio manager of the Mid-Cap Growth Fund since its commencement of operations in 1997. Dean A. Gulis, Vice President of the Trust and of Loomis Sayles, has served as a portfolio manager of the Mid-Cap Value Fund since October of 1997, Dawn Alston Paige and Peter Ramsden, each a Vice President of Loomis Sayles, have served as portfolio managers of the Mid-Cap Value Fund since October 1998. Christopher R. Ely, Vice President of the Trust and of Loomis Sayles, has served as the portfolio manager, and Philip C. Fine and David L. Smith, Vice Presidents of the Trust and of Loomis Sayles, have served as assistant portfolio managers of the Small Cap Growth Fund since its commencement of operations in 1997. Jeffrey C. Petherick, Vice President of the Trust and of Loomis Sayles, has served as a portfolio manager of the Small Cap Value Fund since 1993 and Mary C. Champagne, Vice President of the Trust and of Loomis Sayles, has served as a portfolio manager of the Small Cap Value Fund since 1995. Philip J. Schettewi, Vice President of the Trust and Loomis Sayles, has served as the portfolio manager of the Strategic Value Fund since its commencement of operations in 1997. Daniel J. Fuss, President of the Trust and Executive Vice President of Loomis Sayles, has served as the portfolio manager of the domestic bonds sector of the Worldwide Fund since that Fund's commencement of operations in 1996. E. John deBeer, Vice President of the Trust and of Loomis Sayles, has served as portfolio manager of the international bonds sector of the Worldwide Fund since that Fund's commencement of operations in 1996. Quentin P. Faulkner, Vice President of the Trust and of Loomis Sayles, has served as the portfolio manager of the domestic equities sector of the Worldwide Fund since that Fund's commencement of operations in 1996. Paul H. Drexler, Vice President of the Trust and of Loomis Sayles, has served as the portfolio manager of the international equities sector of the Worldwide Fund since that Fund's commencement of operations in 1996 and of the International Equity Fund since 1996. Each of the foregoing, except Messrs. Carroll, Ely, Fine, Gulis and Smith, has been employed by Loomis Sayles for at least five years. Before joining Loomis Sayles in 1996, Mr. Carroll was a Managing Director and Senior Energy Analyst at PaineWebber, Inc. for more than five years. Prior to joining Loomis Sayles in 1996, Mr. Ely was Senior Vice President and Portfolio Manager, and Messrs. Fine and Smith were Vice Presidents and Portfolio Managers, of Keystone Investment Management Company, Inc. Prior to joining Loomis

Sayles in 1997, Mr. Gulis was a Principal and Director of Research at Roney & Company for more than five years.

                                 FUND EXPENSES

  Each Fund pays Loomis Sayles a monthly investment advisory fee at the following annual percentage rate of the Fund's average daily net assets:

   FUND                                                                     RATE
   ----                                                                     ----
   Core Value.............................................................. .50%
   International Equity.................................................... .75%
   Mid-Cap Growth.......................................................... .75%
   Mid-Cap Value........................................................... .75%
   Small Cap Growth........................................................ .75%
   Small Cap Value......................................................... .75%
   Strategic Value......................................................... .50%
   Worldwide............................................................... .75%

  In addition to the investment advisory fee, each Fund pays all expenses not expressly assumed by Loomis Sayles, including taxes, brokerage commissions, fees and expenses of registering or qualifying the Fund's shares under federal and state securities laws, fees of the Fund's custodian, transfer agent, independent accountants and legal counsel, expenses of shareholders' and trustees' meetings, 12b-1 fees, expenses of preparing, printing and mailing prospectuses to existing shareholders and fees of trustees who are not directors, officers or employees of Loomis Sayles and its affiliated companies.

  Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, each of the Funds pays the Distributor, a subsidiary of Loomis Sayles, a monthly distribution fee at an annual rate not to exceed 0.25% of the Fund's average net assets attributable to the Retail Class shares. The Distributor may pay all or any portion of the distribution fee to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares of the Funds, or for providing personal services to investors in Retail Class shares of the Funds and/or the maintenance of accounts, and may retain all or any portion of the distribution fee as compensation for the Distributor's services as principal underwriter of the Retail Class shares of the Funds. Loomis Sayles may pay certain broker-dealers or financial intermediaries whose customers are shareholders of the Funds a continuing fee at an annual rate of up to .25% of the value of Fund shares held for those customers' accounts. These fees are paid by Loomis Sayles out of its own assets and are not assessed against the Funds.

  Loomis Sayles has voluntarily agreed, for an indefinite period, to reduce its advisory fees and/or bear other Fund expenses to the extent necessary to limit total operating expenses of the Retail Class of shares of each Fund to the following annual percentage rate of the Fund's average daily net assets:

   FUND                                                                    RATE
   ----                                                                    -----
   Core Value............................................................. 1.10%
   International Equity................................................... 1.25%
   Mid-Cap Growth......................................................... 1.25%
   Mid-Cap Value.......................................................... 1.25%
   Small Cap Growth....................................................... 1.25%
   Small Cap Value........................................................ 1.25%
   Strategic Value........................................................ 1.25%
   Worldwide.............................................................. 1.25%

  Loomis Sayles may change or terminate these voluntary arrangements at any time, but the Funds' Prospectus would be supplemented to describe the change.

                            PORTFOLIO TRANSACTIONS

  Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the Funds' assets. The Funds anticipate that their portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may involve higher transaction costs and higher levels of taxable gains.

                            HOW TO PURCHASE SHARES

  An investor may make an initial purchase of shares of any Fund by submitting a completed application form and payment to:

     Boston Financial Data Services
     P.O. Box 8314
     Boston, Massachusetts 02266-8314
     Attn: Loomis Sayles Funds

  The minimum initial investment for the Retail Class of each Fund's shares is $25,000 in that Fund. This minimum initial investment does not apply to purchases through certain financial intermediaries including, but not limited to, certain financial advisers, broker dealers, 401(k) alliances, wrap programs, "no transaction fee" programs, bank trust departments, financial consultants and insurance companies. The minimum investment may be waived in whole or in part by Loomis Sayles in its sole discretion. Subsequent investments must be at least $50.

  Shares of any Fund may be purchased by (i) cash, (ii) exchanging Retail Class shares of any Fund (or any other series of Loomis Sayles Funds which offers Retail Class shares ) provided the value of the shares exchanged meets the investment minimum of the Fund into which the exchange is made,
(iii) exchanging securities on deposit with a custodian acceptable to Loomis Sayles or (iv) a combination of such securities and cash. Purchase of shares of a Fund in exchange for securities is subject in each case to the determination by Loomis Sayles that the securities to be exchanged are acceptable for purchase by the Fund. In all cases Loomis Sayles reserves the right to reject any securities that are proposed for exchange. Securities accepted by Loomis Sayles in exchange for Fund shares will be valued in the same manner as the Fund's assets, as described below, as of the time of the Fund's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. An investor who wishes to purchase shares by exchanging securities should obtain instructions by calling 800-633-3330, option 5 and asking for the Loomis Sayles Funds Shareholder Services Group.

  Loomis Sayles will not approve the acceptance of securities in exchange for shares of any Fund unless (1) Loomis Sayles, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund can be resold by the Fund without restriction under the Securities Act of 1933, as amended (the "Securities Act") or otherwise; and (3) the securities are eligible to be acquired under the Fund's investment policies and restrictions. No investor owning 5% or more of a Fund's shares may purchase additional shares of that Fund by exchange of securities.

  All purchases made by check should be in U.S. dollars and made payable to State Street Bank and Trust Company ("State Street Bank"). Third party checks will not be accepted. When purchases are made by check or periodic account investment, redemption will not be allowed until the investment being redeemed has been in the account for 15 calendar days.

  Upon acceptance of an investor's order, Boston Financial Data Services, Inc. ("BFDS"), the shareholder servicing agent for State Street Bank, opens an account, applies the payment to the purchase of full and fractional Fund shares and mails a statement of the account confirming the transaction.

  After an account has been established, an investor may send subsequent investments at any time directly to BFDS at the above address. The remittance must be accompanied by either the account identification slip detached from a statement of account or a note containing sufficient information to identify the account, i.e., the Fund name and the investor's account number or name and social security number.

  Subsequent investments can also be made by federal funds wire. Investors should instruct their banks to wire federal funds to State Street Bank and Trust Company, ABA #011000028. The text of the wire should read as follows:
"$    amount, STATE STREET BOS ATTN Mutual Funds. Credit Fund (Fund Name and
Retail Class), DDA #9904-622-9, Account Name, Account Number." A bank may charge a fee for transmitting funds by wire.

  Each Fund and the Distributor reserve the right to reject any purchase order, including orders in connection with exchanges, for any reason which the Fund or the Distributor in its sole discretion deems appropriate. Although the Funds do not presently anticipate that they will do so, each Fund reserves the right to suspend or change the terms of the offering of its shares.

  The price an investor pays will be the per share net asset value next calculated after a proper investment order is received by the Trust's transfer or other agent or subagent. Shares of each Fund are sold with no sales charge. The net asset value of each Fund's shares is calculated once daily as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading, by dividing the Fund's net assets by the number of shares outstanding. Portfolio securities are valued at their market value as more fully described in the Statement of Additional Information.

  The Distributor may accept telephone orders from broker-dealers who have been previously approved by the Distributor. It is the responsibility of such broker-dealers to promptly forward purchase or redemption orders to the Distributor. Although there is no sales charge imposed by the Fund or the Distributor, broker-dealers may charge the investor a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealer and not remitted to the Fund.

  Each Fund also offers an Institutional Class of shares that has a $1 million minimum investment for certain categories of investors and bears lower expenses. Because of its lower expenses, the Institutional Class of shares of each Fund is expected to have a higher total return than the Retail Class of shares.

  The Loomis Sayles Small Cap Value Fund also offers an Admin Class of shares that is offered exclusively through intermediaries, who will be the record owners of the shares. Because of its lower expenses, the Retail Class of shares of the Loomis Sayles Small Cap Value Fund is expected to have a higher total return than the Admin Class of shares.

                             SHAREHOLDER SERVICES

  The Funds offer the following shareholder services, which are more fully described in the Statement of Additional Information. Explanations and forms are available from BFDS. Telephone redemption and exchange privileges will be established automatically when an investor opens an account unless an investor elects on the application to decline the privileges. Other privileges must be specifically elected. A signature guarantee will be required to establish a privilege after an account is opened.

  FREE EXCHANGE PRIVILEGE. Retail Class shares of any Fund may be exchanged for Retail Class shares of any other Fund (or any other fund that is a series of Loomis Sayles Funds and that offers Retail Class shares) or for shares of certain money market funds advised by New England Funds Management, L.P., an affiliate of Loomis Sayles, provided the value of the shares exchanged meets the investment minimum of that Fund. Exchanges may be made by written instructions or by telephone, unless an investor elected on the application to decline telephone exchange privileges. The exchange privilege should not be viewed as a means for taking advantage of short-term swings in the market, and the Funds reserve the right to terminate or limit the privilege of any shareholder who makes more than four exchanges in any calendar year. The Funds may terminate or change the terms of the exchange privilege at any time, upon 60 days' notice to shareholders. An exchange is a taxable event for federal income tax purposes in which a gain or loss would be realized by an investor that is subject to federal income taxation.

  RETIREMENT PLANS. The Funds' shares may be purchased by all types of tax-deferred retirement plans. Loomis Sayles makes available retirement plan forms for IRAs.

  SYSTEMATIC WITHDRAWAL PLANS. If the value of an account is at least $25,000, an investor may have periodic cash withdrawals automatically paid to the investor or any person designated by the investor.

  AUTOMATIC INVESTMENT PLAN. Voluntary monthly investments of at least $50 may be made automatically by pre-authorized withdrawals from an investor's checking account.

                             HOW TO REDEEM SHARES

  An investor can redeem shares by sending a written request to Boston Financial Data Services, Inc., P.O. Box 8314, Boston, Massachusetts 02266. As described below, an investor may also redeem shares by calling BFDS at 800-626-9390. Proceeds resulting from a written or telephone redemption request can be wired to an investor's bank account or sent by check in the name of the registered owners to their record address.

  The written request must include the name of the Fund, the account number, the exact name(s) in which the shares are registered, and the number of shares or the dollar amount to be redeemed. All owners of the shares must sign the request in the exact names in which the shares are registered (this appears on an investor's confirmation statement) and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity). Investors requesting that redemption proceeds be wired to their bank accounts must provide specific wire instructions.

  If (1) an investor is redeeming shares worth more than $50,000, (2) an investor is requesting that the proceeds check be made out to someone other than the registered owners or be sent to an address other than the record address, (3) the account registration has changed within the last 30 days or
(4) an investor is instructing us to wire the proceeds to a bank account not designated on the application, the investor must have his or her signature guaranteed by an eligible guarantor. This requirement may be waived by Loomis Sayles in its sole discretion. Eligible guarantors include commercial banks, trust companies, savings associations, credit unions and brokerage firms that are members of domestic securities exchanges. Before submitting the redemption request, the investor should verify with the guarantor institution that it is an eligible guarantor. Signature guarantees by notaries public are not acceptable.

  When an investor telephones a redemption request, the proceeds are wired to the bank account previously chosen by the investor. A wire fee (currently $5) will be deducted from the proceeds. A telephonic redemption request must be received by BFDS prior to the close of regular trading on the New York Stock Exchange. If an investor telephones a request to BFDS after the Exchange closes or on a day when the Exchange is not open for business, BFDS cannot accept the request and a new one will be necessary.

  If an investor decides to change the bank account to which proceeds are to be wired, the investor must send in this change in writing with a signature guarantee. Telephonic redemptions may only be made if the investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. Unless the investor indicates otherwise on the account application, BFDS will be authorized to act upon redemption and exchange instructions received by telephone from the investor or any person claiming to act as the investor's representative who can provide BFDS with the investor's account registration and address as it appears on the records of State Street Bank. BFDS will employ these or other reasonable procedures to confirm that instructions communicated by telephone are genuine; the Fund, State Street

Bank, BFDS, the Distributor and Loomis Sayles will not be liable for any losses due to unauthorized or fraudulent instructions if these or other reasonable procedures are followed. For information, consult BFDS. In times of heavy market activity, an investor who encounters difficulty in placing a redemption or exchange order by telephone may wish to place the order by mail as described above.

  The redemption price will be the net asset value per share next determined after the redemption request and any necessary special documentation are received by BFDS in proper form.

  Proceeds resulting from a written redemption request will normally be mailed to an investor within seven days after receipt of the investor's request in good order. Telephonic redemption proceeds will normally be wired to an investor's bank on the first business day following receipt of a proper redemption request. If an investor purchased shares by check and the check was deposited less than fifteen days prior to the redemption request, the Fund may withhold redemption proceeds until the check has cleared.

  The Fund may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

                    CALCULATION OF PERFORMANCE INFORMATION

  "Total return" for the one-, five- and ten-year periods (or for the life of the class, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in a Fund. Total return may also be presented for other periods.

                DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

  The Funds declare and pay their net investment income to shareholders as dividends annually. Each Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any capital gain distributions are normally made annually, but may, to the extent permitted by law, be made more frequently as deemed advisable by the trustees of the Trust. The Trust's trustees may change the frequency with which the Funds declare or pay dividends.

  Dividends and capital gain distributions will automatically be reinvested in additional shares of the same Fund unless an investor has elected to receive cash. Each Fund intends to qualify as a regulated investment company under the Code. As such, so long as a Fund distributes substantially all its net investment income and net capital gains to its shareholders, the Fund itself does not pay any federal income tax to the extent such income and gains are so distributed.

  An investor's income dividends and short-term capital gain distributions (that is, net gains from securities held for not more than a year) are taxable as ordinary income whether distributed in cash or additional shares. Distributions designated by all Funds as deriving from net gains on securities held for more than one year will be taxable as such (generally at a 20% rate for noncorporate shareholders) whether distributed in cash or additional shares and regardless of how long an investor has owned shares of the Fund.

  A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution of net capital gains, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

  Each Fund is required to withhold 31% of any redemption proceeds (including the value of shares exchanged) and all income dividends and capital gain distributions it pays to an investor (1) if an investor does not provide a correct, certified taxpayer identification number, (2) if the Fund is notified that an investor has underreported income in the past, or (3) if an investor fails to certify to the Fund that the investor is not subject to such withholding.

  Certain designated dividends from the Funds are expected to be eligible for the dividends-received deduction for corporate shareholders that meet a holding period requirement.

  State Street Bank will send each investor and the IRS an annual statement detailing federal tax information, including information about dividends and distributions paid to the investor during the preceding year. Be sure to keep this statement as a permanent record. A fee may be charged for any duplicate information that an investor requests.

NOTE: The foregoing summarizes certain tax consequences of investing in the Funds. Before investing, an investor should consult his or her own tax adviser for more information concerning the federal, foreign, state and local tax consequences of investing in, redeeming or exchanging Fund shares.

INVESTMENT ADVISER
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02111

DISTRIBUTOR
Loomis Sayles Distributors, L.P.
One Financial Center
Boston, Massachusetts 02111

TRANSFER AND DIVIDEND PAYING AGENT
AND CUSTODIAN OF ASSETS
State Street Bank and Trust Company
Boston, Massachusetts 02102

SHAREHOLDER SERVICING AGENT FOR
STATE STREET BANK AND TRUST COMPANY
Boston Financial Data Services, Inc.
P.O. Box 8314
Boston, Massachusetts 02266

LEGAL COUNSEL
Ropes & Gray
One International Place
Boston, Massachusetts 02110

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
One Post Office Square
Boston, Massachusetts 02109

[LOGO OF LOOMIS SAYLES FUNDS APPEARS HERE]

 ONE FINANCIAL CENTER . BOSTON, MASSACHUSETTS 02111 . (800) 633-3330

THE LOOMIS SAYLES FUNDS--FIXED INCOME FUNDS

 INSTITUTIONAL CLASS SHARES OF:

  LOOMIS SAYLES BOND FUND
  LOOMIS SAYLES GLOBAL BOND FUND
  LOOMIS SAYLES INTERMEDIATE MATURITY BOND FUND

  LOOMIS SAYLES INVESTMENT GRADE BOND FUND
  LOOMIS SAYLES SHORT-TERM BOND FUND

PROSPECTUS                                                      JANUARY 1, 1999

THE LOOMIS SAYLES FUNDS--FIXED INCOME FUNDS

  Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Intermediate Maturity Bond Fund, Loomis Sayles Investment Grade Bond Fund, and Loomis Sayles Short-Term Bond Fund (the "Funds" and each a "Fund"), each a series of Loomis Sayles Funds, are separately managed, no-load mutual funds, each of which has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each Fund.

  The Funds offer two classes of shares: an Institutional Class that is described in this Prospectus and a Retail Class, which generally has a lower minimum investment and bears higher expenses, that is described in a separate prospectus. The Loomis Sayles Bond Fund also offers a third class of shares: an Admin Class, bearing higher expenses than the Institutional or Retail Class, that is described in a separate prospectus. This Prospectus concisely describes the information that an investor should know before investing in the Institutional Class shares of any Fund. Please read it carefully and keep it for future reference. A Statement of Additional Information (SAI) dated January 1, 1999, as revised from time to time, is available free of charge; write to Loomis Sayles Distributors, L.P. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111 or telephone 800-633-3330. The SAI, which contains more detailed information about the Funds, has been filed with the Securities and Exchange Commission (the "SEC") and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the Prospectus). To obtain more information about the Retail Class or Admin Class of shares, please call the Distributor toll-free at 800-633-3330, contact your financial intermediary, or visit our Internet Website (http://www.loomissayles.com).

  For information about:                    For all other information about
   .Establishing an account                 the Funds:
   .Account procedures and status           CALL 800-633-3330
   .Exchanges
   .Shareholder services
  CALL 800-626-9390

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
SUMMARY OF EXPENSES.......................................................   3
FINANCIAL HIGHLIGHTS......................................................   4
THE TRUST.................................................................   9
INVESTMENT OBJECTIVES AND POLICIES........................................   9
MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISK CONSIDERATIONS.....  14
THE FUNDS' INVESTMENT ADVISER.............................................  25
FUND EXPENSES.............................................................  26
PORTFOLIO TRANSACTIONS....................................................  27
HOW TO PURCHASE SHARES....................................................  28
SHAREHOLDER SERVICES......................................................  30
HOW TO REDEEM SHARES......................................................  31
CALCULATION OF PERFORMANCE INFORMATION....................................  33
DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES...........................  33
APPENDIX A
  DESCRIPTION OF BOND RATINGS.............................................  35

                              SUMMARY OF EXPENSES
           (FOR AN INSTITUTIONAL CLASS SHARE OF EACH INDICATED FUND)

  The following information is provided as an aid in understanding the various expenses that an investor in a Fund will bear indirectly. The information below is based on expenses for the Funds' most recent fiscal year, and should not be considered a representation of past or future expenses, as actual expenses may be greater or less than those shown. Also, the 5% annual return assumed in the Example should not be considered a representation of investment performance, as actual performance will vary.

                                               INTERMEDIATE INVESTMENT
                                     GLOBAL      MATURITY     GRADE     SHORT-TERM
                            BOND      BOND         BOND        BOND        BOND
                            FUND      FUND         FUND        FUND        FUND
                            ----     ------    ------------ ----------  ----------
 Shareholder Transaction
  Expenses:
 Maximum Sales Load
  Imposed on Purchases
  (as % of offering
  price).................   none      none         none        none        none
 Maximum Sales Load
  Imposed on Reinvested
  Dividends (as % of
  offering price)........   none      none         none        none        none
 Maximum Deferred Sales
  Load (as % of original
  purchase price or
  redemption proceeds)...   none      none         none        none        none
 Redemption Fees/1.......   none      none         none        none        none
 Exchange Fees...........   none      none         none        none        none
 Annual Fund Operating
  Expenses (as a
  percentage of average
  net assets):
 Management Fees.........    .60%      .60%         .40%        .40%        .00%/2/
 12b-1 Fees..............   none      none         none        none        none
 Other Operating Expenses
  (after expense
  reimbursements where
  indicated).............    .15%/3/   .30%/3/      .15%/3/     .15%/3/     .25%/2/
 Total Fund Operating
  Expenses (after expense
  reimbursements where
  indicated).............    .75%/3/   .90%/3/      .55%/3/     .55%/3/     .25%/2/
 Example:
 An investor would pay
  the following expenses
  on a $1,000 investment
  assuming a 5% annual
  return (with or without
  a redemption at the end
  of each time period):
 One Year................    $ 8      $  9          $ 6         $ 6         $ 3
 Three Years.............    $24      $ 29          $18         $18         $ 8
 Five Years..............    $42      $ 50          $31         $31         $14
 Ten Years...............    $93      $111          $69         $69         $32

-----------
/1/A $5 charge applies to any wire transfer of redemption proceeds from any Fund.

/2/Loomis Sayles has voluntarily agreed until December 31, 1999 to waive its Management Fees for the Short-Term Bond Fund and limit the Fund's Total Operating expenses to 0.25%. Without this agreement, Management Fees, Other Operating Expenses and Total Operating Expenses would have been 0.25%, 0.58% and 0.83%, respectively.

/3/Loomis Sayles has voluntarily agreed, for an indefinite period, to limit the Funds' Total Operating Expenses to the percentages of net assets shown in the table. Without this agreement, Other Operating Expenses and Total Operating Expenses would have been 0.16% and 0.76%, respectively, for the Bond Fund, 0.58% and 1.18%, respectively, for the Global Bond Fund, 1.87% and 2.27%, respectively, for the Intermediate Maturity Bond Fund and 3.79% and 4.19%, respectively, for the Investment Grade Bond Fund.

                             FINANCIAL HIGHLIGHTS
           (FOR AN INSTITUTIONAL CLASS SHARE OF EACH INDICATED FUND
                 OUTSTANDING THROUGHOUT THE INDICATED PERIODS)

  The financial highlights tables that follow have been audited by PricewaterhouseCoopers LLP, independent accountants. The following information should be read in conjunction with the financial highlights, financial statements and the notes thereto contained in the Funds' 1998 Annual Report, which is incorporated by reference in this Prospectus and the Statement of Additional Information.

                                                                 BOND FUND
                                       -------------------------------------------------------------------
                             NINE
                            MONTHS                                                                MAY 16**
                            ENDED                      YEAR ENDED DEC. 31,                           TO
                          SEPT. 30*    ---------------------------------------------------------  DEC. 31,
                             1998         1997       1996      1995     1994     1993     1992      1991
                          ----------   ----------  --------  --------  -------  -------  -------  --------
Net asset value,
 beginning of period....  $    12.83   $    12.38  $  12.29  $  10.05  $ 11.37  $ 10.36  $ 10.23   $10.00
                          ----------   ----------  --------  --------  -------  -------  -------   ------
Income from investment
 operations--
 Net investment income
  (loss)................        0.69         0.86      0.86      0.82     0.83     0.84     0.76     0.52
 Net realized and
  unrealized gain (loss)
  on investments........       (0.78)        0.67      0.35      2.32    (1.29)    1.43     0.67     0.36
                          ----------   ----------  --------  --------  -------  -------  -------   ------
 Total from investment
  operations............       (0.09)        1.53      1.21      3.14    (0.46)    2.27     1.43     0.88
                          ----------   ----------  --------  --------  -------  -------  -------   ------
Less distributions--
 Dividends from net
  investment income.....       (0.44)       (0.86)    (0.86)    (0.82)   (0.84)   (0.81)   (0.76)   (0.52)
 Distributions in excess
  of net investment
  income................        0.00         0.00      0.00      0.00    (0.02)    0.00     0.00     0.00
 Distributions from net
  realized capital
  gains.................        0.00        (0.22)    (0.26)    (0.08)    0.00    (0.45)   (0.54)   (0.13)
                          ----------   ----------  --------  --------  -------  -------  -------   ------
 Total distributions....       (0.44)       (1.08)    (1.12)    (0.90)   (0.86)   (1.26)   (1.30)   (0.65)
                          ----------   ----------  --------  --------  -------  -------  -------   ------
Net asset value, end of
 period.................  $    12.30   $    12.83  $  12.38  $  12.29  $ 10.05  $ 11.37  $ 10.36   $10.23
                          ==========   ==========  ========  ========  =======  =======  =======   ======
Total return (%)***.....        (0.9)+       12.7      10.3      32.0     (4.1)    22.2     14.3      8.9+
Net assets, end of
 period (000)...........  $1,455,312   $1,261,910  $541,244  $255,710  $82,985  $64,222  $18,472   $9,922
Ratio of operating
 expenses to average net
 assets (%)****.........        0.75++       0.75      0.75      0.79     0.84     0.94     1.00     1.00++
Ratio of net investment
 income to average net
 assets (%).............        7.34++       7.36      7.93      8.34     7.92     8.26     7.50     8.97++
Portfolio turnover rate
 (%)....................          24+          41        42        35       87      170      101      126+
Without giving effect to
 voluntary expense
 limitations:
 The ratio of operating
  expenses to average
  net assets would have
  been (%)..............        0.76++       0.77      0.75      0.79     0.84     0.94     1.55     1.78++
 Net investment income
  per share would have
  been..................  $     0.69   $     0.85  $   0.86  $   0.82  $  0.83  $  0.84  $  0.70   $ 0.47

-----------
   * The fund's fiscal year-end changed to September 30 from December 31. ** Commencement of investment operations.
 *** Total returns would have been lower had the adviser not reduced its advisory fee and/or borne other operating expenses.
**** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.

   + Periods less than one year are not annualized.

  ++ Computed on an annualized basis.

                                                    GLOBAL BOND FUND
                          ---------------------------------------------------------------------------
                              NINE
                             MONTHS                                                          MAY 10**
                              ENDED                  YEAR ENDED DEC. 31,                        TO
                          SEPTEMBER 30* ---------------------------------------------------  DEC. 31,
                              1998       1997     1996     1995     1994     1993     1992     1991
                          ------------- -------  -------  -------  -------  -------  ------  --------
Net asset value,
 beginning of period....     $ 11.83    $ 12.35  $ 11.39  $  9.82  $ 11.06  $ 10.32  $11.38   $10.00
                             -------    -------  -------  -------  -------  -------  ------   ------
Income from investment
 operations--
 Net investment income
  (loss)................        0.53       0.71     0.44     1.04     0.67     0.54    0.70     0.37
 Net realized and
  unrealized gain (loss)
  on investments........       (0.43)     (0.42)    1.27     1.31    (1.63)    0.96   (0.60)    1.31
                             -------    -------  -------  -------  -------  -------  ------   ------
 Total from investment
  operations............        0.10       0.29     1.71     2.35    (0.96)    1.50    0.10     1.68
                             -------    -------  -------  -------  -------  -------  ------   ------
Less distributions--
 Dividends from net
  investment income.....        0.00      (0.69)   (0.75)   (0.78)   (0.04)   (0.49)  (0.77)   (0.30)
 Distributions in excess
  of net investment
  income................        0.00      (0.12)    0.00     0.00     0.00     0.00    0.00     0.00
 Distributions from net
  realized capital
  gains.................        0.00       0.00     0.00     0.00     0.00    (0.27)  (0.39)    0.00
 Distributions from
  capital...............        0.00       0.00     0.00     0.00    (0.24)    0.00    0.00     0.00
                             -------    -------  -------  -------  -------  -------  ------   ------
 Total distributions....        0.00      (0.81)   (0.75)   (0.78)   (0.28)   (0.76)  (1.16)   (0.30)
                             -------    -------  -------  -------  -------  -------  ------   ------
Net asset value, end of
 period.................     $ 11.93    $ 11.83  $ 12.35  $ 11.39  $  9.82  $ 11.06  $10.32   $11.38
                             =======    =======  =======  =======  =======  =======  ======   ======
Total return (%)***.....         0.9+       2.3     15.0     23.9     (8.7)    14.6     0.8     16.9+
Net assets, end of
 period (000)...........     $29,860    $28,401  $26,513  $10,304  $25,584  $21,378  $9,968   $4,308
Ratio of operating
 expenses to average net
 assets (%)****.........        0.90++     0.90     1.50     1.50     1.30     1.50    1.50     1.50++
Ratio of net investment
 income to average net
 assets (%).............        6.00++     5.88     6.37     8.17     7.02     5.54    6.99     6.81++
Portfolio turnover rate
 (%)....................          28+        75      131      148      153      150      72      137+
Without giving effect to
 voluntary expense
 limitations:
 The ratio of operating
  expenses to average
  net assets would have
  been (%)..............        1.18++     1.22     1.77     1.69     1.30     1.51    2.58     3.99++
 Net investment income
  per share would have
  been..................     $  0.51    $  0.67  $  0.42  $  1.02  $  0.67  $  0.54  $ 0.59   $ 0.23

----------
   * The Fund's fiscal year-end changed to September 30 from December 31. ** Commencement of investment operations.
 *** Total returns would have been lower had the adviser not reduced its advisory fee and/or borne other operating expenses.
**** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.

   + Periods less than one year are not annualized.

  ++ Computed on an annualized basis.

                                         INTERMEDIATE MATURITY BOND FUND
                                      --------------------------------------
                                             NINE                JAN. 2**
                                            MONTHS                  TO
                                            ENDED                DEC. 31,
                                      SEPTEMBER 30* 1998           1997
                                      ------------------     ---------------
Net asset value, beginning of
 period.............................     $         10.03      $         10.00
                                         ---------------      ---------------
Income from investment operations--
 Net investment income (loss).......                0.51***              0.64***
 Net realized and unrealized gain
  (loss) on investments.............               (0.16)                0.00
                                         ---------------      ---------------
 Total from investment operations...                0.35                 0.64
                                         ---------------      ---------------
Less distributions--
 Dividends from net investment
  income............................               (0.32)               (0.56)
 Distributions in excess of net
  investment income.................                0.00                (0.03)
 Distributions from net realized
  capital gains.....................                0.00                (0.02)
                                         ---------------      ---------------
 Total distributions................               (0.32)               (0.61)
                                         ---------------      ---------------
Net asset value, end of period......          $    10.06      $         10.03
                                         ===============      ===============
Total return (%)****................                 3.5+                 6.4+
Net assets, end of period (000).....     $         8,601      $         6,305
Ratio of operating expenses to
 average net assets (%)++...........                0.55+++              0.55 +++
Ratio of net investment income to
 average net assets (%).............                6.71+++              6.38 +++
Portfolio turnover rate (%).........                  32+                 119+
Without giving effect to voluntary
 expense limitations:
 The ratio of operating expenses to
  average net assets would have been
  (%)...............................                2.27+++              3.66 +++
 Net investment income per share
  would have been...................     $          0.38***   $          0.29***

-----------
   * The Fund's fiscal year-end changed to September 30 from December 31.
  ** Commencement of investment operations.
 *** Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
**** Total returns would have been lower had the adviser not reduced its advisory fee and/or borne other operating expenses.

   + Periods less than one year are not annualized.

  ++ The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.

 +++ Computed on an annualized basis.

                                                         INVESTMENT GRADE BOND
                                                                  FUND
                                                         ----------------------
                                                          NINE MONTHS  JAN. 2**
                                                             ENDED        TO
                                                         SEPTEMBER 30* DEC. 31,
                                                             1998        1997
                                                         ------------- --------
Net asset value, beginning of period...................     $10.59      $10.00
                                                            ------      ------
Income from investment operations--
 Net investment income (loss)..........................       0.52        0.65
 Net realized and unrealized gain (loss) on
  investments..........................................      (0.50)       0.77
                                                            ------      ------
 Total from investment operations......................       0.02        1.42
                                                            ------      ------
Less distributions--
 Dividends from net investment income..................      (0.33)      (0.63)
 Distributions in excess of net investment income......       0.00       (0.08)
 Distributions from net realized capital gains.........       0.00       (0.12)
                                                            ------      ------
 Total distributions...................................      (0.33)      (0.83)
                                                            ------      ------
Net asset value, end of period.........................     $10.28      $10.59
                                                            ======      ======
Total return (%)***....................................        0.0+       14.5+
Net assets, end of period (000)........................     $2,778      $2,445
Ratio of operating expenses to average net assets
 (%)****...............................................       0.55++      0.55++
Ratio of net investment income to average net assets
 (%)...................................................       6.68++      6.74++
Portfolio turnover rate (%)............................         48+        112+
Without giving effect to voluntary expense limitations:
 The ratio of operating expenses to average net assets
  would have been (%)..................................       4.19++      7.59++
 Net investment income per share would have been.......     $ 0.24      $(0.03)

-----------
   * The Fund's fiscal year-end changed to September 30 from December 31. ** Commencement of investment operations.
 *** Total returns would have been lower had the adviser not reduced its advisory fee and/or borne other operating expenses.
**** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.

   + Periods less than one year are not annualized.

  ++ Computed on an annualized basis.

                                             SHORT-TERM BOND FUND
                          ----------------------------------------------------------------
                            NINE
                           MONTHS                                                 AUG. 3**
                            ENDED          YEAR ENDED DEC. 31,                       TO
                          SEPT. 30*  ----------------------------------           DEC. 31
                            1998      1997     1996     1995     1994     1993      1992
                          ---------  -------  -------  -------  -------  -------  --------
Net asset value,
 beginning of period....   $  9.75   $  9.70  $  9.81  $  9.46  $  9.95  $  9.87   $10.00
                           -------   -------  -------  -------  -------  -------   ------
Income from investment
 operations--
 Net investment income..      0.44      0.61     0.55     0.63     0.66     0.59     0.22
 Net realized and
  unrealized gain (loss)
  on investments........      0.21      0.06    (0.11)    0.35    (0.49)    0.08    (0.13)
                           -------   -------  -------  -------  -------  -------   ------
 Total from investment
  operations............      0.65      0.67     0.44     0.98     0.17     0.67     0.09
                           -------   -------  -------  -------  -------  -------   ------
Less distributions--
 Dividends from net
  investment income.....     (0.44)    (0.62)   (0.55)   (0.63)   (0.66)   (0.59)   (0.22)
                           -------   -------  -------  -------  -------  -------   ------
 Total distributions....     (0.44)    (0.62)   (0.55)   (0.63)   (0.66)   (0.59)   (0.22)
                           -------   -------  -------  -------  -------  -------   ------
Net asset value, end of
 period.................   $  9.96   $  9.75  $  9.70  $  9.81  $  9.46  $  9.95   $ 9.87
                           =======   =======  =======  =======  =======  =======   ======
Total return (%)***.....       6.8+      7.1      4.7     10.6      1.8      7.0      0.9+
Net assets, end of
 period (000)...........   $27,288   $18,792  $18,229  $26,039  $19,440  $15,226   $5,121
Ratio of operating
 expenses to average net
 assets (%)****.........      0.50++    0.50     1.00     1.00     1.00     1.00     1.00++
Ratio of net investment
 income to average net
 assets (%).............      5.94++    6.34     5.69     6.46     6.88     5.97     5.49++
Portfolio turnover rate
 (%)....................        47+       91      120      214       34       81       31+
Without giving effect to
 voluntary expense
 limitations:
 The ratio of operating
  expenses to average
  net assets would have
  been (%)..............      0.83++    1.19     1.17     1.03     1.33     1.55     3.74++
 Net investment income
  per share would have
  been..................   $  0.41   $  0.55  $  0.53  $  0.62  $  0.63  $  0.54   $ 0.11

-----------
   * The Fund's fiscal year-end changed to September 30 from December 31. ** Commencement of investment operations.
 *** Total returns would have been lower had the adviser not reduced its advisory fee and/or borne other operating expenses.
**** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.

   + Periods less than one year are not annualized.

  ++ Computed on an annualized basis.
NOTE: Further information about each Fund's performance is contained in the Funds' annual report to shareholders, which may be obtained without charge.

                                   THE TRUST

  Each Fund is a series of Loomis Sayles Funds (the "Trust"). The Trust is a diversified open-end management investment company organized as a Massachusetts business trust on February 20, 1991. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. Shares are freely transferable and entitle shareholders to receive dividends as determined by the Trust's board of trustees and to cast a vote for each share held at shareholder meetings. The Trust does not generally hold shareholder meetings and will do so only when required by law. Shareholders may call meetings to consider removal of the Trust's trustees.

                      INVESTMENT OBJECTIVES AND POLICIES

LOOMIS SAYLES BOND FUND

  The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

  The Fund seeks to achieve its objective by normally investing substantially all of its assets in fixed income securities, although up to 20% of its total assets may be invested in preferred stocks. At least 65% of the Fund's total assets will normally be invested in bonds. The fixed income securities in which the Fund may invest include corporate securities, securities issued or guaranteed by the U.S. Government or its authorities or instrumentalities ("U.S. Government Securities"), commercial paper, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations ("CMOs"), asset-backed securities, when-issued securities, real estate investment trusts ("REITs"), Rule 144A securities, repurchase agreements and convertible securities. The Fund may engage in options and futures transactions, repurchase transactions, foreign currency hedging transactions and swap transactions.

  The Fund may invest any portion of its assets in securities of Canadian issuers, and up to 20% of its total assets in securities of other foreign issuers. The Fund may also invest up to 35% of its total assets in securities of below investment grade quality (commonly known as "junk bonds"). Securities of below investment grade quality are securities rated below the top four rating categories by each major rating agency that has rated the security, including securities in the lowest rating categories, and unrated securities that Loomis Sayles determines to be of comparable quality.

  The percentages of the Fund's assets invested as of September 30, 1998 in securities assigned to the various rating categories by Standard & Poor's and

Moody's Investors Service, Inc. ("Moody's") at the time of purchase or, if unrated, determined by Loomis Sayles to be of comparable quality, were as follows:

                                             STANDARD
                                             & POOR'S UNRATED* MOODY'S UNRATED**
                                             -------- -------- ------- ---------
   AAA/Aaa..................................  21.36%   1.55%   17.98%      --
   AA/Aa....................................  11.87%   0.31%   16.14%    0.31%
   A/A......................................   7.22%   0.43%    6.95%    0.78%
   BBB/Baa..................................  24.16%   0.66%   22.73%    0.37%
   BB/Ba....................................  15.27%   5.38%   12.11%    3.24%
   B/B......................................   6.12%     --    15.39%      --
   CCC/Caa..................................   5.59%     --     3.62%      --
   CC/Ca....................................   0.02      --     0.39%      --
   C/C......................................     --      --       --       --
   D........................................     --      --       --       --

-----------

* Unrated by Standard & Poor's but determined to be of comparable quality by Loomis Sayles.

** Unrated by Moody's but determined to be of comparable quality by Loomis
   Sayles.

LOOMIS SAYLES GLOBAL BOND FUND

  The Fund's investment objective is high total investment return through a combination of high current income and capital appreciation.

  The Fund seeks to achieve its objective by investing primarily in investment grade fixed income securities denominated in various currencies, including U.S. dollars, or in multicurrency units. Under normal conditions, the Fund will invest at least 65% of its total assets in fixed income securities of issuers from at least three countries, which may include the United States, and no more than 40% of its total assets in issuers headquartered in any one country. However, up to 100% of the Fund's total assets may be denominated in U.S. dollars. The Fund may also invest up to 20% of its total assets in securities of below investment grade quality (commonly known as "junk bonds"). The fixed income securities in which the Fund may invest include corporate securities, U.S. Government Securities, commercial paper, zero coupon securities, mortgage-backed securities, CMOs, asset-backed securities, when-issued securities, Rule 144A securities, repurchase agreements and convertible securities. The Fund may engage in options and futures transactions, repurchase transactions, foreign currency hedging transactions and swap transactions.

  The percentages of the Fund's assets invested as of September 30, 1998 in securities assigned to the various rating categories by Standard & Poor's and Moody's Investors Service, Inc. ("Moody's") at the time of purchase or, if unrated, determined by Loomis Sayles to be of comparable quality, were as follows:

                                             STANDARD
                                             & POOR'S UNRATED* MOODY'S UNRATED**
                                             -------- -------- ------- ---------
   AAA/Aaa..................................  50.05%   11.15%  43.24%   10.63%
   AA/Aa....................................   2.72%      --   10.66%      --
   A/A......................................   3.15%      --    3.10%      --
   BBB/Baa..................................  11.67%    1.34%  12.53%    1.32%
   BB/Ba....................................   9.15%    8.71%   6.74%    6.88%
   B/B......................................   2.06%      --    4.89%      --
   CCC/Caa..................................     --       --      --       --
   CC/Ca....................................     --       --      --       --
   C/C......................................     --       --      --       --
   D........................................     --       --      --       --

-----------

* Unrated by Standard & Poor's but determined to be of comparable quality by Loomis Sayles.

** Unrated by Moody's but determined to be of comparable quality by Loomis
   Sayles.

LOOMIS SAYLES INTERMEDIATE MATURITY BOND FUND

  The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

  The Fund seeks to achieve its objective by normally investing at least 90% of its total assets in fixed income securities of investment grade quality and to maintain an average dollar weighted maturity of between three and ten years. For purposes of the 90% test, a security will be treated as being of investment grade quality if it is rated by at least one major rating agency in one of its top four rating categories at the time of purchase or, if unrated, is determined by Loomis Sayles to be of comparable quality. The Fund may also invest up to 10% of its total assets in fixed income securities of below investment grade quality (commonly known as "junk bonds"). The fixed income securities in which the Fund may invest include corporate securities, U.S. Government Securities, commercial paper, zero coupon securities, mortgage-backed securities, CMOs, asset-backed securities, when-issued securities, REITs, Rule 144A securities, repurchase agreements and convertible securities. The Fund may engage in options and futures transactions, repurchase transactions, foreign currency hedging transactions, swap transactions and securities lending. The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its total assets in securities of other foreign issuers.

  The percentages of the Fund's assets invested as of September 30, 1998 in securities assigned to the various rating categories by Standard & Poor's and Moody's Investors Service, Inc. ("Moody's") at the time of purchase or, if unrated, determined by Loomis Sayles to be of comparable quality, were as follows:

                                             STANDARD
                                             & POOR'S UNRATED* MOODY'S UNRATED**
                                             -------- -------- ------- ---------
   AAA/Aaa..................................  21.55%   2.06%   20.37%     --
   AA/Aa....................................     --      --     2.34%     --
   A/A......................................  13.63%     --     5.40%     --
   BBB/Baa..................................  54.30%     --    54.68%     --
   BB/Ba....................................   6.40%     --    11.82%     --
   B/B......................................   2.05%     --     5.40%     --
   CCC/Caa..................................     --      --       --      --
   CC/Ca....................................     --      --       --      --
   C/C......................................     --      --       --      --
   D........................................     --      --       --      --

-----------

* Unrated by Standard & Poor's but determined to be of comparable quality by Loomis Sayles.

** Unrated by Moody's but determined to be of comparable quality by Loomis
   Sayles.

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

  The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

  The Fund seeks to achieve its objective by normally investing at least 65% of its total assets in fixed income securities of investment grade quality. Up to 20% of the Fund's total assets may be invested in preferred stocks. The Fund may also invest up to 10% of its total assets in fixed income securities of below investment grade quality (commonly known as "junk bonds"). The fixed income securities in which the Fund may invest include corporate securities, U.S. Government Securities, commercial paper, zero coupon securities, mortgage-backed securities, CMOs, asset-backed securities, when-issued securities, REITs, Rule 144A securities, repurchase agreements and convertible securities. The Fund may engage in options and futures transactions, repurchase transactions, foreign currency hedging transactions, swap transactions and securities lending. The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its total assets in the securities of other foreign issuers.

  The percentages of the Fund's assets invested as of September 30, 1998 in securities assigned to the various rating categories by Standard & Poor's and Moody's Investors Service, Inc. ("Moody's") at the time of purchase or, if unrated, determined by Loomis Sayles to be of comparable quality, were as follows:

                                             STANDARD
                                             & POOR'S UNRATED* MOODY'S UNRATED**
                                             -------- -------- ------- ---------
   AAA/Aaa..................................  10.46%     --     5.97%      --
   AA/Aa....................................  17.61%     --    19.05%      --
   A/A......................................  15.66%   1.15%   13.35%    2.96%
   BBB/Baa..................................  43.94%   3.70%   35.99%      --
   BB/Ba....................................   3.39%   2.42%   18.21%    1.23%
   B/B......................................     --      --     1.88%      --
   CCC/Caa..................................   1.65%     --     1.35%      --
   CC/Ca....................................     --      --       --       --
   C/C......................................     --      --       --       --
   D........................................     --      --       --       --

-----------

* Unrated by Standard & Poor's but determined to be of comparable quality by Loomis Sayles.

** Unrated by Moody's but determined to be of comparable quality by Loomis
   Sayles.


LOOMIS SAYLES SHORT-TERM BOND FUND

  The Fund's investment objective is high total investment return through a combination of current income and capital appreciation with relatively low fluctuation in net asset value.

  The Fund seeks to achieve its objective by normally investing substantially all of its assets in fixed income securities, although up to 20% of its total assets may be invested in non-convertible preferred stock. At least 65% of the Fund's total assets will normally be invested in bonds with a remaining maturity of 5 years or less. The Fund may invest up to 20% of its total assets in securities of foreign issuers. The Fund may also invest up to 20% of its total assets in securities of below investment grade quality (commonly known as "junk bonds"). The fixed income securities in which the Fund may invest include corporate securities, U.S. Government Securities, commercial paper, zero coupon securities, mortgage-backed securities, CMOs, asset-backed securities, when-issued securities, REITs, Rule 144A securities, repurchase agreements and convertible securities. The Fund may engage in options and futures transactions, repurchase transactions, foreign currency hedging transactions and swap transactions.

  In an effort to minimize fluctuations in market value, the Fund is expected to maintain an average dollar-weighted maturity of between one and three years.

  The percentages of the Fund's assets invested as of September 30, 1998 in securities assigned to the various rating categories by Standard & Poor's and

Moody's Investors Service, Inc. ("Moody's") at the time of purchase or, if unrated, determined by Loomis Sayles to be of comparable quality, were as follows:

                                             STANDARD
                                             & POOR'S UNRATED* MOODY'S UNRATED**
                                             -------- -------- ------- ---------
   AAA/Aaa..................................  37.07%   18.26%  53.38%     --
   AA/Aa....................................     --       --    4.01%     --
   A/A......................................  12.27%    2.14%  13.12%     --
   BBB/Baa..................................  23.30%      --   20.59%     --
   BB/Ba....................................   5.32%      --    8.90%     --
   B/B......................................   1.65%      --       -      --
   CCC/Caa..................................     --       --      --      --
   CC/Ca....................................     --       --      --      --
   C/C......................................     --       --      --      --
   D........................................     --       --      --      --

-----------

* Unrated by Standard & Poor's but determined to be of comparable quality by Loomis Sayles.

** Unrated by Moody's but determined to be of comparable quality by Loomis
   Sayles.

ALL FUNDS

  For temporary defensive purposes, each Fund may invest any portion of its assets in fixed income securities, cash or any other securities deemed appropriate by Loomis Sayles.

  Except for each Fund's investment objective, and any investment policies that are identified as "fundamental," all of the investment policies of each Fund may be changed without a vote of Fund shareholders.

                 MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS
                            AND RISK CONSIDERATIONS

DEBT AND OTHER FIXED INCOME SECURITIES

  Each of the Funds may invest in fixed income securities of any maturity, although the Short-Term Bond Fund expects to maintain an average dollar weighted maturity of less than three years, and the Intermediate Maturity Bond Fund expects to maintain an average dollar weighted maturity of between three and ten years. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private issuers. Because interest rates vary, it is impossible to predict the income of a Fund that invests in fixed income securities for any particular period. The net asset value of such a Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

  Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest.

U.S. GOVERNMENT SECURITIES

  U.S. Government Securities have different kinds of government support. For example, some U.S. Government Securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government Securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States.

  Although U.S. Government Securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government Securities do go up and down as interest rates change. Thus, for example, the value of an investment in a Fund that holds U.S. Government Securities may fall during times of rising interest rates. Yields on U.S. Government Securities tend to be lower than those on corporate securities of comparable maturities.

  Some U.S. Government Securities, such as Government National Mortgage Association Certificates ("GNMA"), are known as "mortgage-backed" securities. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government Securities are passed through to the holders of the security. If a Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities.

  In addition to investing directly in U.S. Government Securities, the Funds may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government Securities. These investment instruments may be highly volatile.

TAX EXEMPT SECURITIES

  Issuers of tax exempt securities may make interest and principal payments from money raised through a variety of sources, including (1) the issuer's general taxing power, (2) a specific type of tax, such as a property tax, or
(3) a particular facility or project, such as a highway. The ability of an issuer of tax exempt bonds to make these payments could be affected by litigation, legislation or other political events, or the bankruptcy of the issuer. The interest on tax exempt securities issued after August 15, 1986 is retroactively taxable from the date of issuance if the issuer does not comply with certain requirements concerning the use of bond proceeds and the application of earnings on bond proceeds.

LOWER RATED FIXED INCOME SECURITIES

  Each Fund may invest a portion of its total assets in securities rated below investment grade (commonly referred to as "junk bonds"). The Bond Fund may invest up to 35%, the Global Bond and Short-Term Bond Funds each may invest up to 20%, the Investment Grade Bond and Intermediate Maturity Bond Funds each may invest up to 10% of its total assets in such securities. For purposes of the foregoing percentages, a security will be treated as being of investment grade quality if at the time a Fund acquires it at least one major rating agency has rated the security in its top four rating categories (even if another such agency has issued a lower rating), or if the security is unrated but Loomis Sayles determines it to be of investment grade quality. Lower rated fixed income securities generally provide higher yields, but are subject to greater credit and market risk, than higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a Fund investing in lower rated fixed income securities may be more dependent on Loomis Sayles' own credit analysis than is the case with higher quality bonds. The market for lower rated fixed income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Securities in the lowest rating categories may be in poor standing or in default. Securities in the lowest investment grade category (BBB or Baa) have some speculative characteristics.

  For more information about the ratings services' descriptions of the various rating categories, see Appendix A.

COMMON STOCKS AND OTHER EQUITY SECURITIES

  Common stocks and similar equity securities, such as warrants and convertibles, are volatile and more risky than some other forms of investment.

The value of an investment in a Fund that invests in equity securities may sometimes decrease. Equity securities of companies with relatively small market capitalization may be more volatile than the securities of larger, more established companies and than the broad equity market indexes.

ZERO COUPON SECURITIES

  Each Fund may invest in "zero coupon" fixed income securities. These securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. A Fund investing in zero coupon securities is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus the Fund may have to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity.

MORTGAGE-BACKED SECURITIES

  Each Fund may invest in mortgage-backed securities, such as GNMA or Fannie Mae certificates, which differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If a Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

STRIPPED MORTGAGE-BACKED SECURITIES

  Each Fund may invest in interest-only and principal-only classes of mortgage-backed securities ("IOs" and "POs"). The yield to maturity on an IO or PO is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

  The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund's ability to buy or sell those securities at any particular time.

COLLATERALIZED MORTGAGE OBLIGATIONS

  Each Fund may invest in CMOs. A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, the early retirement of a particular class or series of CMOs held by a Fund could involve the loss of any premium the Fund paid when it acquired the investment and could result in the Fund's reinvesting the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

ASSET-BACKED SECURITIES

  Each Fund may invest in asset-backed securities. Through the use of trusts and special purpose corporations, automobile and credit card receivables are securitized in pass-through structures similar to mortgage pass-through structures or in a pass-through structure similar to the CMO structure. Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

WHEN-ISSUED SECURITIES

  Each Fund may purchase securities on a "when-issued" basis. This means that the Fund will enter into a commitment to buy the security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If a Fund has outstanding obligations to buy when-issued securities, it will maintain liquid assets in a segregated account at its custodian bank in an amount sufficient to satisfy these obligations.

CONVERTIBLE SECURITIES

  The Funds may invest in Convertible Sercurities. Convertible securities include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity security, however, so that when the price of the underlying equity security falls, the decline in the price of the convertible security may sometimes be less substantial than that of the underlying equity security. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. The Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. Because conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

REAL ESTATE INVESTMENT TRUSTS

  REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, risks of default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and failing to maintain their exemptions from registration under the Investment Company Act of 1940 (the "1940 Act").

  Investment in REITs involves risk similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger securities.

RULE 144A SECURITIES

  Each Fund may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid.

FOREIGN SECURITIES

  Each Fund may invest in securities of issuers organized or headquartered outside the United States ("foreign securities"). The Short-Term Bond Fund will not purchase a foreign security if, as a result, the Fund's holdings of foreign securities would exceed 20% of the Fund's total assets. Each of the Bond, Intermediate Maturity Bond and Investment Grade Bond Funds may each invest any portion of its assets in securities of Canadian issuers, but will not purchase foreign securities other than those of Canadian issuers if, as a result, such Fund's holdings of non-U.S. and non-Canadian securities would exceed 20% of the Fund's total assets.

  Although investing in foreign securities may increase a Fund's diversification and reduce portfolio volatility, foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

  A Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

  Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund investing in these securities may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations or foreign withholding taxes. Changes in the value relative to the U.S. dollar of a foreign currency in which a Fund's holdings are denominated will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

  In addition, although part of a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

  In determining whether to invest assets of the Funds in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce a Fund's net income available for distribution to shareholders.

FOREIGN CURRENCY HEDGING TRANSACTIONS

  The Funds may engage in foreign currency exchange transactions to protect the value of specific portfolio positions or in anticipation of changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. For example, to protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (that is, cash) basis at the prevailing spot rate. If conditions warrant, the Funds may also enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Funds might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options, and will be treated as illiquid assets. The Funds may not be able to dispose of over-the-counter options readily.

  Foreign currency transactions involve costs and may result in losses.

SWAP TRANSACTIONS

  The Funds may enter into interest rate or currency swaps. The Funds will enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. The Fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty were to default on its obligations.

OPTIONS AND FUTURES TRANSACTIONS

  The Funds may buy, sell or write options on securities, securities indexes, currencies or futures contracts and may buy and sell futures contracts on securities, securities indexes or currencies. The Funds may engage in these transactions either for the purpose of enhancing investment return, or to hedge against changes in the value of other assets that the Funds own or intend to acquire. Options and futures fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

  Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If a Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option.

  A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by a Fund exceeds (or is less than) the price of the offsetting purchase, the Fund will realize a gain (or loss).

  The value of options purchased by a Fund and futures contracts held by a Fund may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in a Fund's portfolio. All transactions in options and futures involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. When a Fund writes a call option or sells a futures contract without holding the underlying securities, currencies or futures contracts, its potential loss is unlimited. The Fund will be required, however, to set aside with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options and futures contracts.

  The successful use of options and futures will usually depend on Loomis Sayles' ability to forecast stock market, currency or other financial market movements correctly. The Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange traded options also depends on the availability of a liquid secondary market to enable a Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of options that are not traded on an exchange ("over-the-counter" options), a Fund is at risk that the other party to the transaction will default on its obligations, or will not permit a Fund to terminate the transaction before its scheduled maturity. As a result of these characteristics, each Fund will treat most over-the-counter options (and the assets it segregates to cover its obligations thereunder) as illiquid.

  The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than are the U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" above.

REPURCHASE AGREEMENTS

  Each Fund may invest in repurchase agreements. In repurchase agreements, a Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for a Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.

SECURITIES LENDING

  The Intermediate Maturity Bond and Investment Grade Bond Funds may lend their portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33 1/3% of the Fund's total assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees.

  Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower defaults on its obligation and the Fund is delayed or prevented from recovering the collateral.

YEAR 2000

  Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000. Should any of the computer systems employed by the Funds' major service providers fail to process this type of information properly, that could have a negative impact on the Funds' operations and the services that are provided to the Funds' shareholders. Loomis Sayles and the Distributor have each advised the Funds that they are reviewing all of their computer systems with the goal of modifying or replacing such systems prior to January 1, 2000, to the extent necessary to foreclose any such negative impact. In addition, Loomis Sayles has been advised by the Funds' custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this prospectus, the Funds and Loomis Sayles have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the portfolio securities held by the Funds may be adversely affected by the inability of the securities' issuers or of third parties to process this type of information properly.

                         THE FUNDS' INVESTMENT ADVISER

  The Funds' investment adviser is Loomis Sayles, One Financial Center, Boston, Massachusetts 02111. Founded in 1926, Loomis Sayles is one of the country's oldest and largest investment firms. The general partner of Loomis Sayles is a special purpose corporation that is an indirect wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies' managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("Met Life"), a mutual life insurance company. Nvest Companies' advising general partner, Nvest, L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest L.P.

  In addition to selecting and reviewing the Funds' investments, Loomis Sayles provides executive and other personnel for the management of the Funds. The Funds' board of trustees supervises Loomis Sayles' conduct of the affairs of the Funds.

  As of October 31, 1998, Charles Schwab & Co. Inc. owned 48%, 40%, 55% and 27% of the Bond Fund, Global Bond Fund, Intermediate Maturity Bond Fund, and Investment Grade Bond Fund, respectively. As of October 31, 1998, Hawaii Sheet Metal Workers Health & Welfare Fund owned 26% of the Intermediate Maturity Bond Fund. As of October 31, 1998, Loomis Sayles & Company, L.P. owned 26% of the Investment Grade Bond Fund. Shareholders holding more than 25% of a Fund's shares may be deemed to control the relevant Fund.

  Daniel J. Fuss, President of the Trust and Executive Vice President of Loomis Sayles, has served as the portfolio manager of the Bond Fund since its commencement of investment operations in 1991 and as the portfolio manager of the Investment Grade Bond Fund since its commencement of investment operations in 1997. Kathleen C. Gaffney, Vice President of the Trust and Loomis Sayles, has served as associate portfolio manager of the Bond Fund since October 1997.
E. John deBeer, Vice President of the Trust and of Loomis Sayles, has served as the portfolio manager of the Global Bond Fund since its commencement of investment operations in 1991. Anthony J. Wilkins, Vice President of the Trust and of Loomis Sayles, has served as the portfolio manager of the Intermediate Maturity Bond Fund since its commencement of investment operations in 1997. John Hyll, Vice President of the Trust and of Loomis Sayles, has served as the portfolio manager of the Short-Term Bond Fund since its commencement of investment operations in 1992. Curt A. Mitchell, Vice President of Loomis Sayles, has served as portfolio manager of the Short-Term Bond Fund since October 1998. Each of the foregoing, except Mr. Mitchell, has been employed by Loomis Sayles for at least five years. Before joining Loomis Sayles in 1995, Mr. Mitchell was a portfolio manager at Firstar Research & Management Company.

                                 FUND EXPENSES

  Each Fund pays Loomis Sayles a monthly investment advisory fee at the following annual percentage rates of the Fund's average daily net assets:

   FUND                                                                    RATE
   ----                                                                    ----
   Bond................................................................... .60%
   Global Bond............................................................ .60%
   Intermediate Maturity Bond............................................. .40%
   Investment Grade Bond.................................................. .40%
   Short-Term Bond........................................................ .25%*

* Loomis Sayles has voluntarily agreed until December 31, 1999 to waive its Management Fees.

  In addition to the investment advisory fee, each Fund pays all expenses not expressly assumed by Loomis Sayles, including taxes, brokerage commissions, fees and expenses of the registering or qualifying the Fund's shares under federal and state securities laws, fees of the Fund's custodian, transfer agent, independent accountants and legal counsel, expenses of shareholders' and trustees' meetings, expenses of preparing, printing and mailing prospectuses to shareholders and fees of trustees who are not directors, officers or employees of Loomis Sayles or its affiliated companies.

  Loomis Sayles has voluntarily agreed, for an indefinite period, to reduce its advisory fees and/or bear other Fund expenses to the extent necessary to limit Fund total annual operating expenses of the Institutional Class shares of each of the following Funds to the following annual percentage rate of the Fund's average daily net assets:

   FUND                                                                     RATE
   ----                                                                     ----
   Bond.................................................................... .75%
   Global Bond............................................................. .90%
   Intermediate Maturity Bond.............................................. .55%
   Investment Grade Bond................................................... .55%

  In the case of the Short-Term Bond Fund, Loomis Sayles has voluntarily agreed until December 31, 1999 to waive its advisory fees and bear other Fund expenses to the extent necessary to limit the total annual operating expenses of the Institutional Class shares to .25%.

  Loomis Sayles may change or terminate these voluntary arrangements at any time, but the Funds' Prospectus would be supplemented to describe the change.

  Loomis Sayles may pay certain broker-dealers and financial intermediaries whose customers own shares of the Funds a continuing fee in an amount of up to
 .25% annually of the value of Fund shares held for those customers' accounts. These fees are paid by Loomis Sayles out of its own assets and are not assessed against the Funds.

                            PORTFOLIO TRANSACTIONS

  Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the Funds' assets. The Funds anticipate that their portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may involve higher costs and higher levels of taxable gains.

                            HOW TO PURCHASE SHARES

  An investor may make an initial purchase of shares of any Fund by submitting a completed application form and payment to:

      Boston Financial Data Services
      P.O. Box 8314
      Boston, Massachusetts 02266-8314
      Attn: Loomis Sayles Funds

  The minimum initial investment for the Institutional Class of shares of the Loomis Sayles Bond Fund is $25,000. The minimum initial investment for the Institutional Class of each other Fund's shares is $1 million in that Fund. A $2,500 minimum investment applies to the current and retired trustees of the Trust, investment advisory clients of Loomis Sayles (and their directors, officers and employees), and current and retired employees of Loomis Sayles and the parents, spouses and children of the foregoing. The minimum investment may be waived in whole or in part by Loomis Sayles in its sole discretion. Subsequent investments must be at least $50.

  Shares of any Fund may be purchased by (i) cash, (ii) exchanging Institutional Class shares of any Fund (or any other series of Loomis Sayles Funds), provided the value of the shares exchanged meets the investment minimum of the Fund into which the exchange is made, (iii) exchanging securities on deposit with a custodian acceptable to Loomis Sayles or (iv) a combination of such securities and cash. Loomis Sayles will not approve the acceptance of securities in exchange for shares of any Fund unless (1) Loomis Sayles, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund can be resold by the Fund without restriction under the Securities Act of 1933, as amended (the "Securities Act") or otherwise; and (3) the securities are eligible to be acquired under the Fund's investment policies and restrictions. No investor owning 5% or more of a Fund's shares may purchase additional shares of that Fund by exchange of securities.

  In all cases Loomis Sayles reserves the right to reject any securities that are proposed for exchange. Securities accepted by Loomis Sayles in exchange for Fund shares will be valued in the same manner as the Fund's assets as described below as of the time of the Fund's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered.

An investor who wishes to purchase shares by exchanging securities should obtain instructions by calling 800-633-3330, option 5.

  All purchases made by check should be in U.S. dollars and made payable to State Street Bank and Trust Company. Third party checks will not be accepted. When purchases are made by check or periodic account investment, redemption will not be allowed until the investment being redeemed has been in the account for 15 calendar days.

  Upon acceptance of an investor's order, BFDS opens an account, applies the payment to the purchase of full and fractional Fund shares and mails a statement of the account confirming the transaction.

  After an account has been established, an investor may send subsequent investments at any time directly to BFDS at the above address. The remittance must be accompanied by either the account identification slip detached from a statement of account or a note containing sufficient information to identify the account, i.e., the Fund name and the investor's account number or name and social security number.

  Subsequent investments can also be made by federal funds wire. Investors should instruct their banks to wire federal funds to State Street Bank and Trust Company, ABA #011000028. The text of the wire should read as follows:
"$    amount, STATE STREET BOS ATTN Mutual Funds. Credit Fund (Fund Name and
Institutional Class), DDA #9904-622-9, Account Name, Account Number." A bank may charge a fee for transmitting funds by wire.

  Each Fund and the Distributor reserve the right to reject any purchase order, including orders in connection with exchanges, for any reason which the Fund or the Distributor in its sole discretion deems appropriate. Although the Funds do not presently anticipate that they will do so, each Fund reserves the right to suspend or change the terms of the offering of its shares.

  The price an investor pays will be the per share net asset value next calculated after a proper investment order is received by the Trust's transfer or other agent or subagent. Shares of each Fund are sold with no sales charge. The net asset value of each Fund's shares is calculated once daily as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading, by dividing the Fund's net assets by the number of shares outstanding. Portfolio securities are valued at their market value as more fully described in the Statement of Additional Information.

  The Distributor may accept telephone orders from broker-dealers who have been previously approved by the Distributor. It is the responsibility of such broker-dealers to promptly forward purchase or redemption orders to the

Distributor. Although there is no sales charge imposed by the Fund or the Distributor, broker-dealers may charge the investor a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealer and not remitted to the Fund.

  Each Fund also offers a Retail Class of shares that has a $25,000, minimum investment for certain categories of investors, is offered through intermediaries and bears higher expenses. Because of its lower expenses, the Institutional Class of shares of each Fund is expected to have a higher total return than the Retail Class of shares.

  The Loomis Sayles Bond Fund also offers an Admin Class of shares that is offered exclusively through intermediaries, who will be the record owners of the shares. Because of its lower expenses, the Institutional Class of shares of the Loomis Sayles Bond Fund is expected to have a higher total return than the Admin Class of shares.

                             SHAREHOLDER SERVICES

  The Funds offer the following shareholder services, which are more fully described in the Statement of Additional Information. Explanations and forms are available from BFDS. Telephone redemption and exchange privileges will be established automatically when an investor opens an account unless an investor elects on the application to decline the privileges. Other privileges must be specifically elected. A signature guarantee will be required to establish a privilege after an account is opened.

  FREE EXCHANGE PRIVILEGE. The Institutional Class shares of any Fund may be exchanged for Institutional Class shares of any other Fund (or any other fund that is a series of Loomis Sayles Funds and that offers Institutional Class shares) or for shares of certain money market funds advised by New England Funds Management, L.P., an affiliate of Loomis Sayles, provided the value of the shares exchanged meets the investment minimum of that Fund and, in the case of exchanges into the Loomis Sayles High Yield Fund, Loomis Sayles Municipal Bond Fund and Loomis Sayles U.S. Government Securities Fund, Loomis Sayles has approved the exchange of shares. Exchanges may be made by written instructions or by telephone, unless an investor elected on the application to decline telephone exchange privileges. The exchange privilege should not be viewed as a means for taking advantage of short-term swings in the market, and the Funds reserve the right to terminate or limit the privilege of any shareholder who makes more than four exchanges in any calendar year. The Funds may terminate or change the terms of the exchange privilege at any time, upon 60 days' notice to shareholders. An exchange is a taxable event for federal income tax purposes in which a gain or loss would be realized by an investor that is subject to federal income taxation.

  RETIREMENT PLANS. The Funds' shares may be purchased by all types of tax-deferred retirement plans. Loomis Sayles makes available retirement plan forms for IRAs.

  SYSTEMATIC WITHDRAWAL PLAN. If the value of an account is at least $25,000, an investor may have periodic cash withdrawals automatically paid to the investor or any person designated by the investor.

  AUTOMATIC INVESTMENT PLAN. Voluntary monthly investments of at least $50 may be made automatically by pre-authorized withdrawals from an investor's checking account.

                             HOW TO REDEEM SHARES

  An investor can redeem shares by sending a written request to Boston Financial Data Services, Inc., P.O. Box 8314, Boston, Massachusetts 02266. Proceeds from a written request may be sent to the investor in the form of a check. As described below, an investor may also redeem shares by calling BFDS at 800-626-9390. Proceeds resulting from a written or telephone redemption request can be wired to an investor's bank account or sent by check in the name of the registered owners to their record address.

  The written request must include the name of the Fund, the account number, the exact name(s) in which the shares are registered, and the number of shares or the dollar amount to be redeemed. All owners of the shares must sign the request in the exact names in which the shares are registered (this appears on an investor's confirmation statement) and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity). Investors requesting that redemption proceeds be wired to their bank accounts must provide specific wire instructions.

  If (1) an investor is redeeming shares worth more than $50,000, (2) an investor is requesting that the proceeds check be made out to someone other than the registered owners or be sent to an address other than the record address, (3) the account registration has changed within the last 30 days or
(4) an investor is instructing us to wire the proceeds to a bank account not designated on the application, the investor must have his or her signature guaranteed by an eligible guarantor. This requirement may be waived by Loomis Sayles in its sole discretion. Eligible guarantors include commercial banks, trust companies, savings associations, credit unions and brokerage firms that are members of domestic securities exchanges. Before submitting the redemption request, an investor should verify with the guarantor institution that it is an eligible guarantor. Signature guarantees by notaries public are not acceptable.

  When an investor telephones a redemption request, the proceeds are wired to the bank account previously chosen by the investor. A wire fee (currently $5) will be deducted from the proceeds. A telephonic redemption request must be received by BFDS prior to the close of regular trading on the New York Stock Exchange. If an investor telephones a request to BFDS after the Exchange closes or on a day when the Exchange is not open for business, BFDS cannot accept the request and a new one will be necessary.

  If an investor decides to change the bank account to which proceeds are to be wired, the investor must send in this change in writing with a signature guarantee. Telephonic redemptions may only be made if the investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. Unless an investor indicates otherwise on the account application, BFDS will be authorized to act upon redemption and exchange instructions received by telephone from the investor or any person claiming to act as the investor's representative who can provide BFDS with the investor's account registration and address as it appears on the records of State Street Bank. BFDS will employ these or other reasonable procedures to confirm that instructions communicated by telephone are genuine; the Fund, State Street Bank, BFDS, the Distributor and Loomis Sayles will not be liable for any losses due to unauthorized or fraudulent instructions if these or other reasonable procedures are followed. For information, consult BFDS. In times of heavy market activity, an investor who encounters difficulty in placing a redemption or exchange order by telephone may wish to place the order by mail as described above.

  The redemption price will be the net asset value per share next determined after the redemption request and any necessary special documentation are received by BFDS in proper form.

  Proceeds resulting from a written redemption request will normally be mailed to an investor within seven days after receipt of the investor's request in good order. Telephonic redemption proceeds will normally be wired to an investor's bank on the first business day following receipt of a proper redemption request. If an investor purchased shares by check and the check was deposited less than 15 days prior to the redemption request, the Fund may withhold redemption proceeds until the check has cleared.

  The Fund may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

                    CALCULATION OF PERFORMANCE INFORMATION

  The Funds' investment performance may from time to time be included in advertisements about the Funds. "Yield" for each class of shares is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of the class on the last day of that period.

  For purposes of calculating yield, net investment income is calculated in accordance with SEC regulations and may differ from net investment income as determined for financial reporting purposes. SEC regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed income securities. The current dividend rate is based on net investment income as determined for tax purposes, which may not reflect amortization in the same manner.

  "Total return" for the one-, five- and ten-year periods (or for the life of a class, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in a Fund. Total return may also be presented for other periods.

                DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

  The Bond, Investment Grade Bond, and Intermediate Maturity Bond Funds declare and pay dividends quarterly; the Global Bond Fund declares and pays its net investment income to shareholders as dividends annually; and the Short-Term Bond Fund declares dividends daily and makes payments monthly. Each Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any capital gain distributions are normally made annually, but may, to the extent permitted by law, be made more frequently as deemed advisable by the trustees of the Trust. The Trust's trustees may change the frequency with which the Funds declare or pay dividends.

  Dividends and capital gain distributions will automatically be reinvested in additional shares of the same Fund unless an investor has elected to receive cash.

  Each Fund intends to qualify as a regulated investment company under the Code. As such, so long as a Fund distributes substantially all its net investment income and net capital gains to its shareholders, the Fund itself does not pay any federal income tax to the extent such income and gains are so distributed.

  An investor's income dividends and short-term capital gain distributions are taxable as ordinary income whether distributed in cash or additional shares. Distributions designated by a Fund as deriving from net gains on securities held for more than one year will be taxable as such (generally at a 20% rate for noncorporate shareholders) whether distributed in cash or additional shares and regardless of how long an investor has owned shares of the Fund.

  A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution of net capital gains, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

  Each Fund is required to withhold 31% of any redemption proceeds (including the value of shares exchanged) and all income dividends and capital gain distributions it pays (1) if an investor does not provide a correct, certified taxpayer identification number, (2) if the Fund is notified that an investor has underreported income in the past, or (3) if an investor fails to certify to the Fund that he or she is not subject to such withholding.

  Dividends derived from interest on U.S. Government Securities may be exempt from state and local taxes.

  State Street Bank will send investors and the IRS an annual statement detailing federal tax information, including information about dividends and distributions paid during the preceding year. An investor should keep this statement as a permanent record. A fee may be charged for any duplicate information requested.

NOTE: The foregoing summarizes certain tax consequences of investing in the Funds. Before investing, an investor should consult his or her own tax adviser for more information concerning the federal, foreign, state and local tax consequences of investing in, redeeming or exchanging Fund shares.

                                                                     APPENDIX A

                    DESCRIPTION OF BOND RATINGS ASSIGNED BY
                             STANDARD & POOR'S AND
                        MOODY'S INVESTORS SERVICE, INC.

STANDARD & POOR'S

                                      AAA

  This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                                      AA

  Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                                       A

  Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                      BBB

  Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

                                BB, B, CCC, CC

  Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       C

  The rating C is reserved for income bonds on which no interest is being paid.

                                       D

  Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

                                       R

  This symbol is attached to the ratings of instruments with significant noncredit risks such as risks to principal or volatility of expected returns.

  Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.

                                      AAA

  Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      AA

  Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

                                       A

  Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

                                      BAA

  Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

                                      BA

  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       B

  Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      CAA

  Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                      CA

  Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                       C

  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Should no rating be assigned by Moody's, the reason may be one of the following:

 1. An application for rating was not received or accepted.

 2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

 3. There is a lack of essential data pertaining to the issue or issuer.

 4. The issue was privately placed in which case the rating is not published in Moody's publications.

    Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

INVESTMENT ADVISER Loomis, Sayles &
Company, L.P. One Financial Center Boston,
Massachusetts 02111

DISTRIBUTOR Loomis Sayles Distributors,
L.P. One Financial Center Boston,
Massachusetts 02111

TRANSFER AND DIVIDEND PAYING AGENT AND
CUSTODIAN OF ASSETS State Street Bank and
Trust Company Boston, Massachusetts 02102

SHAREHOLDER SERVICING AGENT FOR STATE
STREET BANK AND TRUST COMPANY Boston
Financial Data Services, Inc. P.O. Box 8314
Boston, Massachusetts 02266

LEGAL COUNSEL Ropes & Gray One
International Place Boston, Massachusetts
02110

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP One Post Office
Square Boston, Massachusetts 02109

[LOGO OF LOOMIS SAYLES FUNDS APPEARS HERE]

 One Financial Center . Boston, Massachusetts 02111 . (800) 633-3330

THE LOOMIS SAYLES FUNDS--EQUITY FUNDS

 INSTITUTIONAL CLASS SHARES OF:

    LOOMIS SAYLES CORE VALUE FUND
    LOOMIS SAYLES INTERNATIONAL EQUITY FUND
    LOOMIS SAYLES MID-CAP GROWTH FUND
    LOOMIS SAYLES MID-CAP VALUE FUND
    LOOMIS SAYLES SMALL CAP GROWTH FUND
    LOOMIS SAYLES SMALL CAP VALUE FUND
    LOOMIS SAYLES STRATEGIC VALUE FUND
    LOOMIS SAYLES WORLDWIDE FUND

PROSPECTUS                                                      JANUARY 1, 1999

THE LOOMIS SAYLES FUNDS--EQUITY FUNDS

  Loomis Sayles Core Value Fund, Loomis Sayles International Equity Fund, Loo-mis Sayles Mid-Cap Growth Fund, Loomis Sayles Mid-Cap Value Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund, Loomis Sayles Strategic Value Fund, and Loomis Sayles Worldwide Fund (the "Funds" and each a "Fund"), each a series of Loomis Sayles Funds, are separately managed, no-load mutual funds and each Fund has its own investment objective and poli-cies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment ad-viser of each Fund.

  The Funds offer two classes of shares: an Institutional Class that is de-scribed in this Prospectus and a Retail Class, which generally has a lower minimum investment and bears higher expenses, that is described in a separate prospectus. The Loomis Sayles Small Cap Value Fund also offers a third class of shares: an Admin Class, bearing higher expenses than the Institutional or Retail Class, that is described in a separate prospectus. This Prospectus con-cisely describes the information that an investor should know before investing in the Institutional Class shares of any Fund. Please read it carefully and keep it for future reference. A Statement of Additional Information (SAI) dated January 1, 1999, as revised from time to time, is available free of charge; write to Loomis Sayles Distributors, L.P. (the "Distributor"), One Fi-nancial Center, Boston, Massachusetts 02111 or telephone 800-633-3330. The SAI, which contains more detailed information about the Funds, has been filed with the Securities and Exchange Commission (the "SEC") and is available along with other related materials on the SEC's Internet Website (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). To obtain more information about the Retail Class or Admin Class of shares, please call the Distributor toll-free at 800-633-3330, contact your financial intermediary, or visit our Internet Website at (http://www.loomissayles.com).

  For information about:                    For all other information about
   .  Establishing an account               the Funds:
   .  Account procedures and status         CALL 800-633-3330
   .  Exchanges
   .  Shareholder services
  CALL 800-626-9390

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
SUMMARY OF EXPENSES.......................................................   3
FINANCIAL HIGHLIGHTS......................................................   5
THE TRUST.................................................................  13
INVESTMENT OBJECTIVES AND POLICIES........................................  13
MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISK CONSIDERATIONS.....  16
THE FUNDS' INVESTMENT ADVISER.............................................  23
FUND EXPENSES.............................................................  25
PORTFOLIO TRANSACTIONS....................................................  26
HOW TO PURCHASE SHARES....................................................  26
SHAREHOLDER SERVICES......................................................  28
HOW TO REDEEM SHARES......................................................  29
CALCULATION OF PERFORMANCE INFORMATION....................................  31
DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES...........................  31

                              SUMMARY OF EXPENSES
           (FOR AN INSTITUTIONAL CLASS SHARE OF EACH INDICATED FUND)

  The following information is provided as an aid in understanding the various expenses that an investor in a Fund will bear indirectly. The information below is based on expenses for the Funds' most recent fiscal year, and should not be considered a representation of past or future expenses, as actual expenses may be greater or less than those shown. Also, the 5% annual return assumed in the Example should not be considered a representation of investment performance, as actual performance will vary.

                                      CORE   INTERNATIONAL MID-CAP    MID-CAP
                                      VALUE     EQUITY     GROWTH      VALUE
                                      FUND       FUND       FUND       FUND
                                      -----  ------------- -------    -------
Shareholder Transaction Expenses:
 Maximum Sales Load Imposed on
  Purchases (as % of offering
  price)............................  none       none       none       none
 Maximum Sales Load Imposed on
  Reinvested Dividends (as % of
  offering price)...................  none       none       none       none
 Maximum Deferred Sales Load (as %
  of original purchase price or
  redemption proceeds)..............  none       none       none       none
 Redemption Fees/1/.................  none       none       none       none
 Exchange Fees......................  none       none       none       none
Annual Fund Operating Expenses (as a
 percentage of average net assets):
 Management Fees....................   .50%       .75%       .75%       .75%
 12b-1 Fees.........................  none       none       none       none
 Other Operating Expenses (after
  expense reimbursements where
  indicated)........................   .29%       .25%/2/    .25%/2/    .25%/2/
 Total Fund Operating Expenses
  (after expense reimbursements
  where indicated)..................   .79%      1.00%/2/   1.00%/2/   1.00%/2/
Example:
An investor would pay the following
 expenses on a $1,000 investment
 assuming a 5% annual return (with
 or without a redemption at the end
 of each time period):
 One Year...........................  $  8       $ 10       $ 10       $ 10
 Three Years........................  $ 25       $ 32       $ 32       $ 32
 Five Years.........................  $ 44       $ 55       $ 55       $ 55
 Ten Years..........................  $ 98       $122       $122       $122

                                       SMALL       SMALL   STRATEGIC
                                     CAP GROWTH  CAP VALUE   VALUE     WORLDWIDE
                                        FUND       FUND      FUND        FUND
                                     ----------  --------- ---------   ---------
Shareholder Transaction Expenses:
 Maximum Sales Load Imposed on
  Purchases
  (as % of offering price).........     none       none      none        none
 Maximum Sales Load Imposed on
  Reinvested Dividends (as % of
  offering price)..................     none       none      none        none
 Maximum Deferred Sales Load (as %
  of original purchase price or
  redemption proceeds).............     none       none      none        none
 Redemption Fees/1/................     none       none      none        none
 Exchange Fees.....................     none       none      none        none
Annual Fund Operating Expenses (as
 a percentage of average net
 assets):
 Management Fees...................      .75%       .75%      .50%        .75%
 12b-1 Fees........................     none       none      none        none
 Other Operating Expenses (after
  expense reimbursements where
  indicated).......................      .25%/2/    .17%      .50%/2/     .25%/2/
 Total Fund Operating Expenses
  (after expense reimbursements
  where indicated).................     1.00%/2/    .92%     1.00%/2/    1.00%/2/
Example:
An investor would pay the following
 expenses on a $1,000 investment
 assuming a 5% annual return (with
 or without a redemption at the end
 of each time period):
 One Year..........................     $ 10       $  9      $ 10        $ 10
 Three Years.......................     $ 32       $ 29      $ 32        $ 32
 Five Years........................     $ 55       $ 51      $ 55        $ 55
 Ten Years.........................     $122       $113      $122        $122

-----------
/1/A $5 charge applies to any wire transfer of redemption proceeds from any
   Fund.
/2/Loomis Sayles has voluntarily agreed, for an indefinite period, to limit the Funds' Total Operating Expenses to the percentages of net assets shown in the table. Without this agreement, Other Operating Expenses and Total Operating Expenses would have been 0.43% and, 1.18% respectively, for the International Equity Fund, 6.38% and 7.13%, respectively, for the Mid-Cap Growth Fund, 3.58% and 4.33% respectively, for the Mid-Cap Value Fund, 1.40% and 2.15%, respectively, for the Small Cap Growth Fund, 10.31% and 10.81%, respectively, for the Strategic Value Fund and 2.53% and 3.28%, respectively, for the Worldwide Fund. Other Operating Expenses and Total Operating Expenses for the Core Value Fund and the Small Cap Value Fund were unaffected by this Agreement.

                             FINANCIAL HIGHLIGHTS
     (FOR AN INSTITUTIONAL CLASS SHARE OF EACH INDICATED FUND OUTSTANDING
                       THROUGHOUT THE INDICATED PERIODS)

  The financial highlights tables that follow have been audited by PricewaterhouseCoopers LLP, independent accountants. The following information should be read in conjunction with the financial highlights, financial statements and the notes thereto contained in the Funds' 1998 Annual Report, which is incorporated by reference in this Prospectus and the Statement of Additional Information.

                                                      CORE VALUE FUND
                          -----------------------------------------------------------------------------
                           NINE MONTHS                                                         MAY 13**
                              ENDED                    YEAR ENDED DEC. 31,                        TO
                          SEPTEMBER 30*, ----------------------------------------------------  DEC. 31,
                               1998       1997     1996     1995     1994     1993     1992      1991
                          -------------- -------  -------  -------  -------  -------  -------  --------
Net asset value,
 beginning of period....     $ 17.64     $ 15.60  $ 14.57  $ 11.80  $ 12.49  $ 11.53  $ 10.54   $10.00
                             -------     -------  -------  -------  -------  -------  -------   ------
Income from investment
 operations--
 Net investment income
  (loss)................        0.18        0.18     0.22     0.23     0.15     0.13     0.13     0.12
 Net realized and
  unrealized gain (loss)
  on investments........       (0.97)       4.32     2.83     3.93    (0.26)    1.24     1.36     0.59
                             -------     -------  -------  -------  -------  -------  -------   ------
 Total from investment
  operations............       (0.79)       4.50     3.05     4.16    (0.11)    1.37     1.49     0.71
                             -------     -------  -------  -------  -------  -------  -------   ------
 Less distributions--
 Dividends from net
  investment income.....        0.00       (0.19)   (0.22)   (0.23)   (0.15)   (0.12)   (0.13)   (0.12)
 Distributions from net
  realized capital
  gains.................        0.00       (2.27)   (1.80)   (1.16)   (0.43)   (0.29)   (0.37)   (0.05)
                             -------     -------  -------  -------  -------  -------  -------   ------
 Total distributions....        0.00       (2.46)   (2.02)   (1.39)   (0.58)   (0.41)   (0.50)   (0.17)
                             -------     -------  -------  -------  -------  -------  -------   ------
Net asset value, end of
 period.................     $ 16.85     $ 17.64  $ 15.60  $ 14.57  $ 11.80  $ 12.49  $ 11.53   $10.54
                             =======     =======  =======  =======  =======  =======  =======   ======
Total return (%)***.....        (4.5)+      29.2     21.2     35.2     (0.9)    11.9     14.1      7.2+
Net assets, end of
 period (000)...........     $66,928     $63,303  $43,715  $36,465  $25,946  $20,657  $12,279   $7,689
Ratio of operating
 expenses to average net
 assets (%)****.........        0.79++      0.84     1.13     1.20     1.33     1.50     1.50     1.50++
Ratio of net investment
 income to average net
 assets (%).............        1.36++      1.12     1.44     1.61     1.28     1.23     1.42     2.09++
Portfolio turnover rate
 (%)....................          49+         64       58       60       48       53       67       27+
Without giving effect to
 voluntary expense
 limitations:
 The ratios of operating
  expenses to average
  net assets would have
  been (%)..............        0.79++      0.84     1.13     1.20     1.33     1.56     2.19     2.59++
 Net investment income
  per share would have
  been..................     $  0.18     $  0.18  $  0.22  $  0.23  $  0.15  $  0.12  $  0.07   $ 0.06

-----------
   * The Fund's fiscal year-end changed to September 30 from December 31. ** Commencement of investment operations.
 *** Total returns would have been lower had the adviser not reduced its advisory fee and/or borne other operating expenses.
**** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.

   + Periods less than one year are not annualized.

  ++ Computed on an annualized basis.

                                                 INTERNATIONAL EQUITY FUND
                          -----------------------------------------------------------------------------
                           NINE MONTHS                                                         MAY 10**
                              ENDED                    YEAR ENDED DEC. 31,                        TO
                          SEPTEMBER 30*, ----------------------------------------------------  DEC. 31,
                               1998       1997     1996     1995     1994     1993     1992      1991
                          -------------- -------  -------  -------  -------  -------  -------  --------
Net asset value,
 beginning of period....     $ 11.30     $ 13.16  $ 11.65  $ 11.61  $ 12.90  $  9.64  $ 10.27   $10.00
                             -------     -------  -------  -------  -------  -------  -------   ------
Income from investment
 operations--
Net investment income
 (loss).................        0.14        0.15+    0.12     0.14     0.15     0.11     0.10     0.08
Net realized and
 unrealized gain (loss)
 on investments.........       (0.70)      (0.27)    2.01     0.87    (0.38)    3.61    (0.62)    0.29
                             -------     -------  -------  -------  -------  -------  -------   ------
 Total from investment
  operations............       (0.56)      (0.12)    2.13     1.01    (0.23)    3.72    (0.52)    0.37
                             -------     -------  -------  -------  -------  -------  -------   ------
Less distributions--
 Dividends from net
  investment income.....        0.00       (0.19)   (0.09)   (0.14)   (0.14)   (0.10)   (0.10)   (0.08)
 Distributions from net
  realized capital
  gains.................        0.00       (1.55)   (0.53)   (0.83)   (0.92)   (0.36)   (0.01)    0.00
 Distributions from
  capital...............        0.00        0.00     0.00     0.00     0.00     0.00     0.00    (0.02)
                             -------     -------  -------  -------  -------  -------  -------   ------
 Total distributions....        0.00       (1.74)   (0.62)   (0.97)   (1.06)   (0.46)   (0.11)   (0.10)
                             -------     -------  -------  -------  -------  -------  -------   ------
 Net asset value, end of
  period................     $ 10.74     $ 11.30  $ 13.16  $ 11.65  $ 11.61  $ 12.90  $  9.64   $10.27
                             =======     =======  =======  =======  =======  =======  =======   ======
Total return (%)***.....        (5.0)++     (1.0)    18.3      8.7     (1.8)    38.5     (5.1)     3.7++
Net assets, end of
 period (000)...........     $68,464     $82,188  $90,662  $79,488  $73,189  $56,560  $14,937   $6,916
Ratio of operating
 expenses to average net
 assets (%)****.........        1.00+++     1.00     1.42     1.45     1.46     1.50     1.50     1.50+++
Ratio of net investment
 income to average net
 assets (%).............        1.49+++     1.12     0.96     1.16     1.30     1.20     1.64     1.55+++
Portfolio turnover
 rate (%)...............          96++       119      151      133      116      128      101      109++
Without giving effect to
 voluntary expense
 limitations:
 The ratios of operating
  expenses to average
  net assets would have
  been (%)..............        1.18+++     1.16     1.42     1.45     1.46     1.72     2.77     3.66+++
 Net investment income
  per share would have
  been..................     $  0.12     $  0.13+ $  0.12  $  0.14  $  0.15  $  0.09  $  0.02   $(0.03)

-----------
   * The Fund's fiscal year-end changed to September 30 from December 31.
  ** Commencement of investment operations.
 *** Total returns would have been lower had the adviser not reduced its advisory fee and/or borne other operating expenses.
**** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.
   + Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  ++ Periods less than one year are not annualized.

 +++ Computed on an annualized basis.

                                                         MID-CAP GROWTH FUND
                                                       -----------------------
                                                        NONE MONTHS   JAN 2**
                                                           ENDED         TO
                                                       SEPTEMBER 30*, DEC. 31,
                                                            1998        1997
                                                       -------------- --------
Net asset value, beginning of period..................     $11.49      $10.00
                                                           ------      ------
Income from investment operations--
Net investment income (loss)..........................      (0.03)      (0.03)
Net realized and unrealized gain (loss) on
 investments..........................................      (0.95)       2.26
                                                           ------      ------
 Total from investment operations.....................      (0.98)       2.23
                                                           ------      ------
Less distributions--
 Distributions in excess of net investment income.....       0.00       (0.12)
 Distributions from net realized capital gains........       0.00       (0.62)
                                                           ------      ------
 Total distributions..................................       0.00       (0.74)
                                                           ------      ------
 Net asset value, end of period.......................     $10.51      $11.49
                                                           ======      ======
Total return (%)***...................................       (8.5)+      22.7+
Net assets, end of period (000).......................     $2,073      $1,848
Ratio of operating expenses to average net assets
 (%)****..............................................       1.00++      1.00++
Ratio of net investment income to average net assets
 (%)..................................................      (0.35)++   (0.38)++
Portfolio turnover rate (%)...........................         82+        174+
Without giving effect to voluntary expense
 limitations:
 The ratios of operating expenses to average net
  assets would have been (%)..........................       7.13++      9.35++
 Net investment income per share would have been......     $(0.50)     $(0.60)

-----------
   * The Fund's fiscal year-end changed to September 30 from December 31. ** Commencement of investment operations.
 *** Total returns would have been lower had the adviser not reduced its advisory fee and/or borne other operating expenses.
**** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.

   + Periods less than one year are not annualized.

  ++ Computed on an annualized basis.

                                                          MID-CAP VALUE FUND
                                                      --------------------------
                                                       NINE MONTHS
                                                          ENDED      JAN. 2** TO
                                                      SEPTEMBER 30*,  DEC. 31,
                                                           1998         1997
                                                      -------------- -----------
Net asset value, beginning of period................      $11.53       $10.00
                                                          ------       ------
Income from investment operations--
Net investment income (loss)........................        0.02         0.07
Net realized and unrealized gain (loss) on
 investments........................................       (1.46)        2.54
                                                          ------       ------
 Total from investment operations...................       (1.44)        2.61
                                                          ------       ------
Less distributions--
 Dividends from net investment income...............        0.00        (0.14)
 Distributions from net realized capital gains......        0.00        (0.94)
                                                          ------       ------
 Total distributions................................        0.00        (1.08)
                                                          ------       ------
 Net asset value, end of period.....................      $10.09       $11.53
                                                          ======       ======
Total return (%)***.................................       (12.5)+       26.3+
Net assets, end of period (000).....................      $3,291       $3,736
Ratio of operating expenses to average net assets
 (%)****............................................        1.00++       1.00++
Ratio of net investment income to average net assets
 (%)................................................        0.22++       0.74++
Portfolio turnover rate (%).........................         225+        130+
Without giving effect to voluntary expense
 limitations:
 The ratios of operating expenses to average net
  assets would have been (%)........................        4.33++       6.65++
 Net investment income per share would have been....      $(0.29)      $(0.49)

-----------
   * The Fund's fiscal year-end changed to September 30 from December 31. ** Commencement of investment operations.
 *** Total returns would have been lower had the adviser not reduced its advisory fee and/or borne other operating expenses.
**** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.

   + Periods less than one year are not annualized.

  ++ Computed on an annualized basis.

                                                       SMALL CAP GROWTH FUND
                                                      ------------------------
                                                       NINE MONTHS    JAN. 2**
                                                          ENDED          TO
                                                      SEPTEMBER 30*,  DEC. 31,
                                                           1998         1997
                                                      --------------  --------
Net asset value, beginning of period................     $ 11.32       $10.00
                                                         -------       ------
Income from investment operations--
Net investment income (loss)........................       (0.02)       (0.07)***
Net realized and unrealized gain (loss) on
 investments........................................       (1.47)        1.99
                                                         -------       ------
 Total from investment operations...................       (1.49)        1.92
                                                         -------       ------
Less distributions--
 Distributions in excess of net investment income...        0.00        (0.01)
 Distributions in excess of net realized capital
  gains.............................................        0.00        (0.59)
                                                         -------       ------
 Total distributions................................        0.00        (0.60)
                                                         -------       ------
 Net asset value, end of period.....................     $  9.83       $11.32
                                                         =======       ======
Total return (%)****................................       (13.2)+       19.4+
Net assets, end of period (000).....................     $17,174       $3,893
Ratio of operating expenses to average net assets
 (%)++..............................................        1.00+++      1.00+++
Ratio of net investment income to average net assets
 (%)................................................       (0.53)+++    (0.65)+++
Portfolio turnover rate (%).........................         116+         211+
Without giving effect to voluntary expense
 limitations:
 The ratios of operating expenses to average net
  assets would have been (%)........................        2.15+++      5.81+++
 Net investment income per share would have been....     $ (0.07)      $(0.56)***

-----------
   * The Fund's fiscal year-end changed to September 30 from December 31.
  ** Commencement of investment operations.
 *** Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
**** Total returns would have been lower had the adviser not reduced its advisory fee and/or borne other operating expenses.

   + Periods less than one year are not annualized.

  ++ The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.

 +++ Computed on an annualized basis.

                                                    SMALL CAP VALUE FUND
                          -------------------------------------------------------------------------------
                           NINE MONTHS                                                           MAY 13**
                              ENDED                     YEAR ENDED DEC. 31,                         TO
                          SEPTEMBER 30*, ------------------------------------------------------  DEC. 31,
                               1998        1997      1996     1995     1994     1993     1992      1991
                          -------------- --------  --------  -------  -------  -------  -------  --------
Net asset value,
 beginning of period....     $  18.62    $  17.39  $  15.33  $ 12.86  $ 14.13  $ 12.88  $ 12.49  $ 10.00
                             --------    --------  --------  -------  -------  -------  -------  -------
Income from investment
 operations--
 Net investment income
  (loss)................         0.12        0.17      0.11     0.04    (0.04)    0.00    (0.06)   (0.01)
 Net realized and
  unrealized gain (loss)
  on investments........        (3.14)       4.26      4.47     4.06    (1.12)    3.15     1.67     3.03
                             --------    --------  --------  -------  -------  -------  -------  -------
 Total from investment
  operations............        (3.02)       4.43      4.58     4.10    (1.16)    3.15     1.61     3.02
                             --------    --------  --------  -------  -------  -------  -------  -------
Less distributions--
 Dividends from net
  investment income.....         0.00       (0.15)    (0.11)   (0.04)    0.00     0.00     0.00     0.00
 Distributions from net
  realized capital
  gains.................         0.00       (3.05)    (2.41)   (1.59)   (0.11)   (1.90)   (1.22)   (0.53)
                             --------    --------  --------  -------  -------  -------  -------  -------
 Total distributions....         0.00       (3.20)    (2.52)   (1.63)   (0.11)   (1.90)   (1.22)   (0.53)
                             --------    --------  --------  -------  -------  -------  -------  -------
Net asset value, end of
 period.................     $  15.60    $  18.62  $  17.39  $ 15.33  $ 12.86  $ 14.13  $ 12.88  $ 12.49
                             ========    ========  ========  =======  =======  =======  =======  =======
Total return (%)***.....        (16.2)+      26.0      30.4     32.1     (8.2)    24.7     13.1     30.5+
Net assets, end of
 period (000)...........     $296,116    $245,177  $163,625  $90,455  $73,126  $67,553  $39,244  $14,581
Ratio of operating
 expenses to average net
 assets (%)****.........         0.92++      0.94      1.19     1.25     1.27     1.35     1.50     1.50++
Ratio of net investment
 income to average net
 assets (%).............         1.04++      0.97      0.80     0.29    (0.30)   (0.38)   (0.79)   (0.19)++
Portfolio turnover rate
 (%)....................           78+         94        73      155       87      106      109       56+
Without giving effect to
 voluntary expense
 limitations:
 The ratios of operating
  expenses to average
  net assets would have
  been (%)..............         0.92++      0.94      1.19     1.25     1.27     1.35     1.66     2.43++
 Net investment income
  per share would have
  been..................     $   0.12    $   0.17  $   0.11  $  0.04  $ (0.04) $  0.00  $ (0.07) $ (0.06)

-----------
   * The Fund's fiscal year-end changed to September 30 from December 31. ** Commencement of investment operations.
 *** Total returns would have been lower had the adviser not reduced its advisory fee and/or borne other operating expenses.
**** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.

   + Periods less than one year are not annualized.

  ++ Computed on an annualized basis.

                                                      STRATEGIC VALUE FUND
                                                     -----------------------
                                                      NINE MONTHS   JAN. 2**
                                                         ENDED         TO
                                                     SEPTEMBER 30*, DEC. 31,
                                                          1998        1997
                                                     -------------- --------
Net asset value, beginning of period...............      $11.76     $ 10.00
                                                         ------     -------
Income from investment operations--
 Net investment income (loss)......................       (0.02)      (0.01)***
 Net realized and unrealized gain (loss) on
  investments......................................       (1.27)       1.98
                                                         ------     -------
 Total from investment operations..................       (1.29)       1.97
                                                         ------     -------
Less distributions--
 Distributions in excess of net investment income..        0.00       (0.21)
                                                         ------     -------
 Total distributions...............................        0.00       (0.21)
                                                         ------     -------
Net asset value, end of period.....................      $10.47     $ 11.76
                                                         ======     =======
Total return (%)****...............................       (11.0)+      19.7+
Net assets, end of period (000)....................      $  932        $965
Ratio of operating expenses to average net assets
 (%)++.............................................        1.00+++     1.00+++
Ratio of net investment income to average net
 assets (%)........................................       (0.22)+++   (0.05)+++
Portfolio turnover rate (%)........................          31+         34+
Without giving effect to voluntary expense
 limitations:
 The ratios of operating expenses to average net
  assets would have
  been (%).........................................       10.81+++    16.55+++
 Net investment income per share would have been...      $(0.97)    $ (1.76)***

-----------
   * The Fund's fiscal year-end changed to September 30 from December 31.
  ** Commencement of investment operations.
 *** Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
**** Total returns would have been lower had the adviser not reduced its advisory fee and/or borne other operating expenses.

   + Periods less than one year are not annualized.

  ++ The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.

 +++ Computed on an annualized basis.

                                                       WORLDWIDE FUND
                                              --------------------------------
                                               NINE MONTHS     YEAR   MAY 1**
                                                  ENDED       ENDED      TO
                                              SEPTEMBER 30*, DEC. 31, DEC. 31,
                                                   1998        1997     1996
                                              -------------- -------- --------
Net asset value, beginning of period........       $9.86      $10.63  $ 10.00
                                                  ------      ------  -------
Income from investment operations--
 Net investment income (loss)...............        0.33        0.47     0.30
 Net realized and unrealized gain (loss) on
  investments...............................       (1.40)      (0.10)    0.63
                                                  ------      ------  -------
 Total from investment operations...........       (1.07)       0.37     0.93
                                                  ------      ------  -------
Less distributions--
 Dividends from net investment income.......        0.00       (0.47)   (0.30)
 Distributions from net realized capital
  gains.....................................        0.00       (0.67)    0.00
                                                  ------      ------  -------
 Total distributions........................        0.00       (1.14)   (0.30)
                                                  ------      ------  -------
Net asset value, end of period..............      $ 8.79      $ 9.86  $ 10.63
                                                  ======      ======  =======
Total return (%)***.........................       (10.9)+       3.5      9.2+
Net assets, end of period (000).............      $4,907      $5,597  $ 5,189
Ratio of operating expenses to average net
 assets (%)****.............................        1.00++      1.00     1.00++
Ratio of net investment income to average
 net assets (%).............................        4.37++      3.89     4.62++
Portfolio turnover rate (%).................          93+        134       76+
Without giving effect to voluntary expense
 limitations:
 The ratios of operating expenses to average
  net assets would have been (%)............        3.28++      2.62     3.72++
 Net investment income per share would have
  been......................................      $ 0.16      $ 0.27  $  0.13

-----------
   * The Fund's fiscal year-end changed to September 30 from December 31. ** Commencement of investment operations.

 *** Total returns would have been lower had the adviser not reduced its advisory fee and/or borne other operating expenses.

**** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.

   + Periods less than one year are not annualized.

  ++ Computed on an annualized basis.

NOTE: Further information about each Fund's performance is contained in the Funds' annual report to shareholders, which may be obtained without charge.

                                   THE TRUST

  Each Fund is a series of Loomis Sayles Funds (the "Trust"). The Trust is a diversified open-end management investment company organized as a Massachusetts business trust on February 20, 1991. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. Shares are freely transferable and entitle shareholders to receive dividends as determined by the Trust's board of trustees and to cast a vote for each share held at shareholder meetings. The Trust does not generally hold shareholder meetings and will do so only when required by law. Shareholders may call meetings to consider removal of the Trust's trustees.

                      INVESTMENT OBJECTIVES AND POLICIES

LOOMIS SAYLES CORE VALUE FUND

  The Fund's investment objective is long-term growth of capital and income.

  The Fund seeks to achieve its objective by investing substantially all of its assets in common stocks or their equivalent that Loomis Sayles considers to be undervalued in relation to the issuer's earnings, dividends, assets and growth prospects. The Fund may invest up to 20% of its total assets in securities of foreign issuers. The Fund may also engage in foreign currency hedging transactions, real estate investment trusts ("REITs") and Rule 144A securities.

LOOMIS SAYLES INTERNATIONAL EQUITY FUND

  The Fund's investment objective is high total investment return through a combination of capital appreciation and current income.

  The Fund seeks to achieve its objective by investing primarily in equity securities of companies organized or headquartered outside the United States. Under normal conditions the Fund will invest at least 65% of its total assets in equity securities of issuers from at least three countries outside the United States. For temporary defensive purposes, the Fund may invest as much as 100% of its total assets in issuers from one or two countries, which may include the United States. The Fund may also engage in foreign currency hedging transactions, options transactions, REITs and Rule 144A securities.

LOOMIS SAYLES MID-CAP GROWTH FUND

  The Fund's investment objective is long-term capital growth from investments in common stocks or their equivalent.

  The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies with a market capitalization that falls within the capitalization range of companies included in the Standard & Poor's Mid-Cap 400 Index. Current income is not a consideration in selecting the Fund's investments. The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its total assets in the securities of issuers headquartered outside the United States or Canada. The Fund may also engage in foreign currency hedging transactions, options and futures transactions, securities lending, and Rule 144A securities.

LOOMIS SAYLES MID-CAP VALUE FUND

  The Fund's objective is long-term capital growth from investments in common stocks or their equivalent.

  The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies with a market capitalization that falls within the capitalization range of companies included in the Standard & Poor's Mid-Cap 400 Index. Loomis Sayles seeks to build a core portfolio of equity securities that it believes to be undervalued by the market in relation to the issuers' earnings, dividends, assets and growth prospects and that has a smaller emphasis on special situations and turnarounds (companies that have experienced significant business problems but that Loomis Sayles believes have favorable prospects for recovery). Current income is not a consideration in selecting the Fund's investments. The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its total assets in the securities of issuers headquartered outside the United States or Canada. The Fund may also engage in foreign currency hedging transactions, options and futures transactions, securities lending, REITs and Rule 144A securities.

LOOMIS SAYLES SMALL CAP GROWTH FUND

  The Fund's investment objective is long-term capital growth from investments in common stocks or their equivalent.

  The Fund seeks to achieve its objective by investing primarily in equity securities of small, rapidly growing companies that Loomis Sayles believes have the potential for accelerating earnings growth and rising profit margins. The Fund will normally invest at least 65% of its total assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index and may invest up to 35% of its total assets in larger companies. Loomis Sayles seeks companies that have distinctive products, technologies, or services; dynamic earnings growth; prospects for a high level of profitability; and outstanding management. Current income is not a consideration in selecting the Fund's investments. The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its total assets in the securities of issuers headquartered outside the United States or Canada. The Fund may also engage in foreign currency hedging transactions, options and futures transactions, securities lending, and Rule 144A securities.

LOOMIS SAYLES SMALL CAP VALUE FUND

  The Fund's investment objective is long-term capital growth from investments in common stocks or their equivalent.

  The Fund seeks to achieve its objective by investing primarily in equity securities of small capitalization companies with good earnings growth potential that Loomis Sayles believes are undervalued by the market. The Fund will normally invest at least 65% of its total assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index and may invest up to 35% of its total assets in larger companies. Loomis Sayles seeks to build a core small capitalization portfolio of stocks of solid companies with reasonable growth prospects and that are attractively priced in relation to the companies' earnings with a smaller emphasis on special situations and turnarounds (companies that have experienced significant business problems but which Loomis Sayles believes have favorable prospects for recovery), as well as unrecognized stocks. Current income is not a consideration in selecting the Fund's investments. The Fund may invest up to 20% of its total assets in securities of foreign issuers. The Fund may also engage in foreign currency hedging transactions, REITs and Rule 144A securities.


LOOMIS SAYLES STRATEGIC VALUE FUND

  The Fund's investment objective is long-term capital growth from investments in common stocks or their equivalent.

  The Fund seeks to achieve its objective by investing substantially all of its assets in equity securities that Loomis Sayles considers to be undervalued by the markets. Stocks are selected based on a combination of quantitative factors including historical, relative price-earnings ratios; price-earnings ratios relative to growth rates; relative fundamentals and price movement; and qualitative factors including the quality of management, position in the industry, debt and balance sheet restructuring and product cycles. The Fund's strategy is to have a relatively concentrated portfolio normally consisting of approximately 35-40 securities that Loomis Sayles considers best positioned to perform in the current and future environments. The Fund may invest any portion of its assets in the securities of Canadian issuers and up to 20% of its total assets in securities of issuers headquartered outside the United States or Canada. The Fund may also engage in foreign currency hedging transactions, options and futures transactions, securities lending, REITs and Rule 144A securities.

LOOMIS SAYLES WORLDWIDE FUND

  The Fund's investment objective is high total investment return through a combination of capital appreciation and current income.

  The Fund seeks to achieve its objective by investing in U.S. and foreign equity and debt securities. The allocation of the Fund's assets among the four sectors of domestic equities, international equities, domestic bonds and international bonds will be made by Loomis Sayles' Global Asset Allocation group. The Fund will normally invest its assets in securities of issuers from at least three countries, one of which may be the United States. The Fund may also invest in collateralized mortgage obligations, zero coupon securities, when-issued securities, REITs and Rule 144A securities. The Fund may engage in foreign currency hedging transactions and options and forward contract transactions.

ALL FUNDS

  For temporary defensive purposes, each Fund may invest any portion of its assets in fixed income securities, cash and any other securities deemed appropriate by Loomis Sayles. Except for each Fund's investment objective, and any investment policies that are identified as "fundamental," all of the investment policies of each Fund may be changed without a vote of Fund shareholders.

     MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISK CONSIDERATIONS

COMMON STOCKS AND OTHER EQUITY SECURITIES

  Common stocks and similar equity securities, such as warrants and convertibles, are volatile and more risky than some other forms of investment. The value of an investment in a Fund that invests in equity securities may sometimes decrease. Equity securities of companies with relatively small market capitalization may be more volatile than the securities of larger, more established companies and than the broad equity market indexes.

DEBT AND OTHER FIXED INCOME SECURITIES

  The Worldwide Fund may invest in fixed income securities of any maturity. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private issuers. Because interest rates vary, it is impossible to predict the yield of a Fund that invests in fixed income securities for any particular period. The net asset value of such a Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

  Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest.

ZERO COUPON SECURITIES

  The Worldwide Fund may invest in "zero coupon" fixed income securities. These securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. A Fund investing in zero coupon securities is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus the Fund may have to sell other investments to obtain cash to make income distributions. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity.

COLLATERALIZED MORTGAGE OBLIGATIONS

  The Worldwide Fund may invest in collateralized mortgage obligations ("CMOs"). A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal payments on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, the early retirement of a particular class or series of CMOs held by a Fund could involve the loss of any premium the Fund paid when it acquired the investment and could result in the Fund's reinvesting the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

WHEN-ISSUED SECURITIES

  Each Fund may purchase securities on a "when-issued" basis. This means that the Fund will enter into a commitment to buy the security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If a Fund has outstanding obligations to buy when-issued securities, it will maintain liquid assets in a segregated account at its custodian bank in an amount sufficient to satisfy these obligations.

REAL ESTATE INVESTMENT TRUSTS

  REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, risks of default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and failing to maintain their exemptions from registration under the Investment Company Act of 1940 (the "1940 Act").

  Investment in REITs involves risk similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger securities.

RULE 144A SECURITIES

  Each Fund may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid.

FOREIGN SECURITIES

  Each Fund may invest in securities of issuers organized or headquartered outside the United States ("foreign securities"). Each of the Core Value and Small Cap Value Funds will not purchase a foreign security if, as a result, the Fund's holdings of foreign securities would exceed 20% of the Fund's total assets. Each of the Mid-Cap Growth, Mid-Cap Value, Small Cap Growth and Strategic Value Funds may each invest any portion of its assets in securities of Canadian issuers, but will not purchase foreign securities other than those of Canadian issuers if, as a result, such Fund's holding of non-U.S. and non-Canadian securities would exceed 20% of the Fund's total assets.

  Although investing in foreign securities may increase a Fund's diversification and reduce portfolio volatility, foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

  A Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

  Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund investing in these securities may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations or foreign withholding taxes. Changes in the value relative to the U.S. dollar of a foreign currency in which a Fund's holdings are denominated will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

  In addition, although part of a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

  In determining whether to invest assets of a Fund in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce a Fund's net income available for distribution to shareholders.

FOREIGN CURRENCY HEDGING TRANSACTIONS

  Each Fund that invests in foreign securities may engage in foreign currency exchange transactions, in connection with the purchase and sale of foreign securities, to protect the value of specific portfolio positions or in anticipation of changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. For example, to protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (that is, cash) basis at the prevailing spot rate. If conditions warrant, the Funds may also enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Funds might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options, and will be treated as illiquid assets. The Funds may not be able to dispose of over-the-counter options readily.

  Foreign currency transactions involve costs and may result in losses.

OPTIONS AND FUTURES TRANSACTIONS

  The International Equity, Mid-Cap Growth, Mid-Cap Value, Small Cap Growth, Strategic Value and Worldwide Funds may buy, sell or write options on securities, securities indexes, currencies or futures contracts. The Mid-Cap Growth, Mid-Cap Value, Small Cap Growth and Strategic Value Funds may buy and sell futures contracts on securities, securities indexes or currencies. Each of these Funds may engage in these transactions either for the purpose of enhancing investment return, or to hedge against changes in the value of other assets that the Fund owns or intends to acquire. Options and futures fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

  Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If a Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option.

  A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by a Fund exceeds (or is less than) the price of the offsetting purchase, the Fund will realize a gain (or loss). The value of options purchased or written by a Fund and futures contracts held by a Fund may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in a Fund's portfolio. All transactions in options and futures involve the possible risk of loss to a Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. When a Fund writes a call option or sells a futures contract without holding the underlying securities, currencies or futures contracts, its potential loss is unlimited. A Fund will be required, however, to set aside with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options and futures contracts.

  The successful use of options and futures will usually depend on Loomis Sayles' ability to forecast stock market, currency or other financial market movements correctly. A Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between the changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange traded options also depends on the availability of a liquid secondary market to enable a Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of options that are not traded on an exchange ("over-the-counter" options), a Fund is at risk that the other party to the transaction will default on its obligations, or will not permit the Fund to terminate the transaction before its scheduled maturity. As a result of these characteristics, each Fund will treat most over-the-counter options (and the assets it segregates to cover its obligations thereunder) as illiquid.

  The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than are the U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" above.

REPURCHASE AGREEMENTS

  Each Fund may invest in repurchase agreements. In repurchase agreements, a Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for a Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.

SECURITIES LENDING

  The Mid-Cap Growth, Mid-Cap Value, Small Cap Growth and Strategic Value Funds may each lend its portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33 1/3% of the Fund's total assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees.

  Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower defaults on its obligation and the Fund is delayed or prevented from recovering the collateral.

YEAR 2000

  Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000. Should any of the computer systems employed by the Funds' major service providers fail to process this type of information properly, that could have a negative impact on the Funds' operations and the services that are provided to the Funds' shareholders. Loomis Sayles and the Distributor have each advised the Funds that they are reviewing all of their computer systems with the goal of modifying or replacing such systems prior to January 1, 2000, to the extent necessary to foreclose any such negative impact. In addition, Loomis Sayles has been advised by the Funds' custodian that it is also in the process of review its systems with the same goal. As of the date of this prospectus, the Funds and Loomis Sayles have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the portfolio securities held by the Funds may be adversely affected by the inability of the securities' issuers or of third parties to process this type of information properly.

                         THE FUND'S INVESTMENT ADVISER

  The Funds' investment adviser is Loomis Sayles, One Financial Center, Boston, Massachusetts 02111. Founded in 1926, Loomis Sayles is one of the country's oldest and largest investment firms. The general partner of Loomis Sayles is a special purpose corporation that is an indirect wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies' managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("Met Life"), a mutual life insurance company. Nvest Companies' advising general partner, Nvest, L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest L.P.

  In addition to selecting and reviewing the Funds' investments, Loomis Sayles provides executive and other personnel for the management of the Funds. The Trust's board of trustees supervises Loomis Sayles' conduct of the affairs of the Funds.

  As of October 31, 1998, Charles Schwab & Co. Inc. owned 79%, 40%, 31%, 63%, and 93% of the Mid-Cap Growth Fund, Mid-Cap Value Fund, Small Cap Growth Fund, Strategic Value Fund, and Worldwide Fund, respectively. Shareholders holding more than 25% of a Fund's shares may be deemed to control the relevant Fund.

  Jeffrey W. Wardlow, Vice President of the Trust and of Loomis Sayles, has served as a portfolio manager of the Core Value Fund since its commencement of investment operations in 1991. Issac H. Green, Director of Loomis Sayles and Vice President of the Trust and of Loomis Sayles and James L. Carroll, Vice President of Loomis Sayles and the Trust, have served as portfolio managers of the Core Value Fund since October of 1997. Jerome A. Castellini, Vice President of the Trust and of Loomis Sayles, has served as the portfolio manager of the Mid-Cap Growth Fund since its commencement of investment operations in 1997. Scott S. Pape, Vice President of the Trust and of Loomis Sayles, has served as a portfolio manager of the Mid-Cap Growth Fund since its commencement of investment operations in 1997. Dean A. Gulis, Vice President of the Trust and of Loomis Sayles has served as a portfolio manager of the Mid-Cap Value Fund since October of 1997, Dawn Alston Paige and Peter Ramsden, each a Vice President of Loomis Sayles, have served as portfolio managers of the Mid-Cap Value Fund since October 1998. Christopher R. Ely, Vice President of the Trust and of Loomis Sayles, has served as the portfolio manager and Philip C. Fine and David L. Smith, Vice Presidents of the Trust and of Loomis Sayles, have served as assistant portfolio managers of the Small Cap Growth Fund since its commencement of investment operations in 1997. Jeffrey C. Petherick, Vice President of the Trust and of Loomis Sayles, has served as a portfolio manager of the Small Cap Value Fund since 1993, and Mary C. Champagne, Vice President of the Trust and of Loomis Sayles, has served as a portfolio manager of the Small Cap Value Fund since 1995. Philip J. Schettewi, Vice President of the Trust and Loomis Sayles, has served as the portfolio manager of the Strategic Value Fund since its commencement of investment operations in 1997. Daniel J. Fuss, President of the Trust and Executive Vice President of Loomis Sayles, has served as the portfolio manager of the domestic bonds sector of the Worldwide Fund since that Fund's commencement of investment operations in 1996. E. John deBeer, Vice President of the Trust and of Loomis Sayles, has served as portfolio manager of the international bonds sector of the Worldwide Fund since that Fund's commencement of investment operations in 1996. Quentin P. Faulkner, Vice President of the Trust and of Loomis Sayles, has served as the portfolio manager of the domestic equities sector of the Worldwide Fund since that Fund's commencement of investment operations in 1996. Paul H. Drexler, Vice President of the Trust and of Loomis Sayles, has served as the portfolio manager of the international equities sector of the Worldwide Fund since that Fund's commencement of investment operations in 1996 and of the International Equity Fund since 1996. Each of the foregoing, except Messrs. Carroll, Ely, Fine, Gulis and Smith, have been employed by Loomis Sayles for at least five years. Before joining Loomis Sayles in 1996, Mr. Carroll was a Managing Director and Senior Energy Analyst at PaineWebber, Inc. Prior to joining Loomis Sayles in 1996, Mr. Ely was Senior Vice President and Portfolio Manager, and Messrs. Fine and Smith were Vice Presidents and Portfolio Managers, of Keystone Investment

Management Company, Inc. Prior to joining Loomis Sayles in 1997, Mr. Gulis was a Principal and Director of Research at Roney & Company.

                                 FUND EXPENSES

  Each Fund pays Loomis Sayles a monthly investment advisory fee at the following annual percentage rate of the Fund's average daily net assets:

   FUND                                                                    RATE
   ----                                                                    ----
   Core Value............................................................. .50%
   International Equity................................................... .75%
   Mid-Cap Growth......................................................... .75%
   Mid-Cap Value.......................................................... .75%
   Small Cap Value........................................................ .75%
   Small Cap Growth....................................................... .75%
   Strategic Value........................................................ .50%
   Worldwide.............................................................. .75%

  In addition to the investment advisory fee, each Fund pays all expenses not expressly assumed by Loomis Sayles, including taxes, brokerage commissions, fees and expenses of registering or qualifying the Fund's shares under federal and state securities laws, fees of the Fund's custodian, transfer agent, independent accountants and legal counsel, expenses of shareholders' and trustees' meetings, 12b-1 fees, expenses of preparing, printing and mailing prospectuses to existing shareholders and fees of trustees who are not directors, officers or employees of Loomis Sayles and its affiliated companies.

  Loomis Sayles has voluntarily agreed, for an indefinite period, to reduce its advisory fees and/or bear other Fund expenses to the extent necessary to limit total operating expenses of the Institutional Class shares of each Fund to the following annual percentage rate of the Fund's average daily net assets:

   FUND                                                                 RATE
   ----                                                                ------
   Core Value.........................................................    .85%
   International Equity...............................................   1.00%
   Mid-Cap Growth.....................................................   1.00%
   Mid-Cap Value......................................................   1.00%
   Small Cap Value....................................................   1.00%
   Small Cap Growth...................................................   1.00%
   Strategic Value....................................................   1.00%
   Worldwide..........................................................   1.00%

  Loomis Sayles may change or terminate these voluntary arrangements at any time, but the Funds' Prospectus would be supplemented to describe the change.

  Loomis Sayles may pay certain broker-dealers and financial intermediaries whose customers are existing shareholders of the Funds a continuing fee in an amount of up to .25% annually of the value of Fund shares held for those customers' accounts. These fees are paid by Loomis Sayles out of its own assets and are not assessed against the customers' accounts with the Funds.

                            PORTFOLIO TRANSACTIONS

  Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the Funds' assets. The Funds anticipate that their portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may involve higher transaction costs and higher levels of taxable gains.

                            HOW TO PURCHASE SHARES

  An investor may make an initial purchase of shares of any Fund by submitting a completed application form and payment to:

      Boston Financial Data Services
      P.O. Box 8314
      Boston, Massachusetts 02266-8314
      Attn: Loomis Sayles Funds

  The minimum initial investment for the Institutional Class of each Fund's shares is $1 million in that Fund. A $2,500 minimum investment applies to the current and retired trustees of the Trust, investment advisory clients of Loomis Sayles (and their directors, officers and employees), and current and retired employees of Loomis Sayles and the parents, spouses and children of the foregoing. The minimum investment may be waived in whole or in part by Loomis Sayles in its sole discretion. Subsequent investments must be at least $50.

  Shares of any Fund may be purchased by (i) cash, (ii) exchanging Institutional Class Shares of any Fund (or any other series of Loomis Sayles Funds) provided the value of the shares exchanged meets the investment minimum of the Fund into which the exchange is made, (iii) exchanging securities on deposit with a custodian acceptable to Loomis Sayles or (iv) a combination of such securities and cash. Purchase of shares of the Fund in exchange for securities is subject in each case to the determination by Loomis Sayles that the securities to be exchanged are acceptable for purchase by the Fund. In all cases Loomis Sayles reserves the right to reject any securities that are proposed for exchange. Securities accepted by Loomis Sayles in exchange for Fund shares will be valued in the same manner as the Fund's assets as described below as of the time of the Fund's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. An investor who wishes to purchase shares by exchanging securities should obtain instructions by calling 800-633-3330 option 5 and asking for the Loomis Sayles Shareholder Services Group.

  Loomis Sayles will not approve the acceptance of securities in exchange for shares of any Fund unless (1) Loomis Sayles, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund can be resold by the Fund without restriction under the Securities Act of 1933, as amended (the "Securities Act") or otherwise; and (3) the securities are eligible to be acquired under the Fund's investment policies and restrictions. No investor owning 5% or more of Fund's shares may purchase additional shares of that Fund by exchange of securities.

  All purchases made by check should be in U.S. dollars and made payable to State Street Bank. Third party checks will not be accepted. When purchases are made by check or periodic account investment, redemption will not be allowed until the investment being redeemed has been in the account for 15 calendar days.

  Upon acceptance of an investor's order, BFDS opens an account, applies the payment to the purchase of full and fractional Fund shares and mails a statement of the account confirming the transaction.

  After an account has been established, an investor may send subsequent investments at any time directly to BFDS at the above address. The remittance must be accompanied by either the account identification slip detached from a statement of account or a note containing sufficient information to identify the account, i.e., the Fund name and the investor's account number or name and social security number.

  Subsequent investments can also be made by federal funds wire. Investors should instruct their banks to wire federal funds to State Street Bank and Trust Company, ABA #011000028. The text of the wire should read as follows:
"$    amount, STATE STREET BOS ATTN Mutual Funds. Credit Fund (Fund Name and
Institutional Class), DDA #9904-622-9, Account Name, Account Number." A bank may charge a fee for transmitting funds by wire.

  Each Fund and the Distributor reserve the right to reject any purchase order, including orders in connection with exchanges, for any reason which the Fund or the Distributor in its sole discretion deems appropriate. Although the Funds do not presently anticipate that they will do so, each Fund reserves the right to suspend or change the terms of the offering of its shares.

  The price an investor pays will be the per share net asset value next calculated after a proper investment order is received by the Trust's transfer or other agent or subagent. Shares of each Fund are sold with no sales charge. The net asset value of each Fund's shares is calculated once daily as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading, by dividing the Fund's net assets by the number of shares outstanding. Portfolio securities are valued at their market value as more fully described in the Statement of Additional Information.

  The Distributor may accept telephone orders from broker-dealers who have been previously approved by the Distributor. It is the responsibility of such broker-dealers to promptly forward purchase or redemption orders to the Distributor. Although there is no sales charge imposed by the Fund or the Distributor, broker-dealers may charge the investor a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealer and not remitted to the Fund.

  Each Fund also offers a Retail Class of shares that has a $25,000 minimum investment for certain categories of investors, is offered through intermediaries and bears higher expenses. Because of its lower expenses, the Institutional Class of shares of each Fund is expected to have a higher total return than the Retail Class of shares.

  The Loomis Sayles Small Cap Value Fund also offers an Admin Class of shares that is offered exclusively through intermediaries, who will be the record owners of the shares. Because of its lower expenses, the Institutional Class of shares of the Loomis Sayles Small Cap Value Fund is expected to have a higher total return than the Admin Class of shares.

                             SHAREHOLDER SERVICES

  The Funds offer the following shareholder services, which are more fully described in the Statement of Additional Information. Explanations and forms are available from BFDS. Telephone redemption and exchange privileges will be established automatically when an investor opens an account unless an investor elects on the application to decline the privileges. Other privileges must be specifically elected. A signature guarantee will be required to establish a privilege after an account is opened.

  FREE EXCHANGE PRIVILEGE. The Institutional Class shares of any Fund may be exchanged for shares of the Institutional Class of any other Fund (or any other fund that is a series of Loomis Sayles Funds and that offers Institutional Class shares) or for shares of certain money market funds advised by New England Funds Management, L.P., an affiliate of Loomis Sayles, provided the value of the shares exchanged meets the investment minimum of that Fund and, in the case of Loomis Sayles High Yield Fund, Loomis Sayles Municipal Bond Fund and Loomis Sayles U.S. Government Securities Fund, Loomis Sayles has approved the exchange of shares. Exchanges may be made by written instructions or by telephone, unless an investor elected on the application to decline telephone exchange privileges. The exchange privilege should not be viewed as a means for taking advantage of short-term swings in the market, and the Funds reserve the right to terminate or limit the privilege of any shareholder who makes more than four exchanges in any calendar year. The Funds may terminate or change the terms of the exchange privilege at any time, upon 60 days' notice to shareholders. An exchange is a taxable event for federal income tax purposes in which a gain or loss would be realized by an investor that is subject to federal income taxation.

  RETIREMENT PLANS. The Funds' shares may be purchased by all types of tax-deferred retirement plans. Loomis Sayles makes available retirement plan forms for IRAs.

  SYSTEMATIC WITHDRAWAL PLAN. If the value of an account is at least $25,000, an investor may have periodic cash withdrawals automatically paid to the investor or any person designated by the investor.

  AUTOMATIC INVESTMENT PLAN. Voluntary monthly investments of at least $50 may be made automatically by pre-authorized withdrawals from an investor's checking account.

                             HOW TO REDEEM SHARES

  An investor can redeem shares by sending a written request to Boston Financial Data Services, Inc., P.O. Box 8314, Boston, Massachusetts 02266. As described below, an investor may also redeem shares by calling BFDS at 800-626-9390. Proceeds resulting from a written or telephone redemption request can be wired to an investor's bank account or sent by check in the name of the registered owners to their record address.

  The written request must include the name of the Fund, the account number, the exact name(s) in which the shares are registered, and the number of shares or the dollar amount to be redeemed. All owners of the shares must sign the request in the exact names in which the shares are registered (this appears on an investor's confirmation statement) and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity). Investors requesting that redemption proceeds be wired to their bank accounts must provide specific wire instructions.

  If (1) an investor is redeeming shares worth more than $50,000, (2) an investor is requesting that the proceeds check be made out to someone other than the registered owners or be sent to an address other than the record address, (3) the account registration has changed within the last 30 days or
(4) an investor is instructing us to wire the proceeds to a bank account not designated on the application, the investor must have his or her signature guaranteed by an eligible guarantor. This requirement may be waived by Loomis Sayles in its sole discretion. Eligible guarantors include commercial banks, trust companies, savings associations, credit unions and brokerage firms that are members of domestic securities exchanges. Before submitting the redemption request, an investor should verify with the guarantor institution that it is an eligible guarantor. Signature guarantees by notaries public are not acceptable.

  When an investor telephones a redemption request, the proceeds are wired to the bank account previously chosen by the investor. A wire fee (currently $5) will be deducted from the proceeds. A telephonic redemption request must be received by BFDS prior to the close of regular trading on the New York Stock Exchange. If an investor telephones a request to BFDS after the Exchange closes or on a day when the Exchange is not open for business, BFDS cannot accept the request and a new one will be necessary.

  If an investor decides to change the bank account to which proceeds are to be wired, an investor must send in this change in writing with a signature guarantee. Telephonic redemptions may only be made if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. Unless an investor indicates otherwise on the account application, BFDS will be authorized to act upon redemption and exchange instructions received by telephone from the investor or any person claiming to act as the investor's representative who can provide BFDS with the investor's account registration and address as it appears on the records of State Street Bank. BFDS will employ these or other reasonable procedures to confirm that instructions communicated by telephone are genuine; the Fund, State Street Bank, BFDS, the Distributor and Loomis Sayles will not be liable for any losses due to unauthorized or fraudulent instructions if these or other reasonable procedures are followed. For information, consult BFDS. In times of heavy market activity, an investor who encounters difficulty in placing a redemption or exchange order by telephone may wish to place the order by mail as described above.

  The redemption price will be the net asset value per share next determined after the redemption request and any necessary special documentation are received by BFDS in proper form.

  Proceeds resulting from a written redemption request will normally be mailed to an investor within seven days after receipt of the investor's request in good order. Telephonic redemption proceeds will normally be wired to an investor's bank on the first business day following receipt of a proper redemption request. If an investor purchased shares by check and the check was deposited less than fifteen days prior to the redemption request, the Fund may withhold redemption proceeds until the check has cleared.

  The Fund may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

                    CALCULATION OF PERFORMANCE INFORMATION

  "Total return" for the one-, five- and ten-year periods (or for the life of a class, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in a Fund. Total return may also be presented for other periods.

                DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

  The Funds declare and pay their net investment income to shareholders as dividends annually. Each Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any capital gain distributions are normally made annually, but may, to the extent permitted by law, be made more frequently as deemed advisable by the trustees of the Trust. The Trust's trustees may change the frequency with which the Funds declare or pay dividends.

  Dividends and capital gain distributions will automatically be reinvested in additional shares of the same Fund unless an investor has elected to receive cash. Each Fund intends to qualify as a regulated investment company under the Code. As such, so long as a Fund distributes substantially all its net investment income and net capital gains to its shareholders, the Fund itself does not pay any federal income tax to the extent such income and gains are so distributed.

  An investor's income dividends and short-term capital gain distributions (that is, net gains from securities held for not more than a year) are taxable as ordinary income whether distributed in cash or additional shares. Distributions designated by all Funds as deriving from net gains on securities held for more than one year will be taxable as such (generally at a 20% rate for noncorporate shareholders) whether distributed in cash or additional shares and regardless of how long an investor has owned shares of the Fund.

  A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution of net capital gains, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

  Each Fund is required to withhold 31% of any redemption proceeds (including the value of shares exchanged) and all income dividends and capital gain distributions it pays to an investor (1) if an investor does not provide a correct, certified taxpayer identification number, (2) if the Fund is notified that an investor has underreported income in the past, or (3) if an investor fails to certify to the Fund that the investor is not subject to such withholding.

  Certain designated dividends from the Funds are expected to be eligible for the dividends-received deduction for corporate shareholders that meet a holding period requirement.

  State Street Bank will send each investor and the IRS an annual statement detailing federal tax information, including information about dividends and distributions paid to the investor during the preceding year. Be sure to keep this statement as a permanent record. A fee may be charged for any duplicate information that an investor requests.

NOTE: The foregoing summarizes certain tax consequences of investing in the Funds. Before investing, an investor should consult his or her own tax adviser for more information concerning the federal, foreign, state and local tax consequences of investing in, redeeming or exchanging Fund shares.

INVESTMENT ADVISER Loomis, Sayles &
Company, L.P. One Financial Center Boston,
Massachusetts 02111

DISTRIBUTOR Loomis Sayles Distributors,
L.P. One Financial Center Boston,
Massachusetts 02111

TRANSFER AND DIVIDEND PAYING AGENT AND
CUSTODIAN OF ASSETS State Street Bank and
Trust Company Boston, Massachusetts 02102

SHAREHOLDER SERVICING AGENT FOR STATE
STREET BANK AND TRUST COMPANY Boston
Financial Data Services, Inc. P.O. Box 8314
Boston, Massachusetts 02266

LEGAL COUNSEL Ropes & Gray One
International Place Boston, Massachusetts
02110

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP One Post Office
Square Boston, Massachusetts 02109